INVESTMENT MANAGERS SERIES TRUST III

FPA Queens Road Value Fund

235 West Galena Street

Milwaukee, Wisconsin 53212

January 29, 2026

Dear Valued Shareholder:

A Special Meeting of Shareholders of the FPA Queens Road Value Fund (the “Target Fund”), a series of Investment Managers Series Trust III (the “Trust”), has been scheduled for March 13, 2026 (the “Special Meeting”). At the Special Meeting, you will be asked to vote on an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Target Fund, a mutual fund, into the FPA Queens Road Value ETF (the “Acquiring ETF”), a newly organized exchange-traded fund (“ETF”) series of the Trust.

The Plan will provide for the transfer of all of the assets of the Target Fund to the Acquiring ETF, in exchange solely for shares of the Acquiring ETF and the assumption of all of the liabilities of the Target Fund by the Acquiring ETF, and the distribution of the Acquiring ETF’s shares received by the Target Fund to its shareholders in complete liquidation of the Target Fund (the “Reorganization”). The Acquiring ETF is a newly organized series of the Trust that will commence operations upon the closing of the Reorganization. The Acquiring ETF is designed to be identical from an investment perspective to the Target Fund and will have the same investment objective, investment strategies, and fundamental investment policies as the Target Fund. First Pacific Advisors, LP (“FPA”) is the investment adviser to the Target Fund and Acquiring ETF, and Bragg Financial Advisors, Inc. (“BFA”) is the sub-adviser to the Target Fund and the Acquiring ETF. In order to receive shares of the Acquiring ETF as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that permits investments in exchange-traded fund shares (a “Qualifying Account”). If you are unsure about the ability of your account to receive Acquiring ETF shares, please call 1-800-638-3060 or contact your financial advisor or other financial intermediary. The Acquiring ETF will not issue fractional shares and, as a result, shareholders may receive cash in lieu of fractional shares of the Acquiring Fund.

●	Each shareholder of the Target Fund that holds their Target Fund shares through a Qualifying Account will receive a number of shares of beneficial interest of the Acquiring ETF and cash in lieu of fractional Acquiring ETF shares (if applicable) equal in value to the aggregate net asset value of the shares of the Target Fund held by the Target Fund shareholder immediately prior to the Reorganization and will become a shareholder of the Acquiring ETF. The Acquiring ETF will not issue fractional shares. If your financial intermediary does not have a policy to hold fractional shares of ETFs, you will receive cash from your financial intermediary in lieu of fractional shares (which will generally result in a taxable event to you for federal income tax purposes). You should contact your financial intermediary to determine its policy with respect to fractional shares of ETFs and whether you will hold fractional shares of the Acquiring ETF after the Reorganization or if you will receive cash in lieu of fractional shares.

●	Shareholders of the Target Fund that hold their Target Fund shares through an account that is not permitted to hold Acquiring ETF shares (a “Non-Qualifying Account”), such as accounts directly with the Target Fund at the Target Fund’s transfer agent, will receive cash equal in value to the aggregate net asset value of the shares of the Target Fund held by the Target Fund shareholder immediately prior to the Reorganization (which will generally result in a taxable event for federal income tax purposes) and will not become a shareholder of the Acquiring ETF. If you hold your shares through a Non-Qualifying Account and you wish to receive Acquiring ETF shares in the Reorganization, you must transfer your shares to a Qualifying Account prior to the Reorganization. If you transfer your shares to a Qualifying Account prior to the Reorganization, please be aware that you may pay brokerage commissions and other fees associated with the account.

Management believes that the proposed Reorganization is expected to permit the Acquiring ETF to operate at lower overall costs before waivers (and the same costs after waivers) and to potentially achieve further reduced operating costs through the benefits of economies of scale as the Acquiring ETF increases in size (although cost reduction is not guaranteed). Management also believes that, if the Reorganization is completed, shareholders may benefit from certain potential advantages offered by ETFs, including greater tax efficiency, the ability to purchase and sell shares throughout the trading day at the then-prevailing market price on an exchange, less cash drag on performance, more efficient portfolio management, and lower portfolio transaction costs.  In addition, the Reorganization is generally not expected to be a taxable event for Target Fund shareholders for U.S. federal income tax purposes (except with respect to cash received by shareholders in lieu of fractional shares and with respect to redemptions of shares held through Non-Qualifying Accounts, as described in the attached Proxy Statement). As a result, management recommended to the Trust’s Board of Trustees (the “Board”) that the Target Fund be reorganized into the Acquiring ETF. After careful consideration, for the reasons discussed in the attached combined proxy statement/prospectus (“Proxy Statement”), the Board determined that the Reorganization is in the best interest of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. The Board recommends that you read the attached Proxy Statement carefully and then vote FOR the proposal.

The costs incurred with respect to the Reorganization will be borne by FPA and BFA, and the Reorganization is not expected to result in any increase in ongoing shareholder fees or expenses. No sales charges or redemption fees will be imposed in connection with the Reorganization. If the shareholders of the Target Fund do not approve the Reorganization, then the Reorganization will not be implemented and FPA and BFA will continue to manage the Target Fund.

The attached Proxy Statement is designed to give you more information about the proposal. If you have any questions regarding the proposal, please do not hesitate to call 1-800-638-3060. If you were a shareholder of record of the Target Fund as of the close of business on January 20, 2026, the record date for the Special Meeting, you are entitled to vote on the proposal at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out and signing the enclosed proxy card or voting by telephone or Internet as described herein.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card, which includes voting by mail, calling the toll-free number on your proxy card to vote by telephone or Internet voting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date up until the time of the Special Meeting through the toll-free number listed in the enclosed voting instructions or by submitting a later dated proxy card.

Thank you for taking the time to consider this important proposal and for your continuing investment in the FPA Queens Road Value Fund. If you have questions, please do not hesitate to email FPA at crm@fpa.com.

Sincerely,

Maureen Quill

President

INVESTMENT MANAGERS SERIES TRUST III

FPA Queens Road Value Fund

235 West Galena Street

Milwaukee, Wisconsin 53212

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 13, 2026

Investment Managers Series Trust III, a Delaware statutory trust (the “Trust”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of the FPA Queens Road Value Fund, a series of the Trust (the “Target Fund”), on March 13, 2026, at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, at 10:00 a.m. local time. At the Special Meeting, you and the other shareholders of the Target Fund will be asked to consider and vote upon the following proposals:

1.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Target Fund to the FPA Queens Road Value ETF (the “Acquiring ETF”), a newly created series of Investment Managers Series Trust III (the “Trust”), in exchange for (a) shares of the Acquiring ETF with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Target Fund, and (b) the Acquiring ETF’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring ETF in proportion to the shareholders’ respective holdings of shares of the Target Fund; and

2.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Only shareholders of record of the Target Fund at the close of business on January 20, 2026, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting”. Whether or not you expect to attend the Special Meeting, please submit your vote via the options listed on your proxy card. You may vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope, by calling the toll-free number on your proxy card to vote by telephone, or by the Internet. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the proxy statement/prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date up until the time of the Special Meeting through the toll-free number or submitting a later dated proxy card.

By Order of the Board of Trustees of Investment Managers Series Trust III

Maureen Quill

Maureen Quill

President

INVESTMENT MANAGERS SERIES TRUST III

FPA Queens Road Value Fund

235 West Galena Street

Milwaukee, Wisconsin 53212

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

This section contains a number of questions and answers which will help explain the Reorganization. Following this section is a more detailed discussion.

Q.        What is this document and why did you send it to me?

A.        The attached document is a combined proxy statement/prospectus to solicit votes from shareholders of the FPA Queens Road Value Fund (the “Target Fund”), a series of Investment Managers Series Trust III (the “Trust”), at the special meeting of the Target Fund’s shareholders (“Special Meeting”), and a registration statement for the FPA Queens Road Value ETF (the “Acquiring ETF”), a corresponding newly created shell series of the Trust. This combined proxy/registration statement is referred to below as the “Proxy Statement.”

This Proxy Statement is being provided to you in connection with the solicitation of proxies to vote to approve an Agreement and Plan of Reorganization (the form of which is attached as Appendix A) (the “Plan”) regarding the proposed reorganization of the Target Fund into the Acquiring ETF (the “Reorganization”). The Acquiring ETF is designed to be identical from an investment perspective to the Target Fund. The investment objective, strategies and fundamental investment policies of the Acquiring ETF and the Target Fund are the same, as further described in the Proxy Statement.

This Proxy Statement contains the information that shareholders of the Target Fund should know before voting on this proposal. You are receiving this Proxy Statement because you own shares of the Target Fund and are entitled to vote at the Special Meeting. We are sending this document to you for your use in deciding whether to approve this proposal. This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card. Approval of the shareholders of the Target Fund is needed to proceed with the proposal. The Special Meeting will be held on March 13, 2026, to consider the proposal.

Q.        Why is the Reorganization being recommended to shareholders?

A.        First Pacific Advisors, LP (“FPA” or the “Adviser”), Bragg Financial Advisors, Inc. (“BFA” or the “Sub-Adviser), and the Board of Trustees of the Trust (the “Board”) believe that operating the Target Fund as an ETF is in the best interests of the Target Fund and its shareholders. After the Reorganization, shareholders of the Target Fund participating in the Reorganization will still be invested in an open-end fund with the same investment objective, investment strategies, and fundamental investment policies as the Target Fund, and that is operated by the same investment adviser and the same sub-adviser as the Target Fund. Also, the portfolio manager for the Target Fund will continue as the portfolio manager for the Acquiring ETF. In addition, operating the Target Fund as an ETF is expected to offer a number of benefits to shareholders following the Reorganization, including:

●	Lower operating expenses (before waivers) and same expense limitation: The Acquiring ETF is expected to operate at a lower overall cost (before waivers) than the Target Fund. A number of expenses involved in the operation of the Acquiring ETF are lower than they are for the Target Fund, which operates as a traditional mutual fund, or are not applicable to the Acquiring ETF. This includes transfer agency fees, shareholder servicing fees, state registration fees and certain custody related expenses. There are some expenses specific to the Acquiring ETF, however, including exchange listing fees and fees paid to the transfer agent, custodian and distributor for services unique to ETFs. These are largely fixed expenses which do not increase as the ETF grows or based on individual shareholder activity. As a result, as the Acquiring ETF grows, its expense ratio is expected to decline (although this is not guaranteed). The Adviser has entered into an expense limitation agreement (“expense cap”) with the Acquiring ETF that is the same as the expense limitation agreement the Adviser currently has with the Target Fund. As a result, the Acquiring ETF’s total annual fund operating expenses after waivers are expected to be the same as those of the Target Fund. The expense cap for the Acquiring ETF will remain in place for at least two years from the date of the Reorganization.

●	Intraday trading: Because Acquiring ETF shares can be purchased and sold throughout the trading day at fair market value on the exchange, if you decide to purchase or sell shares of the Acquiring ETF, you can do that right away at the then-prevailing market price. With the mutual fund, you place your purchase or redemption order and your shares are purchased or redeemed at the next calculated net asset value (“NAV”), which happens at the end of the trading day. This means that as an Acquiring ETF shareholder you will no longer redeem your shares for cash at the next determined NAV per share. We note, however, that buying or selling shares of the Acquiring ETF may involve paying a brokerage commission, and prices on the exchange may be higher or lower than the Acquiring ETF’s NAV.

●	Lower transaction costs and advantageous tax treatment: As described in further detail below, it is expected that Authorized Participants (as defined below) will primarily purchase and redeem shares of the Acquiring ETF in exchange for a basket of securities, rather than cash. These “in-kind” purchases and redemptions will permit the Acquiring ETF to avoid the usual transaction costs and market impact of cash transactions that the Target Fund typically experiences. In addition, the Acquiring ETF does not expect in-kind redemptions to result in taxable distributions (or deemed distributions) for the shareholders of the Acquiring ETF that are not redeeming their shares. To the extent the Acquiring ETF sells portfolio holdings to implement its strategy or engages in cash transactions with Authorized Participants, such transactions might cause the Acquiring ETF to recognize taxable gain, which would generally need to be distributed to shareholders.

The Adviser believes, and the Board agreed, that operating the Target Fund’s strategy in the ETF structure offers a better value proposition than traditional open-end mutual funds, primarily because of reduced operational costs, superior transaction flexibility and the possibility of advantageous tax treatment.

The Reorganization is generally not expected to be a taxable event for Target Fund shareholders for U.S. federal income tax purposes (except with respect to cash received by shareholders in lieu of fractional shares and with respect to redemptions of shares held through Non-Qualifying Accounts, as described below).

Q:      How will the Reorganization work?

A.           In the Reorganization, pursuant to the Plan, the Target Fund will transfer all of its assets to the Acquiring ETF in return for shares of the Acquiring ETF, and the Acquiring ETF’s assumption of the Target Fund’s liabilities.  The Target Fund will then liquidate by distributing the shares and cash it receives from the Acquiring ETF to the shareholders of the Target Fund.

In order to receive shares of the Acquiring ETF as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that permits investments in exchange-traded fund shares (a “Qualifying Account”).  If you hold your Target Fund shares through a Qualifying Account, you will receive Acquiring ETF shares and cash in lieu of fractional Acquiring ETF shares (if applicable) having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund you owned when the Reorganization occurred. The Acquiring ETF does not issue fractional shares.  If your financial intermediary does not have a policy to hold fractional shares of ETFs, you will receive cash from your financial intermediary in lieu of fractional shares.  You should contact your financial intermediary to determine its policy with respect to fractional shares of ETFs and whether you will hold fractional shares of the Acquiring ETF after the Reorganization or if you will receive cash in lieu of fractional shares.  Shareholders that receive cash compensation will generally be required to recognize gain or loss upon the receipt of cash for their fractional shares.

If you hold your Target Fund shares through an account that is not permitted to hold Acquiring ETF shares (a “Non-Qualifying Account”), such as an account directly with the Target Fund at the Target Fund’s transfer agent, you will receive cash equal in value to the aggregate net asset value of the shares of the Target Fund you owned immediately prior to the Reorganization (which will generally result in a taxable event to you for federal income tax purposes) and you will not become a shareholder of the Acquiring ETF. If you hold your shares through a Non-Qualifying Account and wish to receive Acquiring ETF shares in the Reorganization, you must transfer your shares to a Qualifying Account prior to the Reorganization. If you transfer your shares to a Qualifying Account, please be aware that you may pay brokerage commission and other fees associated with the account.

If you hold your shares of the Target Fund through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may redeem your shares prior to the Reorganization or your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. In some cases, this transfer may be a taxable event. If you do not redeem your shares or if your financial intermediary does not transfer your investment to a different investment option prior to the Reorganization, your Target Fund shares will be liquidated and you will receive cash equal in value to the net asset value of the Target Fund shares.  If you hold Target Fund shares in an IRA account, the return of cash may be treated as a taxable withdrawal or other taxable distribution by the IRA or other retirement account to you.  In addition to being treated as taxable income, in some cases, the cash payment may also be subject to a 10% early distribution tax for IRAs. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

If you hold shares of the Target Fund in an account directly with the Target Fund and do not take action to transfer your investment in the Target Fund to a brokerage account that permits investments in exchange-traded fund shares prior to the Reorganization, your Target Fund shares will be liquidated and you will receive cash equal in value to the net asset value of the Target Fund shares (which will generally result in a taxable event to you for federal income tax purposes) and you will not become a shareholder of the Acquiring ETF.

If you are unsure about the ability of your account to receive Acquiring ETF shares, please call 1-800-638-3060 or contact your financial advisor or other financial intermediary.

Q.       Has the Board approved the Reorganization?

A.       Yes, the Board approved the Reorganization at a meeting on October 14, 2025. After careful consideration, the Board, including all of the Trustees who are not “interested persons” of the Target Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), determined that the Reorganization is in the best interests of the Target Fund and its shareholders and that the Target Fund’s existing shareholders’ interests will not be diluted as a result of its Reorganization. The Acquiring ETF does not have existing shareholders.

Q.        What will change when the mutual fund is converted to an ETF?

A.       Your fund will be an exchange traded investment company, known as an ETF. After the Reorganization, your fund will remain a registered investment company, but it will be exchange traded, and, if you own your Target Fund shares in a Qualifying Account, you will own shares as you did before the Reorganization, but of the Acquiring ETF instead of the Target Fund. You will no longer redeem individual shares directly from the fund; should you decide to purchase or sell shares of the Acquiring ETF after the Reorganization, you will need to place a trade through a broker-dealer who will execute your trade on the CBOE BZX Exchange, Inc. (the “Exchange”) or other nationally recognized exchange at prevailing market prices. As with all ETFs, your broker may charge a commission for purchase and sales transactions. Your fund will be a fully transparent, actively managed ETF, which means that a list of the Acquiring ETF’s portfolio holdings will be available on the Acquiring ETF’s website every day. The Acquiring ETF’s website will also contain other information about things like the Acquiring ETF’s NAV, market price, premiums and discounts, and bid-ask spreads, as required by rules that govern ETFs.

Q.        Will the Reorganization affect the way the Fund is managed and invested?

A.        No. FPA will remain as investment adviser and BFA will remain as sub-adviser, respectively, to the Acquiring ETF and will manage the Acquiring ETF using the same investment objective, investment strategies and fundamental investment policies currently used by the Target Fund. The Acquiring ETF will continue to be actively managed and the portfolio manager will remain the same.

Q.        Will the Reorganization result in any federal tax liability to me?

A.        The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and generally is not expected to result in recognition of gain or loss by the Target Fund or its shareholders. However, immediately prior to the Reorganization, some shareholders will receive cash in lieu of fractional shares of the Acquiring ETF, and shareholders holding shares through Non-Qualifying Accounts will receive cash for all of their shares instead of shares of the Acquiring ETF (which will generally result in a taxable event for federal income tax purposes).

As a condition of the closing of the Reorganization and assuming that the parties comply with the terms of the Plan and supply appropriate representation letters, the Trust will receive an opinion of counsel regarding the tax consequences of the Reorganization. This opinion will be filed with the SEC after the close of the Reorganization and available on the SEC’s website at https://www.sec.gov. Shareholders should consult their tax advisors about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

Q.        Are there any risks of owning ETFs that are different than the risks of owning mutual funds?

A.        We discuss these risks later in this Proxy Statement, but below, we summarize some of the risks.

●	The Acquiring ETF’s shares will be listed for trading on the Exchange, a stock exchange, and shares are bought and sold in the secondary market at a market price. Although it is expected that the market price of an ETF share will approximate its NAV, there could be times when the market price and the NAV differ significantly. If that happened, you could pay more or less than NAV when you buy shares on the exchange, and you could receive more or less than NAV when you sell shares on the exchange.

●	The Acquiring ETF’s shares will be listed for trading, but it is possible that an active trading market might not be maintained.

●	Trading in ETF shares on an exchange can be halted for a variety of reasons, and this could be an individual trading halt (when trading in a particular share is halted) or a market-wide trading halt (when the whole exchange stops trading). ETF shares could also be delisted. Both trading halts and delistings happen for a variety of reasons.

●	Only financial institutions that enter into an Authorized Participant Agreement with the Trust (an “Authorized Participant”) can engage in creation or redemption transactions for ETF shares. If the Acquiring ETF’s Authorized Participants decide not to create or redeem shares, shares could trade at a premium or discount to the Acquiring ETF’s NAV and could face trading halts or delistings.

Q.        How do the expenses for the Acquiring ETF compare to the expenses for the Target Fund?

A.       The Acquiring ETF will have the same management fee as the Target Fund and is expected to have lower total annual fund operating expenses before waivers and expense reimbursements than the Target Fund. FPA has entered into an expense limitation agreement with the Acquiring ETF, which will be in effect for at least two years from the date of the Reorganization, that is the same as FPA’s current expense limitation agreement with the Target Fund. As a result, the Acquiring ETF’s total annual fund operating expenses after waivers are expected to be the same as those of the Target Fund. After the initial two-year term of the operating expense limitation agreement, it will automatically renew for an additional one-year period unless sooner terminated by FPA upon 60 days’ written notice, subject to the consent of the IMST III board. FPA has indicated its intention to continue the operating expense limitation agreement for the foreseeable future.

Q.        Can you explain more about the differences in “other expenses” between the Target Fund and the Acquiring ETF?

A.        The services required to operate the Acquiring ETF are somewhat different than the services required to operate the Target Fund, which is a traditional mutual fund. These services fall into the “other expenses” component of a fund’s expenses as shown in the fee table of the fund’s prospectus.

Transfer agency and shareholder servicing fees for mutual funds often involve minimum annual fees as well as variable fees based on the size of the fund and sometimes specific expenses incurred to service the fund. By comparison, for ETFs, the transfer agency fees are fixed and the fixed rate for ETFs is often less than the minimum for traditional mutual funds. The Target Fund may pay a shareholder servicing fee of up to 0.25% of its average daily net assets. ETFs generally, and the Acquiring ETF in particular, do not have shareholder servicing fees.

In many states, mutual funds are required to pay state registration fees. These fees often involve a minimum fee plus a variable amount based on the number of shares purchased in each state. Because they are exchange listed, ETFs are exempt from these fees. However, ETFs must pay an exchange registration and listing fees. While circumstances vary, exchange registration and listing fees are generally lower than the state registration fees for mutual funds.

Both mutual funds and ETFs pay custody fees, which is a fee paid to a service provider that holds the fund’s assets. Some activity-based custody fees, which relate to the frequency of purchases and sales of assets the fund holds, are not incurred by ETFs because of the way ETF shares are purchased. The Acquiring ETF will also pay fees for services provided by the custodian and distributor for basket transaction services and the order entry process unique to ETFs. These fees are largely fixed.

In an ETF, purchase- and redemption-related expenses are generally incurred and borne by the Authorized Participant and are not borne by the Fund and its shareholders.

●	When a mutual fund sells shares, it incurs some cost to invest the incoming funds. When an ETF sells shares in a creation unit, these costs are generally not incurred by the ETF. When a block of shares is purchased from the Acquiring ETF, the Acquiring ETF will generally receive securities in-kind, and the Acquiring ETF will not incur the brokerage costs associated with purchasing those securities. When the Acquiring ETF receives cash for all or part of a creation unit purchase, the Authorized Participant pays an additional transaction fee to offset brokerage expenses associated with cash transactions.

●	When a mutual fund redeems shares, it may sell portfolio holdings to pay redemptions, and incur brokerage costs on those trades. When a block of shares is redeemed from the Acquiring ETF, the redemption is generally effected by delivering to the Authorized Participant shares of the underlying portfolio holdings, which means that the Acquiring ETF generally does not sell portfolio holdings to pay redemptions. Similar to purchases of creation units, when the Acquiring ETF pays cash for all or part of a creation unit redemption, the Authorized Participant pays an additional transaction fee to offset brokerage expenses associated with cash transactions.

To ensure that shareholders do not pay higher total annual fund operating expenses, FPA has agreed to limit the total expense ratio for the Acquiring ETF to 0.73%, which is the same as FPA’s current expense limitation agreement with the Target Fund. As with the Target Fund’s current expense cap, the Acquiring ETF’s expense cap excludes interest, taxes, brokerage fees and commissions payable by the Acquiring ETF in connection with the purchase or sale of portfolio securities, fees and expenses of other funds in which the Acquiring ETF invests, and extraordinary expenses, including litigation expenses not incurred in the Acquiring ETF’s ordinary course of business. The expense cap will be in place for two years from the date of the Reorganization. After the initial two-year term of the operating expense limitation agreement, it will automatically renew for the Acquiring ETF for an additional one-year period unless sooner terminated by the Acquiring ETF’s adviser upon 60 days’ written notice, subject to the consent of the Board. FPA has indicated its intention to continue the operating expense limitation agreement for the foreseeable future, although there is no guarantee that it will continue to do so.

Q.           Are there other benefits to investing in the Acquiring ETF?

A.           Yes, there are a number of additional benefits to the ETF structure that the Acquiring ETF will receive. We identify these below, and we mention the risks associated with those benefits as well.

Flexibility to Exit. The Acquiring ETF offers significantly more flexibility for investors because investors can purchase and sell shares intra-day at a market-determined price, instead of being forced to wait for a redemption at the next calculated NAV at the end of the trading day. This means that when a shareholder decides to purchase, or sell, shares of the Acquiring ETF they can act on that decision immediately by calling their broker or placing an order. The price realized may be higher (premium) or lower (discount) than the Acquiring ETF’s NAV, and might not be the same as the Acquiring ETF’s next calculated NAV at the close of the trading day. You should understand, however, that unlike a mutual fund shareholder, an Acquiring ETF shareholder generally cannot redeem their shares directly from the Acquiring ETF at the next-calculated NAV, unless the shareholder is an “Authorized Participant” redeeming a large block of shares.

Transparency. The Acquiring ETF will operate with full transparency. What this means in practice is that the Acquiring ETF’s holdings will be made public each day and can be found on the ETF’s website. Some investors may find this advantageous as it may help them decide whether to invest or not; existing and potential shareholders can examine the ETF’s holdings and decide if the specific mix of holdings meets their needs. It also means that shareholders know exactly what companies the ETF is investing in at all times. Full transparency also assists in aligning the market price of an ETF’s shares with its NAV, as discussed below under

“ETF Share Prices and NAV.” By contrast, in a mutual fund, the fund’s holdings are only required to be disclosed quarterly.

Advantageous Tax Treatment. ETFs like the Acquiring ETF have certain tax advantages over traditional open-end funds. If a mutual fund or an ETF holds securities that have appreciated in value, and then sells those securities, that sale transaction generally results in the recognition of capital gain, which may result in additional taxable distributions (or deemed distributions) to shareholders. Because the Acquiring ETF only allows Authorized Participants to create and redeem shares and because the Authorized Participants’ creation and redemption transactions are generally effected on an in-kind basis (meaning that Acquiring ETF shares are generally not purchased or redeemed for cash but are generally purchased and redeemed through in-kind contributions and redemptions of baskets of securities that replicate the Acquiring ETF’s portfolio holdings), the Acquiring ETF generally will not sell portfolio positions to meet redemptions. Moreover, the Acquiring ETF is not generally expected to recognize gain on an in-kind redemption transaction and therefore is not required to make additional distributions as a result of the redemption. After the Reorganization, it is expected that the Acquiring ETF will recognize less capital gains than an identical traditional open-end fund (such as the Target Fund) would and, accordingly, will distribute less capital gains to shareholders. A taxable investor who sells shares of the Acquiring ETF will generally recognize gain or loss equal to the difference between the amount realized on the sale and the investor’s adjusted basis in the shares sold. Acquiring ETF shareholders may receive some distributions of capital gains, but ETFs are generally able to avoid large annual distributions that result principally from portfolio transactions undertaken to satisfy redemption requests, because ETFs generally do not sell positions to fund redemptions of creation units.

Brokerage Interaction for Sales – ETF shares are bought and sold differently than mutual fund shares. Investors that wish to purchase or sell ETF shares after the Reorganization will need to have a broker-dealer execute their transaction. Unlike a mutual fund, ETF shares cannot be purchased or redeemed directly from the ETF (except by an Authorized Participant).

This could mean shareholders will pay a brokerage commission to sell, or buy, ETF shares (although some brokerage firms no longer charge brokerage commissions for transactions in ETFs). Paying a brokerage commission may or may not be significant depending on the type of brokerage firm used, the commission structure (which could be a flat fee or a per share charge) and the services provided by the broker-dealer. By contrast, under the mutual fund model, shares of a fund are currently available for purchase directly from the fund without any charge and are also available from a variety of broker-dealers; currently, when shares of the fund are traded through these broker-dealers, there may or may not be a transaction charge, depending on the individual shareholder’s relationship with the broker-dealer; and some shareholders who buy shares through a broker-dealer are participating in an investment arrangement that includes other charges, such as an account fee.

In addition, ETF shares have a bid-ask spread and this spread may be considered a form of transaction charge. A bid-ask spread is the difference between the highest price a buyer is willing to pay for ETF shares on the exchange, and the lowest price that a seller is willing to accept for ETF shares on the exchange. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF shares (bid) and the lowest price a seller is willing to accept for ETF shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). By contrast, mutual fund shares are purchased and redeemed at NAV per share.

Information about the Acquiring ETF’s NAV, market price, premiums and discounts, and bid-ask spreads will be available on the Acquiring ETF’s website at https://fpav/fpa.com.

ETF Share Prices and NAV. One of the features of an ETF is that the mechanism that underpins the creation and redemption of ETF shares is designed to align the market price of the ETF’s shares with its NAV. Only Authorized Participants are able to deal directly with the ETF itself, meaning only the Authorized

Participants are able to create or redeem shares and then only in large blocks of shares called creation units. A creation or redemption transaction is generally accomplished by the Authorized Participants delivering or receiving a basket of securities into or from the ETF in exchange for shares in the ETF. Further, because the securities that comprise the basket are known to the Authorized Participants and other traders, there exists an opportunity for the Authorized Participants and other traders to seek a profit when the NAV of the ETF varies from the market price of the ETF. For example, when an ETF’s shares trade in the open market at a market price below NAV (at a “discount”), Authorized Participants likely will buy ETF shares in the market in sufficient size to be a creation unit and then redeem that creation unit with the ETF at NAV, profiting from the difference between the market price and the NAV. However, the act of bidding or acquiring ETF shares in such large blocks may have the effect of raising the market price at which the ETF shares trade, and thus align the market price more closely with the NAV. Similarly, when an ETF’s shares trade at market prices above the NAV (at a “premium”), Authorized Participants would likely make new creation units of ETF shares, which they will then sell into the market, profiting from the difference, and this selling pressure also may have the effect of driving market price of the ETF shares closer to NAV.

The activity described here should work to keep the NAV and the market price generally in line with one another. There are times when the markets are extremely volatile that this mechanism breaks down, and there have been instances where some ETFs trade at prices significantly different from the NAV.

Q.           When will the Reorganization occur?

A.          If the Plan is approved by shareholders of the Target Fund at the Special Meeting, the Reorganization presently is expected to be effective after the close of business (i.e., 4:00 p.m. Eastern time) on the closing date (which is currently expected to occur in the third or fourth quarter of 2026). Shareholders of the Target Fund will be informed of the closing date once the closing date has been determined.

Q.           Who will pay for the Reorganization?

A.          Whether or not the Reorganization is consummated, the costs of the Reorganization will be borne by FPA and BFA. The costs associated with the Reorganization will not affect the NAV of the Target Fund. FPA and BFA expect the costs associated with the Reorganization will be approximately $65,000. This estimate includes all costs associated with the Reorganization that can be estimated at this time.

 Q.        Will shareholders have to pay any sales load, commission, redemption fee or other similar fee in connection with the Reorganization?

A.          No. Shareholders will not pay any sales load, commission, redemption fee or other similar fee in connection with the Reorganization. Neither the Target Fund nor the Acquiring ETF charge a sales load. After the Reorganization takes place, shareholders of the Acquiring ETF will no longer redeem their individual shares directly from the Trust. Instead, they will be able to sell their shares on an exchange. Sales of shares on an exchange take place through a broker, and some brokers charge commissions or other fees.

Q.           Will there be any portfolio repositioning prior to the Reorganization?

A.           No. The Target Fund and the Acquiring ETF use the same investment strategies. No changes in the Target Fund’s portfolio are required to “align” the portfolio with the Acquiring ETF, because the Acquiring ETF uses the same investment program as the Target Fund.

Q.           What if I do not want to own Acquiring ETF shares?

A.           If the Reorganization is approved by shareholders and you hold your shares through a Qualifying Account and you do not want to receive Acquiring ETF shares, you can exchange your Target Fund shares for shares of another series of the Trust managed by FPA or redeem your Target Fund shares.  The exchange or redemption of your Target Fund shares will be a taxable event if you hold your shares in a taxable account.  Approximately two weeks prior to the closing date, the Target Fund will no longer permit exchanges.  The last date to redeem your Target Fund shares is the second business day immediately preceding the closing date. Shareholders of the Target Fund will be informed of the closing date once the closing date has been determined.

Q.         What if I want to purchase or sell shares of the Acquiring ETF after the Reorganization and where will shares of the Acquiring ETF be listed?

A.          If you hold your Target Fund shares in a Qualifying Account, after the Reorganization, you will hold shares of the Acquiring ETF. Because the Acquiring ETF is an ETF, this means that you will no longer be able to redeem your individual shares. Instead, you will need to call your broker and place an order to sell your Acquiring ETF shares on the exchange. Depending on your brokerage firm this may mean paying a commission.

Shares of the Acquiring ETF will be listed for trading on the Exchange and will have a new ticker symbol (FPAV).

Q.           Who will benefit from the Reorganization?

A.           If shareholders approve the Reorganization, FPA and BFA will continue as the investment adviser and sub-adviser, respectively, to the Acquiring ETF and will receive management fees from the Acquiring ETF.

Q.           What will happen if the Plan is not approved?

A.           If the shareholders of the Target Fund do not approve the proposed Reorganization of the Target Fund, then the Reorganization will not be implemented and FPA and BFA will continue to manage the Target Fund.

Q.           Will the service providers change?

A.           The service arrangements for co-administration, distribution and auditing for the Target Fund and Acquiring ETF are the same. The service arrangements for fund accounting, transfer agency and custody services for the Target Fund and Acquiring ETF are not identical. More information about these service arrangements can be found under the section titled “Board of Trustees and Services Providers for the Funds” in this Proxy Statement.

Q.          Whom do I contact for further information?

A.           You can call 1-800-638-3060 or contact your financial advisor for further information.

Important additional information about the Reorganization is set forth in the accompanying
Proxy Statement. Please read it carefully.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

COMBINED PROXY STATEMENT AND PROSPECTUS

JANUARY 29, 2026

FOR THE REORGANIZATION OF

FPA Queens Road Value Fund

a series of Investment Managers Series Trust III

235 West Galena Street

Milwaukee, Wisconsin 53212

1-800-638-3060

INTO

FPA Queens Road Value ETF

a series of Investment Managers Series Trust III

235 West Galena Street

Milwaukee, Wisconsin 53232

1-800-638-3060

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Investment Managers Series Trust III (the “ Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the FPA Queens Road Value Fund, a series of the Trust (the “Target Fund”), to be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, on March 13, 2026 at 10:00 a.m. local time. At the Special Meeting, you and the other shareholders of the Target Fund will be asked to consider and vote upon the following proposals:

1.	Approval of an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the transfer of all of the assets of the Target Fund to the FPA Queens Road Value ETF (the “Acquiring ETF”), a newly created series of Investment Managers Series Trust III (the “Trust”), in exchange for (a) shares of the Acquiring ETF with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Target Fund, and (b) the Acquiring ETF’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring ETF in proportion to the shareholders’ respective holdings of shares of the Target Fund.

2.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or by submitting a later dated proxy card.

The Target Fund is a series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust. The Acquiring ETF is a newly created series of Trust and will not commence operations until the date of the Reorganization.

The following Target Fund documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be part of this Proxy Statement):

•	Prospectus and Statement of Additional Information of the Target Fund, each dated September 30, 2025 filed with the SEC on September 25, 2025(Accession No.0001104659-25-093293); and

•	Annual Report to Shareholders of the Target Fund dated May 31, 2025, filed with the SEC on August 8, 2025 (Accession No. 0001398344-25-014812).

You may request a free copy of these documents by writing to the Trust or by calling 1-800-638-3060. Because the Acquiring ETF has not yet commenced operations, no annual or semi-annual report is available for the Acquiring ETF at this time.

This Proxy Statement sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated January 29, 2026, relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. The Statement of Additional Information is available upon request and without charge by calling 1-800-638-3060.

The Trust expects that this Proxy Statement will be mailed to shareholders on or about February 3, 2026, to shareholders of record of the Target Fund as of January 20, 2025.

Important Notice Regarding Availability of Proxy Materials for the Special Meeting to be Held on March 13, 2026. This Proxy Statement is available on the Internet at vote.proxyonline.com/fpa/docs/queensroad2026.pdf. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call 1-888-567-1626. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Date: January 29, 2026

The shares offered by this Proxy Statement are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Acquiring ETF involves investment risk, including the possible loss of principal.

TABLE OF CONTENTS

I.	Proposal – To Approve the Agreement and Plan of Reorganization		17
A.	Overview		17
B.	Comparison Fee Tables and Examples		21
C.	The Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks		23
D.	Comparison of Investment Restrictions		31
E.	Comparison of Advisory and Sub-Advisory Agreements		34
F.	Comparison of Purchase and Redemption of Shares		37
G.	Pricing of Shares		39
H.	Frequent Trading/Market Timing		40
I.	Dividends, Distributions and Taxes		40
J.	Rule 12b-1 Distribution Plan		41
K.	Key Information About the Reorganization		41
	1.	Agreement and Plan of Reorganization	41
	2.	Description of the Acquiring ETF’s Shares	42
	3.	Board Considerations Relating to the Proposed Reorganization	42
	4.	Federal Income Tax Consequences	44
	5.	Form of Organization and Shareholder Rights	45
	6.	Fiscal Year End	46
	7.	Capitalization	46
L.	Additional Information about the Funds		47
	1.	Past Performance of the Target Fund	47
	2.	Portfolio Turnover	49
	3.	Adviser, Sub-Adviser and Portfolio Manager	49
	4.	Board of Trustees and Service Providers for the Funds	50
II.	Voting Information		51
A.	General Information		51
B.	Method and Cost of Solicitation		53
C.	Right to Revoke Proxy		53
D.	Voting Securities and Principal Holders		53
E.	Interest of Certain Persons in the Transaction		54
III.	Miscellaneous Information		54
A.	Other Business		54
B.	Next Meeting of Shareholders		54

C.	Legal Matters	54
D.	Auditors	54
E.	Information Filed with the SEC	54
	APPENDIX A – Form of Agreement and Plan of Reorganization	55
	APPENDIX B – More Information about the Acquiring ETF	73
	APPENDIX C – Financial Highlights of the Target Fund	86
	APPENDIX D – Supplemental Financial Information	87

I.             Proposal – To Approve the Agreement and Plan of Reorganization

A.           Overview

First Pacific Advisors, LP (“FPA” or the “Advisor”) serves as the investment adviser to the Target Fund and Bragg Financial Advisors, Inc. (“BFA”) serves as the sub-adviser to the Target Fund. FPA has proposed, and the Board of the Trust has approved, the proposed reorganization of the Target Fund into the Acquiring ETF, a newly organized shell series of the Trust. The Target Fund and the Acquiring ETF are each sometimes referred to below as a “Fund” and collectively, as the “Funds.”

The Reorganization has been proposed because FPA believes that it is in the best interests of the Target Fund and its shareholders if the Target Fund is converted into the Acquiring ETF because (1) the Acquiring ETF has the same investment objective, investment strategies, and fundamental investment policies as the Target Fund; (2) shareholders will be able to purchase or sell shares of the Acquiring ETF throughout the trading day at the then prevailing market price rather than at the next calculated NAV at the end of the trading day; (3) the total annual fund operating expenses of the Acquiring ETF (before waivers) are expected to be lower than the total annual fund operating expenses of the Target Fund (before waivers); (4) FPA has entered into an expense limitation agreement with the Acquiring ETF, which will be in effect for at least two years from the date of the Reorganization, that is the same as the FPA’s current expense limitation agreement with the Target Fund; and (5) the possibility of advantageous tax treatment for the Acquiring ETF as compared with the Target Fund. FPA recognizes that after the Reorganization, shareholders will no longer have the right to redeem fund shares individually from the Fund directly for cash, and shareholders could bear some cost of opening or maintaining brokerage accounts. On balance, however, FPA believes that operating the Fund as an ETF will result in a better outcome for shareholders over the long-term.

Certain fees commonly paid by mutual funds are not paid by ETFs or are paid at a fixed, rather than variable, rate. These fees are:

●	Transfer agency fees, which are paid to the transfer agent to maintain records reflecting share ownership. For mutual funds, the transfer agent maintains individual share ownership records and processes shareholder transactions. In an ETF, this transfer agency function is simplified and less expensive because the ETF can use a system operated by DTC. Transfer agency arrangements for mutual funds often involve minimum annual fees as well as variable fees based on the size of the fund, the number of shareholder accounts, and level of shareholder activity in the fund. By comparison, for ETFs, the transfer agency fees are fixed and the fixed rate for ETFs can be less than the cost for traditional mutual funds.

●	Shareholder servicing fees, which are paid to a shareholder servicing agent to provide services to shareholders. Unlike the Target Fund, the Acquiring ETF does not pay shareholder servicing fees.

●	State registration fees, which many states require mutual funds to pay. These fees often involve a minimum fee plus a variable amount based on the number of shares purchased in each state. Exchange-listed securities, like ETFs, are exempt from these fees. However, ETFs must pay an exchange listing fee. While circumstances vary, exchange listing fees are generally lower than the state registration fees for mutual funds.

●	Custody fees, which are fees paid to a service provider that holds the fund’s assets. Both mutual funds and ETFs pay a fee for the safe holding of fund assets. Custody arrangements also include activity-based custody fees, which relate to the frequency of transactions involving portfolio assets. These fees are incurred at a lower rate by ETFs than by mutual funds, because of the way ETF shares are purchased and redeemed.

●	Purchase- and redemption-related expenses for an ETF are generally incurred and borne by the Authorized Participant and are not borne by the Fund and its shareholders.

o	When a mutual fund sells shares, it incurs some cost to invest the incoming funds. When an ETF sells shares in a creation unit, these costs are generally not incurred by the ETF. When a block of shares is purchased from the Acquiring ETF, the Acquiring ETF will generally receive securities in-kind, and the Acquiring ETF will not incur the brokerage costs associated with purchasing those securities. When the Acquiring ETF receives cash for all or part of a creation unit purchase, the Authorized Participant pays an additional transaction fee to offset brokerage expenses associated with cash transactions.

o	When a mutual fund redeems shares, it may sell portfolio holdings to pay redemptions, and incur brokerage costs on those trades and realize capital gains that may need to be distributed to all shareholders. When a block of shares is redeemed from the Acquiring ETF, the redemption is generally paid out by delivering to the Authorized Participant shares of the underlying portfolio holdings, which means that the Acquiring ETF generally does not sell portfolio holdings to pay redemptions. Similar to purchases of creation units, when the Acquiring ETF pays cash for all or part of a creation unit redemption, the Authorized Participant pays an additional transaction fee to offset brokerage expenses associated with cash transactions.

There are certain expenses for operating an ETF that are unique to ETFs. Some of these expenses are fixed, meaning they are expenses that do not vary by fund size or activity. Examples of these fixed expenses are exchange listing fees, and certain custody and transfer agency expenses. Because these expenses are largely fixed, as the Acquiring ETF grows, its expense ratio, which is the expenses of the ETF expressed as a percentage of its assets, is expected to decline (but this is not guaranteed). There are comparable expenses incurred by the Target Fund as a mutual fund, meaning there are custody, transfer agency and state registration fees (which are not incurred by exchange listed securities) and these expenses are variable, meaning they tend to grow as the fund's assets and level of shareholder activity increases.

For the Acquiring ETF, there are three specific charges that are not incurred by the Target Fund. In addition, there is a transfer agency fee paid by both the Acquiring ETF and the Target Fund, but the nature of these charges is different as described below. Here are the details of these charges:

Exchange Listing Fee: Because they are exchange listed, ETFs must pay an exchange listing fee. Because securities listed on an exchange are exempt from state registration, this expense effectively replaces the state registration fees currently paid by the Target Fund. While circumstances vary, exchange listing fees are generally lower than the state registration fees for mutual funds.

Custody/Administration Related Fees: There are two fixed fees that will be incurred by the Acquiring ETF which are not incurred by the Target Fund. These fees are charged at a fixed annual rate for services related to the creation and redemption process. These fees are for Basket Services and Authorized Participant Services. Both ETFs and mutual funds pay activity related custody fees. However, the Acquiring ETF will be able to avoid many activity-based custody charges which result from flows into and out of a fund, because these types of fees are not incurred by the ETF in the creation/redemption process, and are partially accounted for by the transaction fee paid by Authorized Participants when they create or redeem creation transactions of ETF shares.

Transfer Agency Fees: This is a fixed fee for the Acquiring ETF. The Target Fund also pays a fixed transfer agency fee at a lower rate and a variable transfer agency fee which is based on the number of individual shareholder accounts, and underlying shareholder activity, as well as the overall size of the Fund. These variable fees mean that as a mutual fund grows this expense will grow; by contrast, for the Acquiring ETF, the transfer agency expense will remain fixed.

Immediately after the Reorganization, the Acquiring ETF is expected to have lower total annual fund operating expenses before fee waivers and expense reimbursements as compared to the Target Fund and the estimated “other expenses” component of the total annual fund operating expenses is also lower, at 0.33% for the Acquiring ETF, as compared to 0.40% for the Target Fund. In addition, FPA has entered into an expense limitation agreement with the Acquiring ETF, which will be in effect for at least two years from the date of the Reorganization, that is the same as FPA’s current expense limitation agreement with the Target Fund. As a result, the Acquiring ETF’s total annual fund operating expenses after waivers are expected to be the same as those of the Target Fund.

The Board, including a majority of the independent trustees, meaning those trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), believes that the Reorganization is in the best interests of the Target Fund and its shareholders. The Board approved the Reorganization at a meeting held on October 14, 2025, subject to the approval of the Target Fund’s shareholders. If shareholders approve the Reorganization, then all of the assets of the Target Fund will be transferred to the Acquiring ETF in exchange solely for shares of the Acquiring ETF and the assumption of all of the liabilities of the Target Fund by the Acquiring ETF, and the distribution of the Acquiring ETF’s shares received by the Target Fund to its shareholders in complete liquidation of the Target Fund. In connection with the Reorganization, shareholders of the Target Fund will receive the number of shares of the Acquiring ETF shares equal in value to the aggregate net asset value of the shares of the Target Fund that the shareholder held as of the date of the closing of the Reorganization (which is currently expected to occur in the third or fourth quarter of 2026).

The Acquiring ETF will not issue fractional shares and, as a result, some shareholders may not be able to receive fractional shares of the Acquiring ETF; if this is the case, such shareholders will receive cash compensation in lieu of any fractional shares. In addition, Target Fund shareholders who hold Target Fund shares through a Non-Qualifying Account will not become shareholders of the Acquiring ETF and instead will receive cash equal in value to the aggregate NAV of the Target Fund shares held by the Target Fund shareholder immediately prior to the Reorganization. If you hold your shares through a Non-Qualifying Account and wish to receive Acquiring ETF shares in the Reorganization, you must transfer your shares to a Qualifying Account prior to the Reorganization. Shareholders that receive cash will generally be required to recognize gain or loss upon the receipt of cash for such shares.

The investment objectives, principal investment strategies, and fundamental investment policies of the Target Fund and the Acquiring ETF are the same, and the principal investment risks of the Funds are substantially similar, as described in more detail below. If the Plan is approved by shareholders of the Target Fund and the Reorganization is completed, FPA will continue to serve as the investment adviser for the Acquiring ETF and BFA will continue to serve as the sub-adviser to the Acquiring ETF. In addition, the portfolio manager for the Target Fund will continue to be responsible for the day-to-day management of the Acquiring ETF following the Reorganization. The Reorganization is not expected to change the way your investment assets are managed.

The Trust believes that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of the Reorganization is conditioned upon the receipt by the Trust of an opinion to such effect from Morgan Lewis & Bockius LLP, counsel to the Trust. If the Reorganization qualifies as a “reorganization” for federal income tax purposes, the transfer of assets, the assumption of liabilities, and the receipt of Acquiring ETF shares in the

Reorganization are generally not expected to result in the recognition of gain or loss by the Target Fund and its shareholders for federal income tax purposes (except with respect to cash received by shareholders in lieu of fractional shares and with respect to redemptions of shares held through Non-Qualifying Accounts).

Furthermore, the Target Fund will not pay for the costs of the Reorganization and the Special Meeting. FPA and BFA will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, FPA and BFA also may solicit proxies, without special compensation, by telephone or otherwise. FPA and BFA will pay these costs regardless of whether the Reorganization is consummated.

The Board, including a majority of the Trustees who are not interested persons of the Target Fund, believes that the terms of the Reorganization are fair and reasonable and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. In approving the Reorganization, the Board considered, among other things:

●	that the Reorganization was recommended by FPA, the current adviser to the Target Fund and adviser to the Acquiring ETF;

●	the terms of the Reorganization;

●	the expectation that the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code and that the Target Fund and its shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization (except with respect to cash received by shareholders in lieu of fractional shares, if any, and cash received by shareholders that hold their Target Fund shares through Non-Qualifying Accounts);

●	that the investment objectives, investment strategies, and fundamental investment policies of the Target Fund and the Acquiring ETF are the same;

●	that the principal investment risks for the Target Fund and Acquiring ETF are substantially similar, and that operating as an ETF subjects the Acquiring ETF to certain unique risks;

●	that FPA will continue to serve as investment adviser to the Acquiring ETF and BFA will continue to serve as sub-adviser to the Acquiring ETF;

●	the portfolio manager for the Target Fund will continue to serve as a portfolio manager for the Acquiring ETF following the Reorganization;

●	that the Target Fund and Acquiring ETF have the same management fee;

●	that the total annual fund operating expenses for the Acquiring ETF before fee waivers and expense reimbursement are anticipated to be lower than those for the Target Fund before fee waivers and expense reimbursement, and that FPA has agreed to contractually limit total annual fund operating expenses to 0.73% of the Acquiring ETF’s average daily net assets for at least two years from the date of the Reorganization, which is the same level that will be in effect for the Target Fund at the time of Reorganization;

●	that FPA believes reorganizing the Target Fund into the Acquiring ETF will create greater potential for long-term viability than continuing to operate the Target Fund as a mutual fund;

●	that the Acquiring ETF has the potential to provide shareholders advantageous tax treatment as compared to the mutual fund structure of the Target Fund;

●	that Acquiring ETF shareholders will be able to purchase and sell Acquiring ETF shares throughout the trading day at the then-prevailing market price on the Exchange;

●	that some shareholders will receive cash for Target Fund shares held in Non-Qualifying Accounts and in lieu of any fractional shares of the Acquiring ETF; and that such shareholders will generally be required to recognize gain or loss upon the receipt of cash for such shares;

●	that Target Fund shareholders holding their shares through a Qualifying Account will receive Acquiring ETF shares and cash in lieu of fractional shares with the same aggregate net asset value as their Target Fund shares immediately prior to the Reorganization;

●	that, on the closing date of the Reorganization, Target Fund shareholders holding their shares through a Non-Qualifying Account will have their shares redeemed and will receive cash equal in aggregate value to the aggregate net asset value of the shares of the Target Fund they held immediately prior to the Reorganization;

●	the quality and experience of the Acquiring ETF’s service providers;

●	that the Reorganization would not result in the dilution of shareholders’ interests;

●	that FPA and BFA, and not the Target Fund, will bear all costs of the Reorganization;

●	that the Reorganization will be submitted to the shareholders of the Target Fund for their approval; and

●	that shareholders of the Target Fund who do not wish to become shareholders of the Acquiring ETF may redeem their Target Fund shares before the Reorganization.

Based on the foregoing and FPA’s recommendation, the Board approved the solicitation of the shareholders of the Target Fund to vote on the Plan, the form of which is attached to this Proxy Statement in Appendix A.

B.           Comparison Fee Tables and Examples

The following shows the fees and expenses for the Target Fund based on the Target Fund’s assets as of May 31, 2025. Only pro forma information is provided for the Acquiring ETF because it will not commence operations until the Reorganization is completed. As the Acquiring ETF has not yet commenced operations as of the date of this Proxy Statement, the Other Expenses and Target Fund Fees and Expenses shown for the Acquiring ETF are estimates.

	Target Fund		Acquiring ETF (pro forma)
Management Fees		0.95%		0.95%
Distribution and Service (12b-1) Fees		0.00%		0.00%
Other Expenses		0.40%		0.33%(1)
Shareholder Services Fee	0.03%		0.00%
All Other Expenses	0.37%		0.33%
Acquired Fund Fees and Expenses		0.01%(2)		0.01%
Total Annual Fund Operating Expenses		1.36%		1.29%
Fee Waiver and/or Expense Reimbursement		(0.62%)(3)		(0.55%)(4)
Total Annual Fund Operating Expenses (after fee waiver and/or expense reimbursement)		0.74%(3)		0.74%(4)

(1)	“Other Expenses” and “Acquired Fund Fees and Expenses” for the Acquiring ETF have been estimated for the current fiscal year. Actual expenses may differ from estimates.

(2)	The total annual fund operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Target Fund and does not include acquired fund fees and expenses.

(3)	FPA has contractually agreed to reimburse the Target Fund for operating expenses in excess of 0.73% of average net assets of the Target Fund, excluding interest, taxes, brokerage fees and commissions payable by the Target Fund in connection with the purchase or sale of portfolio securities, fees and expenses of other funds in which the Target Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Target Fund’s ordinary course of business, until September 30, 2026. These expense reimbursements are subject to possible recoupment by FPA from the Target Fund in future years (within the three years from the date when the amount is waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or the then-current expense limits. Similarly, FPA is permitted to seek reimbursement from the Target Fund, subject to certain limitations, of fees waived or payments made by FPA to the FPA Queens Road Value Fund, formerly a series of Bragg Capital Trust (the “Predecessor Target Fund”) for a period ending three years after the date of the waiver or payment. This agreement may be terminated only by the Target Fund’s Board of Trustees, upon written notice to FPA.

(4)	FPA has contractually agreed to waive management fees and reimburse the Acquiring ETF for operating expenses in excess of 0.73% of average daily net assets of the Acquiring ETF, excluding interest, taxes, brokerage fees and commissions payable by the Acquiring ETF in connection with the purchase or sale of portfolio securities, fees and expenses of other funds in which the Acquiring ETF invests, and extraordinary expenses, including litigation expenses not incurred in the Acquiring ETF’s ordinary course of business, for at least two years from the effective date of the Reorganization. These fee waivers and expense reimbursements are subject to possible recoupment by FPA from the Acquiring ETF in future years (within the three years from the date when the amount is waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or the then-current expense limits. Similarly, FPA is permitted to seek reimbursement from the Acquiring ETF, subject to certain limitations, of fees waived or payments made by FPA to the Target Fund (including the Predecessor Target Fund) prior to the Reorganization which is expected to occur in first quarter of 2026, for a period ending three years after the date of the waiver or payment. This agreement may be terminated only by the Acquiring ETF’s Board of Trustees, upon written notice to FPA.

Example

This Example is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring ETF. The Example assumes that you invest $10,000 in each fund for the time periods indicated and then redeem or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each fund’s operating expenses remain the same. The Example further assumes that the expense limitations of each Fund described in the footnotes to the fee table are in effect only for the term of the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
FPA Queens Road Value Fund (Target Fund)	$76	$370	$685	$1,581
FPA Queens Road Value ETF (Acquiring ETF) (pro forma)	$76	$297	$599	$1,457

For the Reorganization, the projected post-reorganization pro forma annual fund operating expenses and the pro forma expense example presented above are based on material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of the Acquiring ETF’s assets at the time the ETF commences investment operations, many of which are beyond the control of the Adviser or the Acquiring ETF.

C.           The Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks

Investment Objective

Each Fund’s investment objective is long-term capital growth.

Principal Investment Strategies

Each Fund’s principal investment strategies are as follows:

The Fund seeks to achieve its investment objective by investing primarily in the equity securities (common stocks, preferred stocks and convertible securities) of U.S. companies. Investments will be made based on their potential for capital growth without limitation on issuer capitalization.

BFA, the Fund’s sub-adviser, invests the Fund’s assets by pursuing a value-oriented strategy. BFA’s strategy begins with a screening process that seeks to identify companies whose stocks sell at discounted price-to-earnings (P/E) and price-to-cash flow (P/CF) multiples. BFA favors companies that maintain strong balance sheets and have experienced management. Generally, BFA attempts to identify situations where stock prices are undervalued by the market. BFA generally sells securities when it believes they are trading for more than their intrinsic value, to generate tax losses to offset taxable gains, or if additional cash is needed to fund redemptions.

Principal Risks

The following table compares the principal risks of the investing in the Target Fund, as identified in the Target Fund’s summary prospectus, with the principal risks of the Acquiring ETF. The principal risks for the Target Fund and the Acquiring ETF, with respect to the Fund’s investment program, are substantially similar, except for “Large Investor Risk,” which pertains to the Target Fund, and “ETF Structure Risks,” “Financial Sector Risk” and “Industrial Sector Risk” for the Acquiring ETF. The material risks of the Acquiring ETF are not expected to change once the Reorganization occurs.

Principal Risks	Target Fund	Acquiring ETF

Risks Associated with Investing in Equities. Equity securities, generally common stocks, held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic or political conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Sustained periods of market volatility, either globally or in any jurisdiction in which the Fund invests, may increase the risks associated with an investment in the Fund. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. Equity securities generally have greater price volatility than debt securities.

	✓	✓

Issuer-Specific Changes. The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The prices of, and income generated by, securities held by the Fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulation affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors related to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or another event affecting a single issuer. At times, the Fund may invest more significantly in a single issuer, which could increase the Fund’s volatility and the risk of loss arising from the factors described above.

	✓	✓
Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.	✓	✓
Risks Associated with Value Investing. Value securities, including those selected by the portfolio manager for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods. The Fund’s value discipline may result in a portfolio of stocks that differs materially from its illustrative index.	✓	✓

Principal Risks	Target Fund	Acquiring ETF

Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The sub-adviser’s skill in choosing appropriate investments for the Fund will determine, in part, the Fund’s ability to achieve its investment objective. The portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio manager’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio manager may not make timely purchases or sales of securities for the Fund, the Fund’s investment objective may not be achieved, or the market may continue to undervalue the Fund’s securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the financial highlights table. A higher rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance. Moreover, there can be no assurance that all of the sub-adviser’s personnel will continue to be associated with the sub-adviser for any length of time. The loss of services of one or more key employees of the sub-adviser, including the Fund’s portfolio manager, could have an adverse impact on the Fund’s ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio manager may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

	✓	✓

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geo-political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different

	✓	✓

Principal Risks	Target Fund	Acquiring ETF
country, region or financial market.

Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.

	✓	No Comparable Risk

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of May 31, 2025, 31.6% of the Fund’s assets was invested in the financial sector. The performance of companies in the financial sector may be adversely impacted by many factors, including, among others: government regulations of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets. Additionally, as of May 31, 2025, 26.2% of the Fund’s assets was invested in the industrials sector. Performance of companies in the industrials sector may be affected by, among other things, supply and demand for their specific product or service and for industrial sector products in general. Moreover, government regulation, world events, exchange rates and economic conditions, technological developments, fuel prices, labor agreements, insurance costs, and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

	✓	See “Sector Focus Risk” below.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of May 31, 2025, 31.6% of the Predecessor Target Fund’s assets were invested in the financial sector and 26.2% of the Predecessor Target Fund’s assets were invested in the industrials sector.

	See “Sector Focus Risk” above.	✓
Financial Sector Risk. Companies in the financial sector are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial	See “Sector Focus Risk” above.	✓

Principal Risks	Target Fund	Acquiring ETF
commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain companies in the financial sector to incur large losses. Securities of companies in the financial sector may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Industrial Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities may likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

	See “Sector Focus Risk” above.	✓

Recent Market Events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. For example, in recent years the large

	✓	See “Recent Market Events” below.

Principal Risks	Target Fund	Acquiring ETF
expansion of government deficits and debt as a result of government actions to mitigate the effects of the COVID-19 pandemic and inflation have resulted in extreme volatility in the global economy and in global financial markets. In addition, military conflicts and wars have caused or could continue to cause market disruptions in the regions and globally. Additionally, since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including actual or potential imposition of tariffs, which may have consequences on the United States’ relations with foreign countries, the economy, and markets generally. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Recent Market Events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. U.S. and international markets have recently experienced, and may continue to experience, periods of significant volatility due to various factors, including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, and political and geopolitical events. In addition, wars or threats of war and aggression, such as Russia’s invasion of Ukraine and conflicts among nations and militant groups in the Middle East, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments. Additionally, since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including actual or potential imposition of tariffs, which may have consequences on the United States’ relations with foreign countries, the economy, and markets generally. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

	See “Recent Market Events” above.	✓
Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, the sub-adviser and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem	✓	See “Cybersecurity Risk” below.

Principal Risks	Target Fund	Acquiring ETF
Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.
Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, the sub-adviser and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. The use of artificial intelligence and machine learning could exacerbate these risks. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.	See “Cybersecurity Risk” above.	✓

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF's structure, it is exposed to the following risks:		No Comparable Risk	&check;

●	Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value per share and possibly face delisting.

●	Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

●	Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell

Principal Risks		Target Fund	Acquiring ETF

relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

●	Fluctuation of Net Asset Value (“NAV”) Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV. When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading is open, there may be changes from the last quote from the closed market and the value of such security during the ETF’s domestic trading day, which could lead to differences between the market price of the ETF’s shares and their underlying net asset value.

●	Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other

Principal Risks		Target Fund	Acquiring ETF
problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

●	Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only APs may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

●	Trading Issues Risk. Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and APs are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

D.           Comparison of Investment Restrictions

Fundamental Investment Policies

The fundamental investment policies of the Target Fund and the Acquiring ETF are the same. A Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities”

means the lesser of: (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. The fundamental investment policies for the Target Fund and Acquiring ETF are listed below:

Target Fund Fundamental Policy	Acquiring ETF Fundamental Policy

(1) The Fund may not issue senior securities as defined in the 1940 Act, except as permitted by that Act and the rules, regulations or pronouncements thereunder or as permitted by the Securities and Exchange Commission (the creation of general liens or security interests under industry practices for transactions in portfolio assets are not deemed to involve the issuance of senior securities).

Same as the Target Fund.

(2) The Fund may not underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund’s securities, the Fund may be a selling shareholder in an offering or deemed to be an underwriter under certain federal securities laws.

Same as the Target Fund.

(3) The Fund may not make direct investments in real estate unless acquired as a result of ownership of securities or other instruments, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which make real estate loans or own, or invest or deal in, real estate.

Same as the Target Fund.

(4) The Fund may not invest in physical commodities or physical commodity contracts, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts.

Same as the Target Fund.
5) The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this restriction does not apply to purchases of debt securities or repurchase agreements.	Same as the Target Fund.

Target Fund Fundamental Policy	Acquiring ETF Fundamental Policy

(6) The Fund may not invest 25% or more of the value of its total assets in any one industry or group of industries, as determined by standard industry classification codes. However, the Fund is not obligated to sell excess securities when securities of a given industry come to constitute 25% or more of the value of the Fund’s total assets by reason of changes in value of either the concentrated securities or other securities.

Same as the Target Fund.

(7) The Fund may not borrow money, including reverse repurchase agreements in so far as such agreements may be regarded as borrowings, except for borrowings from a bank and not in an amount in excess of 33 1/3% of the value of its total assets (including the proceeds of any such borrowings). The Fund will not make investments in securities when the outstanding borrowing exceeds 5% of the Fund’s total assets.

Same as the Target Fund.

Non-Fundamental Policies

The Funds observe the following restriction as a matter of operating but not fundamental policy. These non-fundamental policies may be changed without shareholder approval.

Target Fund Non-Fundamental Policy	Acquiring ETF Non-Fundamental Policy

(1) The Fund may not purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days).

Same as the Target Fund.
(2) The Fund may not engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures of securities, securities indices, currencies and interest rates.	Same as the Target Fund.

(3) The Fund may not purchase securities on margin or make short sales of securities or maintain a short position except for short sales “against the box” (for the purpose of this restriction, escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures, options and forward

Same as the Target Fund.

Target Fund Non-Fundamental Policy	Acquiring ETF Non-Fundamental Policy
commitments are not deemed to involve the use of margin).
(4) The Fund may not purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or any exemptive order from the SEC.	Same as the Target Fund.

(5) The Fund may not invest 10% or more of the value of its total assets in options. However, the Fund is not obligated to sell options when options come to constitute 10% or more of the value of the Fund’s total assets by reason of changes in value of either options or other securities.

Same as the Target Fund.

(6) With regard to Fundamental Policy (7) above regarding borrowing, such borrowing will only be made from a bank and for extraordinary or emergency purposes, such as permitting redemption requests to be honored.

Same as the Target Fund.

E.	Comparison of Advisory and Sub-Advisory Agreements

Current Advisory Agreement

FPA serves as the investment adviser to the Target Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Target Fund, and FPA (the “Current Advisory Agreement”). The Current Advisory Agreement describes the services FPA provides to the Target Fund, which generally include investment research and management for the Target Fund and the purchase and sale of securities for the Target Fund’s portfolio.

Under the terms of the Current Advisory Agreement, FPA is not liable to the Trust or the Target Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by FPA of its duties, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on FPA’s part in the performance of its duties under the Current Advisory Agreement. The Current Advisory Agreement has an initial term of two (2) years and thereafter is renewable annually if specifically approved each year (a) by the Board or by the vote of a majority (as defined in the 1940 Act) of the Target Fund’s outstanding voting securities and (b) by the vote of a majority of the Trust’s Trustees who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The Current Advisory Agreement has been approved by the Board of Trustees and a majority of the Target Fund’s Trustees who are not parties to the Advisory Agreement or interested persons of any such party (as defined in the 1940 Act). The Current Advisory Agreement may be terminated without penalty with respect to the Target Fund by the Board of Trustees, or the vote of a majority (as defined in the 1940 Act) of the Target

Fund’s outstanding voting securities on 60 days’ written notice to FPA. The Current Advisory Agreement may be terminated by FPA on sixty (60) days’ written notice to the Trust. The Current Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Pursuant to the Current Advisory Agreement, FPA receives an annual investment advisory fee equal to 0.95% of the Target Fund’s average daily net assets. FPA has contractually agreed to waive management fees and to reimburse the Target Fund for total annual fund operating expenses (excluding interest, taxes, brokerage fees and commissions payable by the Target Fund in connection with the purchase or sale of portfolio securities, fees and expenses of other funds in which the Target Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund’s ordinary course of business) in excess of, in the aggregate, per annum, 0.73% of the Target Fund’s average daily net assets through September 30, 2026. This agreement may only be terminated earlier by the Target Fund’s Board of Trustees or upon termination of the Current Advisory Agreement. Amounts waived or reimbursed in a particular contractual period may be recouped by FPA from the Target Fund in future years (within the three years from the date when the amount is waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or the then-current expense limits.

For the past three fiscal years, for its services as investment adviser to the Target Fund, FPA received the following fees:

Fiscal Year	Gross Advisory Fees Earned by the Adviser	Advisory Fees Waived	Net Fees Earned by the Adviser
For the fiscal year ended May 31, 2025	$476,269	$352,543	$123,726
For the fiscal year ended May 31, 2024(1)	$349,533	$349,533	$0
For the fiscal year ended May 31, 2023(1)	$310,556	$310,556	$0

(1) Prior to July 28, 2023, fees were paid by the Predecessor Target Fund.

The Current Advisory Agreement was last approved at a meeting of the Board held on April 22, 2025. A discussion regarding the basis for the Board of Trustees’ approval of the Current Advisory Agreement is available in the Target Fund’s Form N-CSR for the fiscal year ended May 31, 2025.

New Advisory Agreement

Similar to the Current Advisory Agreement, the new investment advisory agreement between the Trust, on behalf of the Acquiring ETF, and FPA (the “New Advisory Agreement”) describes the services FPA will provide to the Acquiring ETF, which are similar to the services currently provided by FPA to the Target Fund. Under the New Advisory Agreement, FPA will provide investment research and management for the Acquiring ETF and for the purchase and sale of securities for the Acquiring ETF’s portfolio.

Similar to the Current Advisory Agreement, under the terms of the New Advisory Agreement, FPA is not liable to the Trust or the Acquiring ETF for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by FPA of its duties, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on FPA’s part in the performance of its duties under the New Advisory Agreement. If the Reorganization is approved by the shareholders of the Target Fund, the New Advisory Agreement would continue in force with respect to the Acquiring ETF for a period of two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of the board of trustees or the vote of a majority of the outstanding shares of the Acquiring ETF. The New Advisory Agreement may be terminated without penalty with respect to the Acquiring ETF by the Board of Trustees, or the vote of a majority (as defined in the 1940 Act) of the Acquiring ETF’s outstanding voting securities on 60 days’ written notice to FPA. The New Advisory Agreement may be terminated by FPA on sixty (60) days’ written notice to the Trust. In addition, as with the Current Advisory Agreement, the New Advisory Agreement will terminate automatically upon its assignment.

Pursuant to the New Advisory Agreement, FPA will receive an annual investment advisory fee equal to 0.95% of the Acquiring ETF’s average daily net assets, which is the same fee FPA currently receives under the Current Advisory Agreement. FPA has contractually agreed to waive management fees and to reimburse the Acquiring ETF for total annual fund operating expenses (excluding interest, taxes, brokerage fees and commissions payable by the Acquiring ETF in connection with the purchase or sale of portfolio securities, fees and expenses of other funds in which the Acquiring ETF invests, and extraordinary expenses, including litigation expenses not incurred in the Acquiring ETF’s ordinary course of business) in excess of, in the aggregate, per annum, 0.73% of the Acquiring ETF’s average daily net assets for a two year period following the Reorganization. This agreement may only be terminated earlier by the Acquiring ETF’s Board of Trustees or upon termination of the New Advisory Agreement. Amounts waived or reimbursed in a particular contractual period may be recouped by FPA from the Acquiring Fund in future years (within the three years from the date when the amount is waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or the then-current expense limits. This agreement may only be terminated by the Board.

A discussion regarding the basis for the Board’s approval of the New Advisory Agreement will be available in the Acquiring ETF’s first Form N-CSR following the Reorganization.

Current Sub-Advisory Agreement

BFA serves as sub-adviser to the Target Fund pursuant to an investment sub-advisory agreement dated July 28, 2023 (the “Sub-Advisory Agreement”). Subject to the supervision and direction of FPA and the Board of Trustees, BFA manages the Target Fund’s portfolio in accordance with the stated policies of the Target Fund.

Under the terms of the Sub-Advisory Agreement, BFA is not liable to the Trust or the Target Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by BFA of its duties, except liability resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard by BFA of its duties under the Sub-Advisory Agreement. The Sub-Advisory Agreement continues in effect for two (2) years after its initial effectiveness and will continue from year to year as long as it is approved at least annually by both (i) a vote of the majority of the Trustees or a majority of the outstanding voting securities of the Funds (as defined by the 1940 Act), and (ii) a vote of the majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated on 60 day’s written notice to BFA: (i) by the Trust, pursuant to action by the Board or the vote of the holders of a majority (as defined in the 1940 Act) of the shares of the Target Fund; or (ii) by FPA. The Sub-Advisory Agreement may be terminated by BFA on ninety (90) days’ written notice to FPA and the Trust. The Sub-Advisory Agreement cannot be assigned, and automatically terminates in the event of assignment.

Pursuant to the Sub-Advisory Agreement, FPA pays BFA a sub-advisory fee based on the net assets of the Target Fund. Under the terms of the Sub-Advisory Agreement, BFA is entitled to receive an annual fee from FPA equal to approximately 0.57% of the Target Fund’s average daily net assets.

The Sub-Advisory Agreement was last approved at a meeting of the Board held on April 22, 2025. A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreement is available in the Target Fund’s Form N-CSR for the fiscal year ended May 31, 2025.

New Sub-Advisory Agreement

Similar to the Sub-Advisory Agreement, the new investment sub-advisory agreement between FPA and BFA (the “New Sub-Advisory Agreement”) describes the services BFA will provide to the Acquiring ETF, which are similar to the services currently provided by BFA to the Target Fund.

Similar to the Sub-Advisory Agreement, under the terms of the New Sub-Advisory Agreement, BFA is not liable to the Trust or the Acquiring ETF for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by BFA of its duties, except liability resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard by BFA of its duties under the New Sub-Advisory Agreement. If the Reorganization is approved by the shareholders of the Target Fund, the New Sub-Advisory Agreement would continue in force with respect to the Acquiring ETF for a period of two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of the Board of Trustees or the vote of a majority of the outstanding shares of the Acquiring ETF. The New Sub-Advisory Agreement may be terminated on 60 day’s written notice to BFA: (i) by the Trust, pursuant to action by the Board or the vote of the holders of a majority (as defined in the 1940 Act) of the shares of the Acquiring ETF; or (ii) by FPA. The New Sub-Advisory Agreement may be terminated by BFA on ninety (90) days’ written notice to FPA and the Trust. In addition, as with the existing Sub-Advisory Agreement, the New Sub-Advisory Agreement cannot be assigned, and automatically terminates in the event of assignment.

Pursuant to the New Sub-Advisory Agreement, BFA will be entitled to receive an annual fee equal to approximately 0.57% of the Acquiring ETF’s average daily net assets, which is the same fee BFA currently receives under the existing Sub-Advisory Agreement.

A discussion regarding the basis for the Board’s approval of the New Sub-Advisory Agreement will be available in the Acquiring ETF’s first Form N-CSR following the Reorganization.

F.           Comparison of Purchase and Redemption of Shares

The procedures for purchase and redemption of shares of the Target Fund and the Acquiring ETF are not identical. Additional information about the purchase, redemption and pricing can be found in the prospectuses for the Target Fund and the Acquiring ETF.

Target Fund

The Target Fund is a mutual fund, and investors can purchase and redeem shares directly from the Fund or indirectly through intermediaries. Investors may purchase, exchange or redeem the Target Fund’s shares at the Target Fund’s NAV next computed after receipt of the order. Transactions will only occur on days the New York Stock Exchange (“NYSE”) is open. On holidays and other days when the NYSE is closed, the Target Fund’s NAV is not calculated and the Target Fund does not accept buy or sell orders. Purchases may be made by mailing an application or request to FPA Funds c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-800-638-3060. You also may purchase shares through a financial intermediary. The minimum initial investment for the Target Fund is $100,000 and the minimum subsequent investment is $100.

To purchase, exchange or redeem shares of the Target Fund, investors must submit orders to the Target Fund by the applicable cut-off time to receive the NAV calculated on that day. If an order is received after the applicable cut-off time, it will be processed the next business day. Investors who wish to purchase, exchange or redeem Target Fund shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange or redeem shares of the Target Fund may be placed.

Shares of the Target Fund are redeemed directly from the Target Fund at NAV on any day that the NYSE is open for trading, subject to certain restrictions. Redemptions may be made by mailing an application or redemption request to UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212 or by calling toll-free at 1-800-638-3060. Shareholders may also redeem shares through a financial intermediary. When shares are redeemed from the Target Fund, the redemption proceeds are delivered to the shareholder within seven days.

Acquiring ETF

Individual shares of the Acquiring ETF will be traded on the Exchange during the trading day. Individual fund shares can be bought and sold in the secondary market (the exchange) through a broker or dealer at a market price throughout the trading day, like other shares of publicly traded securities. Individual ETF shares are not purchased or redeemed by investors directly from the Acquiring ETF, except in creation units. Individual ETF shares are bought and sold at market prices, rather than the net asset value, and shares may trade at a price greater (premium) or less (discount) than the net asset value. There is no minimum investment for purchases made on the exchange. When buying or selling ETF shares through a broker, you may incur customary brokerage commissions and charges. When charged, the commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you will incur the cost of the “spread,” which is the difference between what investors are willing to pay for shares (the “Bid” price) and the price at which they are willing to sell the shares (the “Ask” price). The spread with respect to Acquiring ETF’s shares varies over time based on the Acquiring ETF’s trading volume and market liquidity, and is generally lower (or narrow) if the Acquiring ETF has a lot of trading volume and market liquidity and higher (or wider) if the Acquiring ETF has little trading volume and market liquidity. When the spread widens, particularly in times of market stress, you may pay significantly more or receive significantly less than the underlying value of the Acquiring ETF shares when you buy or sell ETF shares in the secondary market. Because of the costs of buying and selling ETF shares, frequent trading may reduce investment returns.

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of shares directly with the Acquiring ETF. Purchase and redemption activity conducted by Authorized Participants directly with the Acquiring ETF will generally be done in increments of 25,000 share creation units. The Acquiring ETF will issue or redeem creation units in return for a basket of assets that the Acquiring ETF specifies each day. Creation unit transactions are effected at the net asset value next determined after the receipt of an order in proper form. The Acquiring ETF’s shares may only be purchased or redeemed in creation units by submitting an order to the Acquiring ETF’s transfer agent.

Purchase and redemption activities conducted by Authorized Participants directly with the Acquiring ETF are subject to a transaction fee. A transaction fee is charged on each creation transaction and is paid by Authorized Participants who create or redeem shares in creation units. The transaction fee is intended to offset the transfer and other transaction costs associated with the purchase or redemption of creation units. The amount of the transaction fee can change from time to time and the specific amount is announced to

Authorized Participants before the fee changes. The creation transaction fee for the Acquiring ETF is currently $400 for in-kind purchases and $100 for cash purchases, regardless of the number of Creation Units created in the transaction. The transaction fee for the redemption of Creation Units is $400 for in-kind redemptions and $100 for cash redemptions. In addition, a variable fee may be imposed for cash purchases or redemptions, non-standard orders, or partial cash purchases or redemptions of creation units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction.

More information about the purchase and sale of ETF shares in creation units can be found in the Acquiring ETF’s Statement of Additional Information under “Purchase and Redemption of Shares in Creation Units.”

Sales Loads or Deferred Sales Loads

Neither the Target Fund nor the Acquiring ETF charge sales loads or deferred sales loads.

G.           Pricing of Shares

The procedures for calculating the NAV of shares are the same for both the Target Fund and the Acquiring ETF. For both the Target Fund and the Acquiring ETF, the NAV of the Fund is calculated as of 4:00 p.m. Eastern time, the normal close of regular trading on the NYSE, on each day the NYSE is open for trading. Each Fund’s NAV may be calculated earlier if permitted by the SEC. For both the Target Fund and the Acquiring ETF, the NAV is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of outstanding shares. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund’s NAV on those days.

The Target Fund’s and the Acquiring ETF’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. For both the Target Fund and the Acquiring ETF, the Board has adopted procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Adviser and the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAV and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV.

Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Adviser, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

H.          Frequent Trading/Market Timing

The following describes the Target Fund’s and the Acquiring ETF’s approaches to frequent trading or market timing.

The Target Fund is not intended as a vehicle for frequent trading and/or market timing in an attempt to profit from short-term fluctuations in the securities markets and does not accommodate frequent trading. The Board has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Target Fund’s portfolio, increase brokerage and administrative costs, and dilute the value of Fund shares held by long-term investors. In addition, exchanges between the Target Fund and the other FPA Funds are limited to no more than four exchanges during any calendar year. Irrespective of these exchange limits, the Target Fund reserves the right to reject any purchase request (including in connection with an exchange) if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Target Fund. Notifications will be made in writing by the Target Fund within five days. There can be no assurance that the Target Fund will successfully detect or prevent market timing.

The Acquiring ETF does not impose any restrictions on the frequency of purchases and redemptions of creation units; however, the Acquiring ETF reserves the right to reject or limit purchases at any time. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Acquiring ETF’s investment strategy, or whether they would cause the Acquiring ETF to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, shares of the Acquiring ETF are issued and redeemed only in large quantities of shares known as creation units available only from the Acquiring ETF directly to Authorized Participants, and that most trading in the Acquiring ETF occurs on the Exchange at prevailing market prices and does not involve the Acquiring ETF directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Acquiring ETF or its shareholders. In addition, frequent trading of shares of the Acquiring ETF done by Authorized Participants and arbitrageurs is critical to ensuring that the market price remains at or close to NAV. For these reasons, the Board has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in ETF shares for the Acquiring ETF.

I.            Dividends, Distributions and Taxes

The Target Fund pays investment income dividends quarterly and distributes net realized capital gains, if any, annually. Target Fund shareholders may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Target Fund or receive these distributions in cash. Dividends and distributions from the Target Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

The Acquiring ETF expects to make distributions of net investment dividends quarterly and net realized capital gains, if any, at least annually. Dividends and distributions will be paid in cash.

J.            Rule 12b-1 Distribution Plan

Neither the Target Fund nor the Acquiring ETF charges a fee pursuant to a Rule 12b-1 plan.

K.          Key Information About the Reorganization

The following is a summary of key information concerning the Reorganization. Keep in mind that more detailed information appears in the Plan, the form of which is attached to this Proxy Statement as Appendix A.

1.	Agreement and Plan of Reorganization

At the Special Meeting, the shareholders of the Target Fund will be asked to approve the Plan to reorganize the Target Fund into the Acquiring ETF. The Acquiring ETF is a newly organized fund that will commence operations upon the closing of the Reorganization. If the Plan is approved by the shareholders of the Target Fund and the Reorganization is completed, the Target Fund will transfer all of its assets to the Acquiring ETF in exchange for (i) a number of shares of beneficial interest of the Acquiring ETF with a value equal to the aggregate net asset value of the Target Fund as of the close of business on the closing day of the Reorganization (the “Closing”) and (ii) the assumption by the Acquiring ETF of all of the Target Fund’s liabilities. Immediately thereafter, the Target Fund will distribute the shares of the Acquiring ETF received in exchange for the Target Fund’s shares to its shareholders in proportion to the relative net asset value of their holdings of shares of the Target Fund by instructing the Trust’s transfer agent to establish accounts in the Acquiring ETF’s share records in the names of those shareholders and transferring those Acquiring ETF shares to those accounts in complete liquidation of the Target Fund. The expenses associated with the Reorganization will not be borne by the Target Fund. Certificates evidencing Acquiring ETF shares will not be issued to the Target Fund’s shareholders.

Certain shareholders will also receive cash at the Closing. In particular, because the Acquiring ETF will not issue fractional shares, shareholders may receive cash in lieu of fractional shares of the Acquiring Fund. In addition, each Target Fund shareholder who holds Target Fund shares through a Non-Qualifying Account will receive cash equal in value to the aggregate NAV of the Target Fund shares held by the Target Fund shareholder immediately prior to the Reorganization and will not become shareholders of the Acquiring ETF.

After the Reorganization, all of the issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund and the transfer books of the Target Fund will be permanently closed. If the Reorganization is completed, shareholders will be free to sell the shares of the Acquiring ETF that they receive in the transaction at the market price on the Exchange. Shareholders of the Target Fund may wish to consult their tax advisors as to any different consequences of selling their shares prior to the Reorganization.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the shareholders of the Target Fund and the receipt of a legal opinion from counsel to the Trust with respect to certain federal income tax issues. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on the closing date (which is currently expected to occur in the third or fourth quarter of 2026), or such other date agreed to by the Trust.

FPA and BFA have agreed to pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and to preparing and filing the registration statement that includes this Proxy Statement. FPA and BFA will also incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. The Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Target Fund and the Acquiring ETF, notwithstanding approval of the Plan by the Target Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Plan to the detriment of such shareholders without their further approval. In addition, the Plan may be terminated at any time prior to the Closing by the Board if, among other reasons, the Board determines that the Reorganization is not in the best interest of its shareholders.

The form of the Plan is attached to this Proxy Statement in Appendix A.

2.      Description of the Acquiring ETF’s Shares

The Acquiring ETF’s shares issued to the shareholders of the Target Fund pursuant to the Reorganization will be validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive rights. Individual shares of the Acquiring ETF may only be bought and sold in the secondary market through a broker-dealer at market prices.

3.      Board Considerations Relating to the Proposed Reorganization

The Board considered the Reorganization at meeting held on October 14, 2025. In approving the Reorganization, the Board, on behalf of the Target Fund, including the Independent Trustees, determined that the Reorganization is in the best interests of the Target Fund and its shareholders and that the interests of the Target Fund and Acquiring ETF shareholders will not be diluted as a result of the Reorganization. Before reaching this conclusion, the Board engaged in a thorough review process relating to the proposed Reorganization. The Board considered the following factors, among others, in evaluating the Reorganization:

●	that the Reorganization was recommended by FPA, the current adviser to the Target Fund and adviser to the Acquiring ETF;

●	the terms of the Reorganization;

●	the expectation that the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code and that the Target Fund and its shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization (except with respect to cash received by shareholders in lieu of fractional shares, if any, and cash received by shareholders that hold their Target Fund shares through Non-Qualifying Accounts);

●	that the investment objectives, investment strategies and fundamental investment policies of the Target Fund and the Acquiring ETF are the same;

●	that the principal investment risks of the Target Fund and the Acquiring ETF are substantially similar, and that operating as an ETF subjects the Acquiring ETF to certain unique risks;

●	that FPA will continue to serve as investment adviser to the Acquiring ETF and BFA will continue to serve as sub-adviser to the Acquiring ETF;

●	the portfolio manager for the Target Fund will continue to serve as a portfolio manager for the Acquiring ETF following the Reorganization;

●	that the Target Fund and Acquiring ETF have the same management fee;

●	that the total annual fund operating expenses for the Acquiring ETF before fee waivers and expense reimbursement are anticipated to be lower than those for the Target Fund before fee waivers and expense reimbursement, and that FPA has agreed to contractually limit total annual fund operating expenses to 0.73% of the Acquiring ETF’s average daily net assets for at least two years from the date of the Reorganization, 2028, which is the same level that will be in effect for the Target Fund at the time of Reorganization;

●	that FPA believes reorganizing the Target Fund into the Acquiring ETF will create greater potential for long-term viability than continuing to operate the Target Fund as a mutual fund;

●	that the Acquiring ETF has the potential to provide shareholders advantageous tax treatment as compared to the mutual fund structure of the Target Fund;

●	that Acquiring ETF shareholders will be able to purchase and sell Acquiring ETF shares throughout the trading day at the then-prevailing market price on the Exchange;

●	that some shareholders will receive cash for Target Fund shares held in Non-Qualifying Accounts and in lieu of any fractional shares of the Acquiring ETF, and that such shareholders will generally be required to recognize gain or loss upon the receipt of cash for such shares;

●	that Target Fund shareholders holding their shares through a Qualifying Account will receive Acquiring ETF shares and cash in lieu of fractional shares with the same aggregate net asset value as their Target Fund shares immediately prior to the Reorganization;

●	that, on the closing date of the Reorganization, Target Fund shareholders holding their shares through a Non-Qualifying Account will have their shares redeemed and will receive cash equal in aggregate value to the aggregate net asset value of the shares of the Target Fund they held immediately prior to the Reorganization;

●	the quality and experience of the Acquiring ETF’s service providers;

●	that the Reorganization would not result in the dilution of shareholders’ interests;

●	that FPA and BFA, and not the Target Fund, will bear all costs of the Reorganization;

●	that the Reorganization will be submitted to the shareholders of the Target Fund for their approval; and

●	that shareholders of the Target Fund who do not wish to become shareholders of the Acquiring ETF may redeem their Target Fund shares before the Reorganization.

In the course of their discussions, the Trustees considered a variety of information presented by the Adviser, including potential cost savings to be achieved by Reorganization to the ETF structure; similarity of the Funds’ investment objectives, investment strategies and investment risks; the risks associated with ETFs; and the expense limitation agreements. The Board, including all of the Independent Trustees, concluded that the Reorganization of the Target Fund into the Acquiring ETF was in the best interests of the Target Fund, as well as the Target Fund’s shareholders, and that the interests of the Target Fund’s shareholders would not be diluted as a result of the Reorganization. The determinations on behalf of the Target Fund were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

4.      Federal Income Tax Consequences

For each year of its existence, the Target Fund has had in effect an election to be, and the Trust believes the Target Fund has qualified for treatment as, a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Trust believes the Target Fund has been, and expects to continue through the closing of the Reorganization to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

As a condition to the closing of the Reorganization, the Trust will receive, on behalf of the Target Fund and the Acquiring ETF, respectively, a tax opinion of counsel with respect to the Reorganization substantially to the effect that for federal income tax purposes:

●	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Target Fund and the Acquiring ETF will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

●	No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring ETF solely in exchange for the Acquiring ETF’s shares and the assumption by the Acquiring ETF of all the liabilities of the Target Fund, or upon the distribution of the Acquiring ETF’s shares to the shareholders of the Target Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

●	The tax basis in the hands of the Acquiring ETF of each asset transferred from the Target Fund to the Acquiring ETF in the Reorganization will be the same as the tax basis of such asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;

●	The holding period in the hands of the Acquiring ETF of each asset transferred from the Target Fund to the Acquiring ETF in the Reorganization, other than assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the Target Fund’s holding period for such asset (except where investment activities of the Acquiring ETF have the effect of reducing or eliminating the holding period with respect to an asset);

●	No gain or loss will be recognized by the Acquiring ETF upon its receipt of all the assets of the Target Fund solely in exchange for the Acquiring ETF shares and the assumption by the Acquiring ETF of all the liabilities of the Target Fund as part of the Reorganization;

●	No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares for Acquiring ETF shares as part of the Reorganization;

●	The aggregate tax basis of the Acquiring ETF shares that each Target Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

●	Each Target Fund shareholder’s holding period for the Acquiring ETF shares received in the Reorganization will include the Target Fund shareholder’s holding period for the Target Fund shares exchanged therefor, provided that the Target Fund shareholder held such Target Fund shares as capital assets on the date of the exchange; and

●	The taxable year of the Target Fund will not end as a result of the Reorganization.

In rendering the opinion, counsel will rely upon, among other things, certain facts and assumptions and certain representations of the Trust, the Target Fund and the Acquiring ETF. The condition that the parties to the Reorganization receive such an opinion may not be waived. The opinion will not address cash received in lieu of fractional shares or shareholders holding Target Fund shares through Non-Qualifying Accounts, who will be redeemed immediately prior to the Reorganization.

No tax ruling has been or will be received from the Internal Revenue Service (the “IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

By reason of the Reorganization, the Acquiring ETF will succeed to and take into account any capital loss carryforwards of the Target Fund. The Reorganization is not expected to result in limitations on the Acquiring ETF’s ability to use any capital loss carryforwards of the Target Fund. As of May 31, 2025, the Target Fund had no unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

5.      Form of Organization and Shareholder Rights

The following is a very general summary of certain provisions of the trust instruments and by-laws governing the Trust. It is qualified in its entirety by reference to the trust instruments and by-laws.

Form of Organization. The Trust is a Delaware statutory trust governed by its Agreement and Declaration of Trust, By-Laws and Board of Trustees. The operations of the Trust are also governed by applicable state and federal law.

Shares. The Trust is authorized to issue an unlimited number of shares of beneficial interest and shareholders have no preemptive rights.

Shareholder Voting Rights, Quorum, Required Vote and Action by Written Consent.  Pursuant to the Trust Declaration of Trust, shareholders shall have power to vote only (i) for the election of Trustees as provided in Article III, Section 3.1 of the Declaration of Trust, (ii) with respect to any contract with a contracting party as provided in Article III, Section 3.3 of the Declaration of Trust as to which shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of the Trust to the extent and as provided in Article VII, Sections 7.1 and 7.2, (iv) with respect to any amendment of the Trust Declaration of Trust to the extent and as provided in Article VII, Section 7.3, and (v) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-Laws or any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. There shall be no cumulative voting in the election of Trustees.

Except as otherwise provided by the 1940 Act or other applicable law, thirty percent of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting.

A majority of the shares voted, at a meeting of which a quorum is present, shall decide any questions and a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the Declaration of Trust or the By-Laws. Subject to the provisions of the 1940 Act and other applicable law, any action taken by shareholders of the Trust may be taken without a meeting if a majority of the shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by the 1940 Act or by any express provision of the Trust’s Declaration of Trust or By-Laws) consent to the action in writing and such written consents are filed with the record of the meetings of shareholders.

Shareholder Meetings. Neither the Target Fund nor the Acquiring ETF is required to hold an annual shareholder’s meeting under the Delaware Statutory Trust Act or its governing instruments unless required by applicable federal law.

Shareholder Liability.  The Trust’s governing instruments provide that all persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the series of the Trust with which such person dealt for payment under such credit, contract, or claim; and neither the shareholders of any series of the Trust, nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, nor any other series of the Trust shall be personally liable therefor. If any shareholder (or former shareholder) of any series of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a shareholder and not because of such shareholder's acts or omissions or for some other reason, the shareholder or former shareholder shall be indemnified against all loss and expense arising from such liability.

Trustee Liability. The Trust indemnifies trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that the Trust does not provide indemnification for liabilities due to a trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee’s duties.

Amendments to Declaration of Trust.  The Trust Board may amend the Declaration of Trust by an instrument signed by a majority of the Trust Board so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act.

6.      Fiscal Year End

The fiscal year end for the Target Fund and the Acquiring ETF is May 31st.

7.      Capitalization

The following table sets forth, as of December 15, 2025 (a) the unaudited capitalization of the Target Fund and (b) the unaudited pro forma combined capitalization of the Acquiring ETF assuming the proposed Reorganization has taken place. The capitalization is likely to be different on the closing date as a result of daily Target Fund share purchase, redemption and market activity.

	Net Assets	Shares Outstanding	Net Asset Value Per Share
FPA Queens Road Value Fund (Target Fund)	$51,775,703	1,552,328	$33.35
FPA Queens Road Value ETF (Acquiring ETF) (Pro forma)*	$51,775,703	1,552,328	$33.35

*       Reflects the estimated pro forma capitalization of the Acquiring ETF at December 15, 2025, as though the Reorganization had occurred on December 15, 2025, and is for informational purposes only. No assurance can be given as to how many shares of the Acquiring ETF will be received by the shareholders of the Target Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring ETF that actually will be received on or after such date.

L.      Additional Information about the Funds

1.      Past Performance of the Target Fund

The bar chart and Average Annual Total Returns table below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1, 5 and 10 calendar year periods compare with those of the S&P 500 Index, a broad-based market index, and the S&P 500 Value Index, an additional index that provides a measure of the U.S. large cap value equity market. The chart and table reflect the reinvestment of dividends and distributions. In addition, the Target Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information for the Target Fund is available at https://fpav/fpa.com or by calling toll-free 1-800-982-4372. Updated performance information for the Acquiring ETF will be available at https://fpav/fpa.com or by calling toll-free 1-800-982-4372.

The returns presented for the Target Fund prior to July 28, 2023, reflect the performance of the Predecessor Target Fund which was a series of Bragg Capital Trust and reorganized into the Target Fund on July 28, 2023. As a result of this reorganization, the Target Fund adopted the accounting and performance history of the Predecessor Target Fund.

As of the date of this Proxy Statement, the Acquiring ETF has not commenced operations and therefore, has no calendar year performance information. Following the Reorganization, the Acquiring ETF will be the surviving legal entity, and the Acquiring ETF will adopt the accounting and performance history of the Target Fund, which will be the accounting survivor.

Calendar-Year Total Return (before taxes)

For each calendar year at NAV

Highest Calendar Quarter Return at NAV	15.04%	(Quarter ended 12/31/2022)
Lowest Calendar Quarter Return at NAV	(20.97)%	(Quarter ended 03/31/2020)

Average Annual Total Returns (for the periods ended December 31, 2025)	One Year	Five Years	Ten Years
Return Before Taxes	6.05%	11.26%	11.39%
Return After Taxes on Distributions[1]	5.36%	9.84%	10.02%
Return After Taxes on Distributions and Sale of Fund	4.08%	8.72%	9.07%
Shares[1]
S&P 500 Index	17.88%	14.42%	14.82%
S&P 500 Value Index	13.19%	12.96%	11.73%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax- deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

2.      Portfolio Turnover

The Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turns over” their portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a fund’s performance. The portfolio turnover rate for the Target Fund for the fiscal year ended May 31, 2025, was 0%. The Acquiring ETF has no portfolio turnover rate as it is not yet operational. The Adviser expects the portfolio turnover rate for the Acquiring ETF to be comparable to the rates for the Target Fund.

3.      Adviser, Sub-Adviser and Portfolio Manager

Adviser

First Pacific Advisors, LP, located at 2101 E. El Segundo Blvd., Suite 301, El Segundo, California 90245, serves as the investment adviser for the Target Fund and the Acquiring ETF. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser manages accounts for individuals and institutions as well as the Funds. As of December 31, 2025, the Adviser had approximately $31.9 billion in assets under management. FPA GP, Inc. is the general partner of FPA and David Brookman and Steven Romick are directors of FPA GP, Inc. Mr. Romick has a controlling interest in FPA.

The names and principal occupations of each principal executive officer and director of FPA are listed below:

Name	Principal Occupation/Title
J. Richard Atwood	Retired Partner and Senior Advisor
Steven Romick	Managing Partner and Portfolio Manager
Mark Landecker	Partner and Portfolio Manager
Brian Selmo	Partner and Portfolio Manager
Jeffrey Hancock	Partner
Ryan Leggio	Partner
Abhijeet Patwardhan	Partner and Portfolio Manager
David Brookman	Managing Partner and Chief Operating Officer
Lake Setzler	Chief Financial Officer
Eric Brown	Chief Legal Officer and Chief Compliance Officer

J. Richard Atwood, retired partner and senior advisor to FPA, serves as an Interested Trustee of the Trust. None of FPA’s active principal officers and directors has any position with the Trust or the Funds.

Sub-Adviser

Bragg Financial Advisors, Inc., a registered investment adviser located at 1031 South Caldwell Street, Suite 200, Charlotte, NC 28203, serves as the sub-adviser for the Target Fund and Acquiring ETF. BFA provides investment management and supervision to individuals and institutions. As of December 31, 2025, BFA manages approximately $4.6 billion on a discretionary basis. BFA is owned by Benton Bragg, John Bragg, Phillip Bragg, and Steve Scruggs.

The names and principal occupations of each principal executive officer and director of BFA are listed below:

Name	Principal Occupation/Title
Benton Bragg	President and Chief Executive Officer
Jennifer Muckley	Chief Operating Officer
Phillip Bragg	Vice President
John Bragg	Secretary
Steven Scruggs	Shareholder and Portfolio Manager
Katherine Scruggs	Shareholder
Dawn Cannon	Chief Compliance Officer

Portfolio Manager

Steve Scruggs, CFA has been employed by BFA since January 2000. Mr. Scruggs is Director of Research and Senior Portfolio Manager of BFA. Mr. Scruggs holds a Bachelor’s Degree from North Carolina State University and an MBA from Wake Forest University. He is a CFA charter holder and member of the CFA Institute.

The Target Fund’s Statement of Additional Information contains additional information regarding Mr. Scruggs’ compensation, other accounts managed by Mr. Scruggs, and Mr. Scruggs’s ownership of securities in the Target Fund.

4.      Board of Trustees and Services Providers for the Funds

The Board of Trustees has five trustees, two of whom are considered “interested persons,” as that term is defined under the 1940 Act, of IMST Trust. The following individuals comprise the Board: Sandra Brown, Robert F. Goldrich, John P. Zader, J. Richard Atwood (Interested Trustee) and Maureen Quill (Interested Trustee).

The service arrangements for co-administration, distribution and auditing for the Target Fund and Acquiring ETF are the same. The service arrangements for fund accounting, transfer agency and custody services for the Target Fund and Acquiring ETF are not identical. The service arrangements for the Target Fund and Acquiring ETF are provided by the following:

Role	Target Fund	Acquiring ETF
Co-Administrators	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Fund Accounting Agent	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212	Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110.
Distributor	Distribution Services, LLC 190 Middle Street, Suite 301 Portland, Maine 04101	Distribution Services, LLC 190 Middle Street, Suite 301 Portland, Maine 04101
Transfer Agent	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212	Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110.
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Custodian	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106	Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110.

The Board recommends that the shareholderS of THE Target Fund vote FOR the approval of the Reorganization.

II.	Voting Information

A.	General Information

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Target Fund. The Special Meeting will be at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, on March 13, 2026 at 10:00 a.m. local time.

You may vote in one of the following ways:

•	complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);

•	Vote online at vote.proxyonline.com using the control number found on your proxy card;

•	call the toll-free number 1-888-227-9349 to reach an automated touchtone voting line; or

•	call the toll-free number 1-888-567-1626 to speak with a live operator Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Target Fund. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Quorum and Required Vote

Only shareholders of record on January 20, 2026 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of the Target Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning thirty percent of the outstanding shares of the Target Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Target Fund. Any lesser number shall be sufficient for adjournments.

Approval of the proposal will require the affirmative vote of a majority of the outstanding shares voted at the Special Meeting of which a quorum is present. For this purpose, the term “vote of a majority of the outstanding shares” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Target Fund is present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Target Fund.

Adjournments

If a quorum of shareholders of the Target Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Target Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Target Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Target Fund may be adjourned from time to time by a majority of the votes of the Target Fund properly cast upon the question of adjourning the Special Meeting of the Target Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Target Fund may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Because the proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposal is non-discretionary, the Trust does not expect to receive broker non-votes. Any broker non-votes received, however, will not be counted as present at the Special Meeting for purposes of determining quorum or as votes cast at the Special Meeting.

Assuming the presence of a quorum, abstentions will have the effect of votes against the proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

B.	Method and Cost of Solicitation

The Trust expects that the solicitation of proxies will be primarily by mail and telephone. FPA and BFA have retained EQ Fund Solutions (“EQ”) to provide proxy services, at an anticipated cost of approximately $20,000. FPA and BFA will bear the costs of the Special Meeting, including legal costs, the costs of retaining EQ, and other expenses incurred in connection with the solicitation of proxies. Whether or not the Reorganization is consummated, the cost of the Reorganization will be borne by FPA and BFA. The cost associated with the Reorganization, including the costs of retaining EQ, are expected to be approximately $65,000.

C.	Right to Revoke Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Trust, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

D.	Voting Securities and Principal Holders

Shareholders of the Target Fund at the close of business on the Record Date will be entitled to be present and vote on the proposal related to the Target Fund at the Special Meeting. As of the Record Date, there were 1,632,368 shares outstanding and entitled to vote at the Special Meeting.

The Acquiring ETF is not operational and does not currently have any outstanding shares.

To the knowledge of the Target Fund, as of the Record Date, the following persons held of record or beneficially 5% or more of the outstanding shares of the Target Fund. Persons holding more than 25% of the outstanding shares of the Target Fund may be deemed to have “control” (as that term is defined in the 1940 Act) and may be able to affect or determine the outcome of matters presented for a vote of shareholders.

Shareholder Name/Address	Shares	Percentage of Total Outstanding Shares
Pershing LLC 1 Pershing Plz Jersey City, NJ 07303	879,591.455	53.88%

As of the Record Date, the trustees and officers of the Trust as a group beneficially owned shares of the Target Fund in an aggregate amount less than 1% of the Target Fund’s outstanding shares.

E.	Interest of Certain Persons in the Transaction

FPA and BFA may be deemed to have an interest in the Reorganization because they will continue to serve as the investment adviser and sub-adviser, respectively, to the Acquiring ETF and will receive management fees from the Acquiring ETF for their services.

III.	Miscellaneous Information

A.	Other Business

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.	Next Meeting of Shareholders

The Funds are not required and do not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Funds seek to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Target Fund will be held at such time as the Board may determine or at such time as may be legally required. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders of the Fund should send such proposal to the Fund c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

C.	Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring ETF in connection with the Reorganization and concerning the federal income tax consequences of the Reorganization will be passed upon by Morgan, Lewis & Bockius LLP.

D.	Auditors

The financial statements of the Target Fund for the year ended May 31, 2025, contained in the Target Fund’s Annual Report to Shareholders, have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm. The Acquiring ETF is newly created and does not yet have a financial history. Tait, Weller & Baker LLP will serve as the independent registered public accounting firm for the Acquiring ETF.

E.	Information Filed with the SEC

The Trust is subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at https://www.sec.gov.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ___ day of __________, 2026, by and among Investment Managers Series Trust III (the “Trust”), a Delaware statutory trust, with its principal place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212, on behalf of its series the FPA Queens Road Value Fund (the “Acquired Fund”), and the Trust, on behalf of its series FPA Queens Road Value ETF (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”) and, solely with respect to Article IX, First Pacific Advisors, LP (“FPA”), with its principal place of business at 2101 E. El Segundo Boulevard, Suite 301, El Segundo, California 90245, and Bragg Financial Advisors, Inc. (“BFA”), with its principal place of business at 1031 South Caldwell Street, Suite 200, Charlotte, North Carolina 28203.

WHEREAS, it is intended that the transactions contemplated by this Agreement constitute a “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations thereunder. Such transactions will consist of: (i) the transfer of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange for (A) shares of beneficial interest, no par value, of the Acquiring Fund (the “Acquiring Fund Shares”), and (B) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; followed by (ii) the distribution of the Acquiring Fund Shares pro rata to the shareholders of the Acquired Fund that hold their shares of the Acquired Fund (the “Acquired Fund Shares”) through accounts that are permitted to hold Acquiring Fund Shares (each, a “Qualifying Account”) in exchange for their Acquired Fund Shares in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement ((i) and (ii) collectively, the “Reorganization”). The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the Trust or the assets of any other series of the Trust be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein. Shareholders who hold Acquired Fund Shares through accounts that are not Qualifying Accounts (“Non-Qualifying Accounts”) shall be redeemed for cash immediately prior to the Effective Time (as defined in paragraph 3.1), and fractional shares of the Acquired Fund shall also be redeemed for cash immediately prior to the Effective Time;

WHEREAS, the Acquired Fund and Acquiring Fund are separate series of the Trust, which is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Acquired Fund owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund’s shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and, there being no existing shareholders of the Acquiring Fund, that the Reorganization will not result in dilution of the Acquiring Fund’s shareholders’ interests;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND
SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND
TERMINATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, free and clear of all liens and encumbrances, except those liens and encumbrances as to which the Acquiring Fund has received notice, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (a) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund Shares (which shall not include any NAV attributable to full or fractional Acquired Fund Shares redeemed as described in paragraph 5.9), as determined in the manner set forth in paragraphs 2.1 and 2.2; and (b) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions comprising the Reorganization shall take place on the date of the Closing provided for in paragraph 3.1 (the “Closing Date”).

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, cash equivalents, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Acquired Fund on the Closing Date, and any prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (the “Acquired Assets”). For the sake of clarity, the Acquired Assets include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including, but not limited to, claims for breach of contract, violation of standards of care and claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator or government established investor recovery fund claims and any and all resulting recoveries, free and clear of all liens, encumbrances and claims whatsoever, except those liens and encumbrances as to which the Acquiring Fund has received notice) of the Acquired Fund against any party with whom the Acquired Fund has contracted for any actions or omissions up to the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements as of the Closing Date, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Acquired Fund reserves the right to sell any of such securities or other investments.

1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date. The Acquiring Fund shall assume all liabilities of the Acquired Fund not discharged prior to the Closing Date, whether known or unknown, contingent, accrued or otherwise (excluding Reorganization Expenses (as defined in Article IX) borne by FPA and BFA pursuant to Article IX), and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements (the “Assumed Liabilities”).

1.4 LIQUIDATION AND DISTRIBUTION. On the Closing Date, the Acquired Fund will distribute, in liquidation, all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the “Acquired Fund Shareholders”). In the Reorganization, each Acquired Fund Shareholder that holds their Acquired Fund Shares through a Qualifying Account will receive the number of Acquiring Fund Shares that has an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date (which shall not include any NAV attributable to full or fractional shares redeemed as described in paragraph 5.9). Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders that hold their Acquired Fund Shares through Qualifying Accounts, representing the respective numbers of Acquiring Fund Shares due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, and the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund Shares that are held of record by the Acquired Fund Shareholder at the Effective Time on the Closing Date.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7 TERMINATION. As soon as practicable on or after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to terminate and cease operations as a series of the Trust. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution.

1.8 NON-QUALIFYING ACCOUNT IDENTIFICATION. The Acquired Fund will identify each shareholder of record that holds their Acquired Fund Shares through a Non-Qualifying Account. The Acquired Fund shall permit shareholders to transfer ownership from a Non-Qualifying Account to a Qualifying Account upon request prior to the Closing Date.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Assets to be acquired by the Acquiring Fund hereunder shall be the value of such Acquired Assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”). The NAV per share of Acquiring Fund Shares shall be computed by Brown Brothers Harriman & Co. (“BBH”), the Acquiring Fund’s accounting agent (the “Acquiring Fund Accounting Agent”), in the manner set forth in the Trust’s Agreement and Declaration of Trust, or By-Laws, the Acquiring Fund’s then-current prospectus and statement of additional information and in the procedures adopted by the Trust’s Board of Trustees. The NAV per share of Acquired Fund Shares shall be computed by UMB Fund Services, Inc. (“UMBFS”), the Acquired Fund’s accounting agent (the “Acquired Fund Co-Administrator”), in the manner set forth in the Trust’s Agreement and Declaration of Trust, or By-Laws, the Acquired Fund’s then-

current prospectus and statement of additional information and in the procedures adopted by the Trust’s Board of Trustees.

2.2 VALUATION OF SHARES AND CALCULATION OF NUMBERS OF SHARES. The NAV per share of Acquiring Fund Shares and the NAV per share of Acquired Fund Shares shall, in each case, be computed as of the close of normal trading on the NYSE on the Valuation Date. The number of Acquiring Fund Shares to be issued in the Reorganization in exchange for Acquired Fund Shares shall be determined by the Acquiring Fund Accounting Agent by dividing the NAV of the Acquired Fund Shares, as determined in accordance with paragraph 2.1, by the NAV of one Acquiring Fund Share, as determined in accordance with paragraph 2.1 hereof. For the avoidance of doubt, the NAV per share of Acquiring Fund Shares and the NAV per share of Acquired Fund Shares shall be adjusted as necessary to eliminate full or fractional shares redeemed as described in paragraph 5.9.

2.3 DETERMINATION OF VALUE. All computations of value with respect to the Acquired Fund shall be made by the Acquired Fund Co-Administrator, in accordance with its regular practice in pricing the shares and assets of the Acquired Fund, and confirmed by the Acquiring Fund Accounting Agent, and shall be subject to adjustment by an amount, if any, agreed to by the Acquired Fund Co-Administrator and the Acquiring Fund Accounting Agent.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII of this Agreement, the closing (the “Closing”) will be on the Closing Date, which will be on or about ___________, 2026, or such other date as the parties may agree to in writing. The Closing shall be held as of the close of business on the Closing Date (the “Effective Time”) at the offices of Mutual Fund Administration, LLC 2220 East Route 66, Suite 226, Glendora, CA 91740, or at such other time and/or place as the parties may agree. For the avoidance of doubt, the Closing may be held in person, by facsimile, email or such other communication means as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately at the Effective Time, unless otherwise provided.

3.2 CUSTODIAN’S CERTIFICATE. The portfolio securities and other investments of the Acquired Fund shall be made available by the Acquired Fund to the Acquiring Fund’s custodian, BBH, for examination no later than five business days preceding the Closing Date. UMB Bank, n.a., as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary Taxes (as defined below), including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund. BBH shall deliver within one business day after the Closing a certificate of an authorized officer stating that the Acquired Assets were delivered in proper form to the Acquiring Fund on the Closing Date.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT’S CERTIFICATE. The Trust, on behalf of the Acquired Fund, shall cause UMBFS, as its transfer agent as of the Closing Date, to deliver at the Closing to the Secretary of the Trust a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Trust, on behalf of the Acquiring Fund, shall issue and deliver or cause BBH, as its transfer agent, to issue and deliver to the Secretary of the Trust a confirmation evidencing the number of Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Trust, on behalf of the Acquired Fund, represents and warrants to the Trust, on behalf of the Acquiring Fund, as follows:

(a) The Acquired Fund is a separate series of the Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement.

(b) The Trust is registered as an open-end management investment company, and its registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the 1940 Act, is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquired Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement will not result in, the violation of any material provision of the Trust’s Agreement and Declaration of Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund Shares are the only outstanding equity interests in the Acquired Fund.

(f) The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that if terminated will result in material liability to the Acquired Fund.

(g) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge, without any special investigation or inquiry, threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(h) The financial statements of the Acquired Fund for the most recently completed fiscal year ended May 31, 2025, are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of the end of such fiscal year, in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund as of that date not disclosed in such statements.

(i) Since the end of the Acquired Fund’s most recently completed fiscal year ended May 31, 2025, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed in writing to and accepted by the Acquiring Fund. For the purposes of this subparagraph (i), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(j) All Tax (as defined below) returns and reports (including, but not limited to, information returns) that are required to have been filed by the Acquired Fund have been duly and timely filed. All such returns and reports were true, correct and complete in all material respects as of the time of their filing. All Taxes due or properly shown to be due on such returns and reports have been paid, or provision has been made for such Taxes in accordance with appropriate accounting principles. To the knowledge of the Trust, no such return is currently being audited by any federal, state, local or foreign taxing authority. To the knowledge of the Trust, there are no deficiency assessments with respect to any Taxes of the Acquired Fund and no such deficiency assessments have been proposed with respect to the Acquired Fund in writing. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto, and including any obligations to indemnify or otherwise assume or succeed to such a liability of any other person. There are no levies, liens or encumbrances relating to Taxes existing, pending or threatened in writing with respect to the assets of the Acquired Fund (other than liens for Taxes not yet due and payable). The Acquired Fund has not changed its annual accounting period within the 60-month period ending on the Closing Date.

(k) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, validly issued, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquired Fund, and has no outstanding securities convertible into any shares of the Acquired Fund.

(l) At the Closing Date, the Acquired Fund will have good and valid title to the Acquired Fund’s Acquired Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such Acquired Assets hereunder. Upon delivery and payment for such Acquired Assets, the Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of such Acquired Assets, including such restrictions as might arise under the 1933 Act, other than as disclosed in writing to and accepted by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o) From the mailing of the N-14 Registration Statement (as defined in paragraph 5.5) and on the Closing Date, any written information furnished by the Trust with respect to the Acquired Fund for use in the N-14 Registration Statement, the N-1A Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p) The Trust has in effect an election to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Chapter 1, Subchapter M of the Code. The Acquired Fund is a fund that is treated as a corporation separate from each other series of the Trust under Section 851(g) of the Code. The Acquired Fund has no earnings and profits accumulated in any taxable year for which the provisions of Part I of Chapter 1, Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it. The Acquired Fund has qualified for treatment as a RIC for each taxable year since its formation (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date and, subject to the accuracy of the representations set forth in paragraph 4.2(m), expects to satisfy the requirements of Part I of Chapter 1, Subchapter M of the Code to maintain qualification for such treatment for the taxable year that includes the Closing Date. Subject to the accuracy of the representations set forth in paragraph 4.2(m), the Acquired Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify for treatment as a RIC as of the Closing Date or as of the end of its taxable year that includes the Closing Date. The Acquired Fund has not at any time since its inception been liable for any income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been timely paid. The Acquired Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and redemption of shares, and is not liable for any material penalties that could be imposed thereunder.

(q) The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(r) The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.4.

(s) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Acquired Fund’s shareholders as described in paragraph 5.10.

(t) The books and records of the Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Acquiring Fund and/or its counsel, are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(u) The Acquired Fund would not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(v) The Acquired Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.

(w) The Acquired Fund has not received written notification from any taxing authority that asserts a position contrary to any of the representations set forth in paragraphs (j), (p), (t), (u), and (v) of this paragraph 4.1.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Trust and the Acquiring Fund represent and warrant to the Trust and the Acquired Fund as follows:

(a) The Acquiring Fund is a separate series of the Trust, a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement.

(b) The Trust is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, a violation of any material provision of the Trust’s Agreement and Declaration of Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, without any special investigation or inquiry, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be the investment adviser of the Acquiring Fund or an affiliate thereof) to vote on the investment advisory contract and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder. The Initial Shares have been or will be redeemed by the Acquiring Fund prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest bearing account.

(g) All issued and outstanding Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, will be, at the Closing Date, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, and there are no outstanding securities convertible into any Acquiring Fund shares.

(h) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j) From the mailing of the N-14 Registration Statement and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the N-14 Registration Statement, the N-1A Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(l) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m) Subject to the accuracy of the representations and warranties in paragraph 4.1(p), for the taxable year that includes the Closing Date, the Trust expects that the Acquiring Fund will meet the requirements of Chapter 1, Part I of Subchapter M of the Code for qualification as a RIC and will be eligible to, and will, compute its federal income tax under Section 852 of the Code. After the Closing, the Acquiring Fund will be a fund that is treated as a separate corporation under Section 851(g) of the Code.

(n) The Acquiring Fund is, and will be at the time of Closing, a newly created series without assets (other than the seed capital provided in exchange for Initial Shares) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Acquired Fund, and, prior to the Closing, will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations).

4.3       REPRESENTATIONS OF THE TRUST. The Trust represents and warrants as follows:

(a) The Trust has filed a post-effective amendment to its registration statement on Form N-1A (“N-1A Registration Statement”) for the purpose of registering the Acquiring Fund under the 1940 Act.

ARTICLE V

COVENANTS

5.1 OPERATION IN ORDINARY COURSE. Each of the Acquiring Fund and the Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business may include payment of customary dividends and distributions and shareholder redemptions in the case of the Acquired Fund and redemptions of the Initial Shares in the case of the Acquiring Fund.

5.2 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.3 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.4 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over to the Acquiring Fund, as well as any capital loss carryovers that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust’s Treasurer.

5.5 PREPARATION OF N-14 REGISTRATION STATEMENT. The Trust will prepare and file with the SEC a registration statement on Form N-14 (the “N-14 Registration Statement”) relating to the transactions contemplated by this Agreement in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide the Acquiring Fund with the materials and information necessary to prepare the N-14 Registration Statement.

5.6 TAX RETURNS. The Trust covenants that by the time of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to have been filed on or before the Closing Date (taking extensions into account) shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes.

5.7 CLOSING DOCUMENTS. At the Closing, the Trust, on behalf of the Acquired Fund, will provide the Trust, on behalf of the Acquiring Fund, the following:

(a) A certificate, signed by the President and the Treasurer or Assistant Treasurer of the Trust on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund.

(b) A copy of any Tax books and records of the Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation Section 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

(c) A copy (which may be in electronic form) of the shareholder ledger accounts of the Acquired Fund, including, without limitation, the name, address and taxpayer identification number of each Acquired Fund Shareholder of record; the number of shares of beneficial interest held by each Acquired Fund Shareholder; the dividend reinvestment elections applicable to each Acquired Fund Shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY), notices or records on file with the Acquired Fund with respect to each Acquired Fund Shareholder; and such information as the Trust may reasonably request concerning Acquired Fund Shares or Acquired Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the Acquired Fund Shareholders (the “Acquired Fund Shareholder Documentation”), certified by the Trust’s transfer agent or its President or its Vice President to the best of their knowledge and belief.

(d) All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Acquired Fund.

5.8 TAX TREATMENT. The Acquiring Fund and the Acquired Fund intend that the Reorganization will qualify as a reorganization described in Section 368(a) of the Code. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization described in Section 368(a) of the Code.

5.9 FRACTIONAL SHARES AND NON-QUALIFYING ACCOUNTS. Immediately prior to the Effective Time, the Acquired Fund shall redeem all fractional shares of the Acquired Fund outstanding on the records of the Acquired Fund’s transfer agent and all shares of the Acquired Fund held through Non-Qualifying Accounts. The amount of cash paid to Acquired Fund shareholders in redemption of fractional shares and Non-Qualifying Accounts shall be equal to the aggregate NAV of the shares of the fractional shares and shares held in Non-Qualifying Accounts as determined in accordance with paragraph 2.2.

5.10 APPROVAL OF SHAREHOLDERS. The Trust will call a special meeting of the Acquired Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 The N-1A Registration Statement filed by the Trust with the SEC to register the offer of the sale of the Acquiring Fund Shares will be in effect on the Closing Date.

6.2 As of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, other fees payable for services provided to the Acquiring Fund, or fee waiver or expense reimbursement undertakings of the Acquiring Fund from those fee amounts and undertakings of the Acquiring Fund described in the N-14 Registration Statement or N-1A Registration Statement.

6.3 The Trust’s Board of Trustees, including a majority of Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of such transactions.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 The Acquired Fund shall have delivered to the Acquiring Fund the documents and information described in paragraph 5.7.

7.2 The Trust’s Board of Trustees, including a majority of Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of such transactions.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement. Notwithstanding anything to the contrary in the foregoing, if the conditions stated in paragraph 8.4 below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the transactions contemplated by this Agreement shall not be consummated:

8.1 On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.2 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.3 Each of the N-1A Registration Statement and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.4 The Trust shall have received the opinion of Morgan, Lewis & Bockius LLP dated as of the Closing Date and addressed to the Trust, in a form satisfactory to it, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c) The tax basis in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(d) The holding period in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than Acquired Assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such Acquired Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e) No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

(f) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares as part of the Reorganization;

(g) The aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

(h) Each Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the Acquired Fund Shareholder’s holding period for the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of the exchange; and

(i) The taxable year of the Acquired Fund will not end as a result of the Reorganization.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.4.

8.5 Each party shall have performed all of its covenants set forth in Article V, and its representations and warranties set forth in Article IV shall be true and correct in all material respects on and as of the Closing Date as if made on such date, and the President of the Trust shall have executed a certificate to such effect.

ARTICLE IX

EXPENSES

9.1 Except as otherwise provided for herein, FPA (or any affiliate thereof) and BFA (or any affiliate thereof) shall bear all expenses of the transactions contemplated by this Agreement (other than expenses, if any, of the shareholders). Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the N-14 Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including fees of the counsel to the Trust, and counsel to the Independent Trustees of the Trust; (f) solicitation costs of the transactions; (g) service provider conversion fees; and (h) any costs associated with meetings of each Fund’s Board of Trustees relating to the transactions contemplated herein (“Reorganization Expenses”).

FPA (or any affiliate thereof) and BFA (or any affiliate thereof) shall remain so liable for the Reorganization Expenses, regardless of whether the transactions contemplated by this Agreement occur, and this paragraph 9.1 shall survive the Closing and any termination of this Agreement pursuant to paragraph 11.1. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Acquired Fund or the Acquiring Fund to qualify for treatment as a RIC within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Acquired Fund or the Acquiring Fund or on any of their respective shareholders.

9.2 At the Closing, FPA (or any affiliate thereof) and BFA (or any affiliate thereof) shall pay the estimated Reorganization Expenses to be paid by it pursuant to paragraph 9.1, and any remaining balance shall be paid by FPA (or any affiliate thereof) and BFA (or any affiliate thereof) within thirty (30) days after the Closing.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1 The Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by resolution of the Board of Trustees of the Trust at any time prior to the Closing Date if:

(a) any party shall have breached any material provision of this Agreement;

(b) circumstances develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable;

(c) the Board determines that the consummation of the transactions contemplated herein is not in the best interest of the Acquired Fund and/or Acquiring Fund; or

(d) any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of this Agreement.

11.2 In the event of any such termination, there shall be no liability for damages on the part of any party to the other parties.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon prior to the Closing Date by the parties in writing; provided, however, that no such amendment may have the effect of changing any provisions to the detriment of either Fund’s shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Trust’s Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquiring Fund and signed by authorized officers of the Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the Trust’s Agreement and Declaration of Trust.

13.6 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquired Fund, as provided in the Trust’s Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquired Fund and signed by authorized officers of the Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Trust’s Agreement and Declaration of Trust.

13.7       The Trust, on behalf of the Acquiring Fund and the Acquired Fund, specifically acknowledges and agrees that any liability under this Agreement with respect to the Acquiring Fund or Acquired Fund, respectively, or in connection with the transactions contemplated herein with respect to the Acquiring Fund or Acquired Fund, respectively, shall be discharged only out of the assets of the Acquiring Fund or Acquired Fund, respectively, and that no other series of the Trust shall be liable with respect thereto.

ARTICLE XIV

CONFIDENTIALITY

14.1 Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

15.1 The Trust will provide the appropriate representatives with such cooperation, assistance and information as may reasonably be requested in filing any Tax returns, amended Tax returns or claims for Tax refunds, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or its respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing, provided that the Acquired Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

15.2 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the date of the Closing, and such later date on which the Acquired Fund is terminated including, without limitation, responsibility for (i) preparing and filing any Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

***Signature Page Follows***

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

INVESTMENT MANAGERS SERIES TRUST III on behalf of the Acquired Fund

By:

Name:

Title:

INVESTMENT MANAGERS SERIES TRUST III on behalf of the Acquiring Fund

By:

Name:

Title:

FIRST PACIFIC ADVISORS, LP solely with respect to Article IX

By:

Name:

Title:

BRAGG FINANCIAL ADVISORS, INC. solely with respect to Article IX

By:

Name:

Title:

APPENDIX B

MORE ABOUT THE ACQUIRING ETF’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Appendix B contains information about the Acquiring ETF. The term “Fund” as used in this Appendix B refers to the Acquiring ETF.

The Fund is a series of Investment Managers Series Trust III (the “Trust”) and is regulated as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is fundamental and may not be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Fund’s Statement of Additional Information (“SAI”) are non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

Investment Objective

The Fund’s objective is long-term capital growth.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in the equity securities (common stocks, preferred stocks and convertible securities) of U.S. companies. Investments will be made based on their potential for capital growth without limitation on issuer capitalization.

BFA invests the Fund’s assets by pursuing a value-oriented strategy. BFA’s strategy begins with a screening process that seeks to identify companies whose stocks sell at discounted price-to-earnings (P/E) and price-to-cash flow (P/CF) multiples. BFA favors companies that maintain strong balance sheets and have experienced management. Generally, BFA attempts to identify situations where stock prices are undervalued by the market. BFA generally sells securities when it believes they are trading for more than their intrinsic value, to generate tax losses to offset taxable gains, or if additional cash is needed to fund redemptions.

Non-Principal Investment Strategies

The Fund reserves the right to invest in other securities, as further detailed in the Fund’s SAI.

Temporary Defensive Positions

To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in cash, cash equivalents, high-quality short-term debt securities, and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays a proportional amount of such money market funds’ advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of purchase. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Principal Risks

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Risks Associated with Investing in Equities. Equity securities, generally common stocks, held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic or political conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Sustained periods of market volatility may increase the risks associated with an investment in the Fund. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs or factors directly related to a specific company, such as decisions made by its management.

Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds, and other debt instruments in a company’s capital structure, in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns. Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Issuer-Specific Changes. The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The prices of, and income generated by, securities held by the Fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulation affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors related to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or another event affecting a single issuer. To the extent that the securities of issuers in the same or related industries or sectors behave similarly to each other, and these issuers make up a sizeable portion of the market, events affecting one issuer, industry or sector or the securities markets generally may have a larger impact. If such issuers represent a substantial portion of major market indices, a downturn in their stock prices may have a disproportionate adverse effect on the overall equity markets, even if other segments of the market perform well. At times, the Fund may invest more significantly in a single issuer, which could increase the Fund’s volatility and the risk of loss arising from the factors described above.

Stock Market Volatility. While stocks have historically outperformed other asset classes over the long term, stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

Risks Associated with Value Investing. Value securities, including those selected by the portfolio manager for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods. The Fund’s value discipline may result in a portfolio of stocks that differs materially from its illustrative index.

Securities selected by the portfolio manager using a value strategy may never reach their intrinsic value because the market fails to recognize what the portfolio manager considers to be the true business value or because the portfolio manager has misjudged those values. There may be periods during which the investment performance of the Fund suffers while using a value strategy.

Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The sub-adviser’s skill in choosing appropriate investments for the Fund will determine in part the Fund’s ability to achieve its investment objective. The portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio manager’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio manager may not make timely purchases or sales of securities for the Fund, the Fund’s investment objective may not be achieved, or the market may continue to undervalue the Fund’s securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the financial highlights table. A higher rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance. Moreover, there can be no assurance that all of the sub-adviser’s personnel will continue to be associated with the sub-adviser for any length of time. The loss of services of one or more key employees of the sub-adviser, including the portfolio manager, could have an adverse impact on the Fund’s ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio manager may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. Such events could make identifying investment risks and opportunities especially difficult for the Adviser. In response to certain crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

•	Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, shares may trade at a discount to the Fund’s NAV per share and possibly face delisting.

•	Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the Fund's NAV and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

•	Fluctuation of Net Asset Value Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

•	Market Price Could Vary From NAV Due to Foreign Holdings. The Fund may hold shares of non-U.S. securities traded in local markets that close at a different time than the Exchange. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the Exchange is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. This could lead to differences between the market price of the Fund’s shares and the underlying value of the Fund shares. These differences can be magnified during times of significant market activity.

•	Trading Issues Risk. Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

•	Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of May 31, 2025, 31.6% of the Predecessor Fund’s assets were invested in the financial sector and 26.2% of the Predecessor Fund’s assets were invested in the industrials sector.

Financial Sector Risk. Companies in the financial sector are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain companies in the financial sector to incur large losses. Securities of companies in the financial sector may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Industrial Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities may likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Recent Market Events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. U.S. and international markets have recently experienced, and may continue to experience, periods of significant volatility due to various factors, including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, and political and geopolitical events. In addition, wars or threats of war and aggression, such as Russia’s invasion of Ukraine and conflicts among nations and militant groups in the Middle East, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments. Additionally, since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including through suggestions that the United States should control sovereign foreign territories, attempts to restructure federal government agencies with international influence, and the actual or potential imposition of tariffs on foreign countries, including China and long-time U.S. allies. In particular, the imposition of tariffs has led to retaliatory tariffs by certain foreign countries and could lead to retaliatory tariffs imposed by additional foreign countries, as well as increased and prolonged market volatility, and sector-specific downturns in industries reliant on international trade.

In September 2024, the Federal Reserve lowered interest rates for the first time since 2020. Changing interest rate environments (whether downward or upward) impact various sectors of the economy and asset classes in different ways. For example, low interest rate environments tend to be positive for the equity markets, whereas high interest rate environments tend to apply downward pressure on earnings and equity prices.

In addition, raising the ceiling on U.S. government debt and passing periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the United States and elsewhere.

The events and circumstances described above could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Other market events may cause similar disruptions and effects.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, and prevent shareholders from redeeming their shares. The use of artificial intelligence and machine learning could exacerbate these risks. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings will be disclosed each day on its website at https://fpav/fpa.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at https://fpav/fpa.com. Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Fund’s Financials and Other Information, which is included in the Fund’s Form N-CSR filings, and in its monthly holdings report on Form N-PORT. To obtain an SAI, please write to the Fund c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212 or call the Fund toll-free at 1-800-638-3060.

MANAGEMENT OF THE FUND

The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

First Pacific Advisors, LP, located at 2101 E. El Segundo Blvd., Suite 301, El Segundo, California 90245, serves as the investment adviser for the Fund. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser manages accounts for individuals and institutions as well as the Fund. As of December 31, 2025, the Adviser had approximately $31.9 billion in assets under management. Subject to the oversight of the Board, the Adviser is responsible for managing the Fund’s investments, placing trade orders and providing related administrative services and facilities under an advisory agreement between the Fund and the Adviser (the “Investment Advisory Agreement”).

As compensation for the management and advisory services furnished to the Fund, the Adviser will be paid an annual advisory fee of 0.95% of the Fund’s average daily net assets. For the fiscal year ended May 31, 2025, FPA received advisory fees of 0.25% of the Predecessor Fund’s average daily net assets, after waiving fees pursuant to its expense limitation agreement with the Trust on behalf of the Predecessor Fund.

Sub-Adviser

Bragg Financial Advisors, Inc., a registered investment adviser located at 1031 South Caldwell Street, Suite 200, Charlotte, NC 28203, serves as the Fund’s sub-adviser. BFA provides investment management and supervision to individuals and institutions. As of December 31, 2025, BFA manages approximately $4.6 billion on a discretionary basis. For its sub-advisory investment services, BFA receives a sub-advisory fee from FPA, computed quarterly and paid monthly, at a rate of approximately 0.57% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement and Sub-Advisory Agreement will be available in the Fund’s first Form N-CSR following the reorganization.

Portfolio Manager

Steve Scruggs, CFA has been employed by BFA since January 2000. Mr. Scruggs is Director of Research and Senior Portfolio Manager of BFA. Mr. Scruggs holds a Bachelor’s Degree from North Carolina State University and an MBA from Wake Forest University. He is a CFA charter holder and member of the CFA Institute.

The Fund’s Statement of Additional Information contains additional information regarding Mr. Scruggs’ compensation, other accounts managed by Mr. Scruggs, and Mr. Scruggs’s ownership of securities in the Fund.

Fund Expenses

FPA has contractually agreed to waive management fees and to reimburse the Fund for Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund’s ordinary course of business) in excess of, in the aggregate, per annum, 0.73% with respect to Fund’s average daily net assets for a period of two years following the reorganization. These fee waivers and expense reimbursements are subject to possible recoupment by the adviser from the Fund in future years (within three years from the date when the amount is waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or the then-current expense limits. This agreement may only be terminated earlier by the Fund’s Board of Trustees or upon termination of the Advisory Agreement.

BUYING AND SELLING FUND SHARES

Fund shares are listed for trading on the Exchange. When you buy or sell the Fund’s shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares of the Fund will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of such shares. A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund’s NAV is calculated as of 4:00 p.m. Eastern time, the normal close of regular trading on the Exchange, on each day the Exchange is open for trading. If for example, the Exchange closes at 1:00 p.m. Eastern time, the Fund’s NAVs would still be determined as of 4:00 p.m. Eastern time. In this example, portfolio securities traded on the Exchange would be valued at their closing prices unless the Adviser determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of outstanding shares. The Fund’s NAV may be calculated earlier if permitted by the SEC. The Exchange is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund’s NAV on those days.

The Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has designated the Adviser as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Adviser has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Adviser, and may result in a different price being used in the calculation of the Fund's NAV from quoted or published prices for the same securities. Fair value determinations are made by the Adviser, in good faith, in accordance with procedures approved by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

Other types of portfolio securities that the Adviser may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Adviser, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Frequent Purchases and Redemptions of Fund Shares

The Fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund’s investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, shares of the Fund are issued and redeemed only in large quantities of shares known as Creation Units available only from the Fund directly to authorized participants, and that most trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Fund or its shareholders. In addition, frequent trading of shares of the Fund done by authorized participants and arbitrageurs is critical to ensuring that the market price remains at or close to NAV.

Availability of Information

Each Business Day, the following information will be available at https://fpav/fpa.com with respect to the Fund: (i) information for each portfolio holding that will form the basis of the next calculation of the Fund’s NAV per share; (ii) the Fund’s NAV per share, market price, and premium or discount, each as of the end of the prior Business Day; (iii) a table showing the number of days the Fund’s shares traded at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter since that year; (iv) a line graph showing Fund share premiums or discounts for the most recently completed calendar year and the most recently completed calendar quarter since that year; (v) the Fund’s median bid-ask spread over the last thirty calendar days; and (vi) if during the past year the Fund’s premium or discount was greater than 2% for more than seven consecutive trading days, a statement that the Fund’s premium or discount, as applicable, was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Fund Distributions

The Fund pays out dividends from its net investment income quarterly and distributes its net capital gains, if any, to investors at least annually. The Fund may also make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

Dividend Reinvestment Service

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.

Federal Income Tax Consequences

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. Distributions of net investment income, other than distributions the Fund reports as “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates. Distributions of net short-term capital gains are also generally taxable at ordinary income tax rates. Distributions from the Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by the Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions that the Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and/or if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

If, at the time you purchase shares of the Fund, the Fund has recognized gain or income and has not yet distributed that gain or income or the Fund has unrealized gain in its assets, you may subsequently receive a portion of your purchase price back as a taxable dividend.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from the Fund and net gain from sales of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the 3.8% Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by the Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with Internal Revenue Service (“IRS”) requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Fund's investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

An authorized participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of any cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the authorized participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the authorized participant holds the shares of the Fund comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares of the Fund comprising the Creation Units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for 6 months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable authorized participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the authorized participant as undistributed capital gains).

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares of the Fund so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in any securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares of the Fund so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

DISTRIBUTOR

Distribution Services, LLC, located at 190 Middle Street, Suite 301, Portland, Maine 04101, Portland, Maine 04101, serves as the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

FUND SERVICE PROVIDERS

Co-Administrators. UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), serve as co-administrators for the Fund. Pursuant to the Co-Administration Agreement, the Co-Administrators receive a fee for administration services based on the Fund’s average daily net assets, which is paid by the Adviser.

Transfer Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund's transfer agent. The transfer agent provides record keeping and shareholder services.

Custodian. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund's custodian. The custodian holds the securities, cash and other assets of the Fund.

Fund Accounting Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the fund accounting agent for the Fund. The fund accounting agent calculates the Fund’s daily NAV.

Legal Counsel. Morgan, Lewis & Bockius LLP, 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust and to the Independent Trustees.

Independent Registered Public Accounting Firm. Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

ADDITIONAL INFORMATION

Investments by Other Registered Investment Companies

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Rule 12d1-4 permits other investment companies to invest in the Fund beyond the limits in Section 12(d)(1), subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the transfer agent, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares of the Fund, whether or not participating in the distribution of shares of the Fund, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares of the Fund that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund's Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

APPENDIX C

financial highlights

The Target Fund’s Financial Highlights for the fiscal year ended May 31, 2025, are incorporated in this Proxy Statement by reference to the Target Fund’s Annual Financials and Other Information, which are included as part of the Target Fund’s most recent Form N-CSR filing, which can be located on the SEC’s website and is available upon request and without charge by writing to the Target Fund c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212 or by calling toll-free at 1-800-638-3060. The Financial Highlights for the Target Fund have been derived from financial statements audited by Tait, Weller & Baker LLP.

As of the date of this Proxy Statement, the Acquiring ETF has not commenced operations and has no financial highlights. The Acquiring ETF will assume the accounting and performance history of the Target Fund at the closing of the Reorganization.

APPENDIX D

Supplemental Financial Information

A table showing the fees and expenses of the Target Fund and the fees and expenses of the Acquiring ETF on a pro forma basis after giving effect to the proposed Reorganization is included in the “Fees and Expenses” section of the Proxy Statement.

The Reorganization will not result in a material change to the Target Fund's investment portfolio due to the investment restrictions of the Acquiring ETF. In particular, each security held by the Target Fund is eligible to be held by the Acquiring ETF. As a result, a schedule of investments of the Target Fund modified to show the effects of the change is not required and is not included.

There are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring ETF.

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION TRANSACTION INVOLVING

FPA Queens Road Value Fund

a series of Investment Managers Series Trust III

235 West Galena Street

Milwaukee, Wisconsin 53212

1-800-638-3060

INTO

FPA Queens Road Value ETF

a series of Investment Managers Series Trust III

235 West Galena Street

Milwaukee, Wisconsin 53232

1-800-638-3060

This Statement of Additional Information (“SAI”) of Investment Managers Series Trust III (“IMST III”), a Delaware statutory trust, is being furnished in connection with the reorganization of the FPA Queens Road Value Fund, a series of IMST III (the “Target Fund”) into the FPA Queens Road Value ETF (the “Acquiring ETF”), a series of IMST III, and it should be read in conjunction with the Combined Proxy Statement/Prospectus dated January 29, 2026 (the “Proxy Statement”) for the Special Meeting of Shareholders of the Target Fund to be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, on March 13, 2026 at 10:00 a.m. local time. This SAI is not a prospectus. Copies of the Proxy Statement may be obtained at no charge by writing to the Target Fund at 235 West Galena Street, Milwaukee, Wisconsin 53212 or by calling 1-800-638-3036, or by writing to the Acquiring ETF at 235 West Galena Street, Milwaukee, Wisconsin 53212 or by calling toll free 1-800-638-3060.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement.

This SAI incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission (the “SEC”) and will be sent to any shareholder requesting this SAI:

•	Prospectus and Statement of Additional Information of the Target Fund, each dated September 30, 2025 filed with the SEC on September 25, 2025(Accession No.0001104659-25-093293); and

•	Annual Report to Shareholders of the Target Fund dated May 31, 2025, filed with the SEC on August 8, 2025 (Accession No. 0001398344-25-014812).

The Acquiring ETF currently has no assets or liabilities. The Acquiring ETF will commence operations upon the completion of the reorganization and will continue the operations of the Target Fund. Shares of the Acquiring ETF will be listed and traded on the CBOE BZX Exchange, Inc. (the “Exchange”).

The Acquiring ETF is also referred to herein as the “Fund.”

The date of this SAI is January 29, 2026.

The Trust and The Fund

Investment Managers Series Trust III was organized under the name The Regis Fund II as a Delaware business trust on May 18, 1994. On October 31, 1995, the Trust changed its name to UAM Funds Trust. On August 30, 2002, the Trust’s name was changed to FPA Funds Trust. On January 10, 2024, the Trust’s name was changed to Investment Managers Series Trust III. The Adviser serves as the investment adviser to the following other series of the Trust: (i) FPA Crescent Fund, (ii) FPA Flexible Fixed Income Fund, (iii) FPA New Income Fund, (iv) FPA Queens Road Small Cap Value Fund, (v) FPA Global Equity ETF, and (vi) FPA Short Duration Government ETF (collectively, the “FPA Funds”). The Adviser also serves as investment adviser to Source Capital, a closed-end investment management company. The FPA Funds and Source Capital are referred to herein as the “FPA Fund Complex.” This SAI relates only to the Fund and not to the other series of the Trust.

The Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Fund will acquire all the assets and liabilities of the FPA Queens Road Value Fund, a series of the Trust (the “Predecessor Fund”), following the reorganization of the Predecessor Fund which is expected to occur during the third or fourth quarter of 2026.

The Fund is classified as a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940 Act, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, government securities, and securities of other investment companies.

The Fund offers and issues shares at their net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”). The Fund generally offers and issues shares in exchange for a basket of securities designated by the Fund (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The shares of the Fund are listed on the Exchange and trade on the Exchange at market prices. These prices may differ from the shares’ NAV per share. The shares of the Fund are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities designated by the Fund and a specified cash payment.

Investment Strategies, Policies and Risks

The discussion below supplements information contained in the Fund’s Prospectus pertaining to the investment policies of the Fund.

Additional information concerning the characteristics of certain of the Fund’s investments, strategies and risks is set forth below. The Fund may employ new strategies without prior notification to shareholders, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Fund to use these investments in “Investment Restrictions.”

Equity Securities. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, warrants and other rights to acquire such instruments. Holders of equity securities are not creditors of the issuer and, in the event the issuer is liquidated, would be entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board.

Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Rights and Warrants. The Fund may receive warrants in relation to certain investments. Warrants generally confer a right, but not the obligation, to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities. While investing in stocks allows investors to participate in the benefits of owning a company, investors must accept the risks of ownership. Unlike bondholders, who have preferential rights to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;
•	Factors affecting an entire industry, such as increases in production costs; and
•	Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Small and Medium-Sized Company Risk. Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium-sized limited markets and financial resources, narrow product lines, shorter operating histories, and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter (“OTC”) market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are less likely to be liquid, and may be subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Money-Market Investments. The Fund may invest in no-load money market mutual funds, high-quality short-term debt securities and money market instruments (such as repurchase agreements, commercial paper and certificates of deposit) (collectively, “money market investments”), when and to the extent deemed advisable by the Sub-Adviser. A mutual fund investment by the Fund, the portfolio of which consists of money market investments, typically involves some duplication of advisory fees and other expenses. Money market funds typically invest in short-term debt instruments and attempt to maintain a stable NAV. Although, the risk is low, these funds may lose value.

Securities of Foreign Issuers. The Fund may invest in the securities of foreign issuers including sponsored or unsponsored American Depository Receipts (“ADRs”) and investments in developing markets.

(For purposes of this restriction, securities issued by a foreign domiciled company that are registered with the SEC under Section 12 (b) or (g) of the Securities Exchange Act of 1934 are not treated as securities of foreign issuers.) Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Markets for foreign securities may be less liquid and may be subject to greater price volatility than those for domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of the Fund’s portfolio. Foreign investments may also be subject to local economic and political risks, political, economic and social instability, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect the Fund’s ability to realize on its investment in such securities. The Sub-Adviser may not be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

Although changes in foreign currency rates may adversely affect the Fund’s foreign investments, the Fund does not expect to purchase or sell foreign currencies for the Fund to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities they purchase. Consequently, the risks associated with such investments may be greater than if the Fund were to engage in foreign currency transactions for hedging purposes.

Exchange control regulations in such foreign markets may also adversely affect the Fund’s foreign investments and the Fund’s ability to make certain distributions necessary to maintain their eligibility as regulated investment companies and avoid the imposition of income and excise taxes may, to that extent, be limited.

The considerations noted above are generally intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

The Fund may purchase the securities of foreign companies in the form of ADRs. ADRs are certificates held in trust by a bank or similar financial institution evidencing ownership of securities of a foreign-based issuer. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

Depositories may establish either unsponsored or sponsored ADR facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of

ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Depositories create sponsored ADR facilities in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Convertible Securities. The Fund may invest in convertible securities which is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed- income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rates and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is “converted,” the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. The issuer of a convertible security may be important in determining the security’s true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund’s financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer’s failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer’s business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

Investment Company Shares. The Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may acquire shares of an Underlying Fund in amounts which, as determined immediately after the acquisition is made, do not exceed (i) 3% of the total outstanding voting stock of such Underlying Fund, (ii) 5% of the value of the Fund’s total assets, and (iii) 10% of the value of the Fund’s total assets when combined with all other Underlying Fund shares held by the Fund. The Fund may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the shares of another investment company. These changes include, in part, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits, the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act, which permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Rule 12d1-4, among other things, (1) applies to both “acquired funds” and “acquiring funds,” each as defined under the rule; (2) includes limits on control and voting of acquired funds’ shares; (3) requires that the investment advisers of acquired funds and acquiring funds relying on the rule make certain specified findings based on their evaluation of the relevant fund of funds structure; (4) requires acquired funds and acquiring funds that are relying on the rule, and which do not have the same investment adviser, to enter into fund of funds investment agreements, which must include specific terms; and (5) includes certain limits on complex fund of funds structures.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Fund may acquire the shares of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•	The Fund may own an unlimited amount of the shares of any registered open-end fund or registered UIT that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any shares of registered open-end funds or registered UITs in reliance on certain sections of the 1940 Act.

•	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.	the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding shares during any period less than 30 days; and

iii.	the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Underlying Funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company shares results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the shares of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The NAV and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Adviser determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Exchange-Traded Funds. The Fund may invest in ETFs. ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as UITs. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in large aggregations of shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities designated by the ETF, (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit designed to equalize the net asset value of the shares and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon the reorganization, merger, conversion or liquidation of the ETF. Individual shares of an ETF may only be purchased and sold on the secondary market through a broker-dealer, therefore, the liquidity of small holdings of ETF shares will depend upon the existence of a secondary market for such shares. ETFs redeem shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Upon redemption of a Creation Unit, the investor will receive securities designated by the ETF (“Redemption Securities”) and a cash payment in an amount equal to the difference between the net asset value of the shares being redeemed and the net asset value of the Redemption Securities.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

Real Estate Investment Trusts (“REITs”). REITs are sometimes described as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Equity REITs may be further characterized as operating companies or financing companies. To the extent that an equity REIT provides operational and management expertise to the properties held in its portfolio, the REIT generally exercises some degree of control over the number and identity of tenants, the terms of their tenancies, the acquisition, construction, repair and maintenance of properties and other operational issues. A mortgage REIT or an equity REIT that provides financing rather than operational and management expertise to the properties in its portfolio will generally not have control over the operations that are conducted on the real estate in which the REIT has an interest.

An investment in REITs by the Fund may involve some duplication of advisory fees and other expenses.

Debt Securities. The Fund may invest in debt securities of corporate and governmental issuers. There are no credit quality or maturity limitations on the Fund’s investments in debt securities. The risks inherent in short-, intermediate- and long-term debt securities depend on a variety of factors, including the term of the obligations, the size of a particular offering and the credit quality and rating of the issuer, in addition to general market conditions. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. A decline in the prevailing levels of interest rates will generally increase the value of the securities held by the Fund, and an increase in rates will generally have the opposite effect.

Yields on debt securities depend on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, the general economic and monetary environment, conditions in the relevant market, the size of a particular issue, maturity of the obligation and the rating of the issue.

Debt obligations rated high and some debt obligations rated medium quality are commonly referred to as “investment-grade” debt obligations. Investment-grade debt obligations are generally believed to have relatively low degrees of credit risk. However, medium-quality debt obligations, while considered investment grade, may have some speculative characteristics, since their issuers’ capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers. The principal value of lower-rated securities generally will fluctuate more widely than higher- quality securities. Lower-quality securities entail a higher degree of risk as to the payment of interest and return of principal. Such securities are also subject to special risks, discussed below. To compensate investors for taking on such increased risk, issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

In conducting its credit research and analysis, the Fund will consider both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers and will rely to a great extent on credit ratings compiled by a number of nationally recognized statistical rating organizations (“NRSROs”).

“High-Yield” Risk (Junk Bonds). The Fund is permitted to invest in non-investment grade debt obligations, sometimes referred to as “junk bonds” (hereinafter referred to as “lower-quality securities”). Lower-quality securities are those securities that are rated lower than investment grade and unrated securities believed by to be of comparable quality. Although these securities generally offer higher yields than investment grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be more speculative with respect to the issuer’s capacity to pay interest and repay principal. Other potential risks associated with investing in lower-quality securities include:

Effect of Interest Rates and Economic Changes. The market for lower-quality and comparable unrated securities is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market would withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for, and adversely affect the value of, such securities.

All interest-bearing securities typically experience price appreciation when interest rates decline and price depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual issuer developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of the securities is significantly greater than issues of higher-rated securities because such securities are generally unsecured and are often subordinated to their creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expense to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.

As previously noted, the value of a lower-quality or comparable unrated security generally will decrease in a rising interest rate market, and the Fund’s net asset value will decline correspondingly. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation could force the Fund to sell the more liquid portion of its portfolio.

Credit Risk. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities, and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings, including, for example, those published by S&P Global Ratings, Moody’s Investors Service and Fitch Ratings, are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Sub-Advisers’ credit analysis than would be the case with investments in investment-grade debt obligations.

Legal Risk. Securities in which the Fund may invest are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress, state legislatures or other governmental agencies extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to make principal and interest payments on their debt securities may be materially impaired. From time to time, legislation designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers may be adopted. It is anticipated that if legislation is enacted or proposed, it could have a material effect on the value of these securities and the existence of a secondary trading market for such securities.

Liquidity Risk. The Fund may have difficulty disposing of certain lower quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower- quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it generally is not as liquid as the secondary market for higher- rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security and disposition of the security may involve time-consuming negotiation and legal expense. As a result, the Fund’s net asset value and ability to dispose of particular securities when necessary to meet the Fund’s liquidity needs, or in response to a specific economic event, may be affected.

U.S. Government Obligations. The Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass- through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that FNMA and Federal Home Loan Mortgage Corporation (“FHLMC”) had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefore.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage- backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage- backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

No assurance can be given that the U.S. government will continue to support FNMA and FHLMC. In addition, the future for FNMA and FHLMC remains uncertain. Congress continues to evaluate proposals to reduce the U.S. government’s role in the mortgage market of both FNMA and FHLMC, including proposals as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. Should the federal government adopt any such proposal, the value of the Fund’s investments in securities issued by FNMA and FHLMC would be impacted. FNMA and FHLMC are also the subject of continuing legal actions and investigations, which may have an adverse effect on these entities.

Floating And Variable Rate Securities. The Fund may invest in securities which offer a variable or floating rate of interest. Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable rate securities, on the other hand, provide for automatic establishment of a new interest rate at fixed intervals. Interest rates on floating and variable rate securities are based on a designated rate or a specified percentage thereof, such as a bank’s prime rate.

Floating or variable rate securities typically include a demand feature entitling the holder to demand payment of the obligation on short notice at par plus accrued interest. Some securities which do not have floating or variable interest rates may be accompanied by puts producing similar results and price characteristics. The issuer of these securities normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days’ notice to the noteholders. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider the instrument’s maturity to be shorter than its stated maturity.

Options. The Fund may invest in put and call options for which the Fund pays a premium (cost of option), and the Fund may buy or sell from a long position such options, exercise such options, or permit such options to expire, in each case, when and to the extent deemed advisable by the Sub-Adviser there are two basic types of options: “puts” and “calls.” A call option on a security gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Alternatively, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period. Purchased options have defined risk, that is, the premium paid for the option, regardless of how much the affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the price of the underlying security falls and a purchased call increases in value as the value of the underlying security rises. The Fund will not engage in the writing of call or put options.

In addition to options on individual securities, the Fund may buy or sell from a long position options on securities indices. In general, options on indices of securities are similar to option on individual securities except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with option on equity securities or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund’s ability to hedge effectively through transactions in options depends on the degree to which price movements in its holdings correlate with price movements of the options.

Short Sales. The Fund may engage in short sale transactions in securities listed on one or more worldwide securities exchanges, particularly the United States, when and to the extent deemed advisable by the Sub-Adviser. The Fund may only make short sales “against the box”, i.e., sales made when the Fund owns securities identical to those sold short. A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

Illiquid Investments and Restricted Securities Investments. Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund has implemented a written liquidity risk management program and related procedures (“Liquidity Program”) that is reasonably designed to assess and manage the Fund’s “liquidity risk” (defined by the SEC as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining 33 investors’ interests in the Fund). Liquidity classifications will be made after reasonable inquiry and taking into account, among other things, market, trading and investment-specific considerations deemed to be relevant to the liquidity classification of the Fund’s investments in accordance with the Liquidity Program.

The Fund may invest in restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the “1933 Act”), or an exemption from registration. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in the Fund’s inability to dispose of such securities promptly or at favorable prices.

Political, Social and Economic Uncertainty. Social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) that occur from time to time will create uncertainty and may have significant impacts on issuers, industries, governments and other systems, including the financial markets, to which the Fund and the issuers in which it invests are exposed. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

Uncertainty can result in or coincide with: increased volatility in the global financial markets, including those related to equity and debt securities, loans, credit, derivatives and currency; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprises; greater governmental involvement in the economy or in social factors that impact the economy; greater, less or different governmental regulation and supervision of the securities markets and market participants and increased, decreased or different processes for and approaches to monitoring markets and enforcing rules and regulations by governments or self-regulatory organizations; limited, or limitations on the, activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell assets or otherwise settle transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact the Fund’s investments, it is clear that these types of events will impact the Fund and the issuers in which it invest. The issuers in which the Fund invests could be significantly impacted by emerging events and uncertainty of this type and the Fund will be negatively impacted if the value of its portfolio holdings decrease as a result of such events and the uncertainty they cause. There can be no assurance that emerging events will not cause the Fund to suffer a loss of any or all of their investments or interest thereon. The Fund will also be negatively affected if the operations and effectiveness of the Adviser, Sub-Adviser, their affiliates, the issuers in which the Fund invests or their key service providers are compromised or if necessary or beneficial systems and processes are disrupted.

Use of Artificial Intelligence. The Adviser may use artificial intelligence technology tools (“AI”), including generative artificial intelligence and similar technologies (“GenAI”), to aid in the development of infrastructure and technology, to assist in the research process, and for other use cases as identified by the Adviser. AI is an emerging and rapidly evolving technology and therefore it is difficult to fully assess the risks associated with it. While the Adviser endeavors to evaluate AI tools before using them in its business, and is developing protocols for use of AI which attempt to address certain known risks associated with the technology, there can be no assurance that it will do so successfully, and the use of AI may adversely affect the Adviser and the Fund. GenAI may create output that superficially appears correct but may in fact be incorrect. To the extent the Adviser uses GenAI software, there is no assurance that such software will function correctly, efficiently, or without security weaknesses. While the Adviser has implemented certain quality control procedures for software development generally, there is no assurance that such procedures will identify all relevant issues, defects or errors in any software, including any AI-generated output. There is no assurance that the Adviser can successfully assert proprietary rights in any AI-generated output. The intellectual property laws relating to AI-generated works of authorship or inventions is unclear, and there is no assurance that intellectual property laws would be sufficient to permit the Adviser to protect its AI-generated output in the event that others obtain access to it. Conversely, it is possible that the output from any GenAI model may be similar to preexisting content on which the GenAI model was trained and there is also a risk that the Adviser and the Fund could incur liability or expense in connection with claims of infringement or similar claims by third parties related to information which the Adviser receives through GenAI.

The use of AI as a tool in investment management is relatively new and has not been the subject of significant regulatory oversight. The regulatory landscape for the use of AI for investment management purposes is likely to evolve. It is possible that new regulations may emerge in this area which impede or hinder the Adviser’s ability to use AI in the future. There can be no assurance that the Adviser’s anticipated use of AI will be able to continue without restrictive regulatory requirements.

Cybersecurity Risk. As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional cyber events from outside threat actors or internal resources that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking,” malicious software coding, etc.), from multiple sources including outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users) or (cyber extortion including exfiltration of data held for ransom and/or “ransomware” attacks that renders systems inoperable until ransom is paid) or insider actions. In addition, cybersecurity breaches involving the Fund’s third party service providers (including but not limited to advisers, administrators, transfer agents, custodians, vendors, suppliers, distributors and other third parties), trading counterparties or issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cybersecurity breaches or extortion of company data. Moreover, cybersecurity breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value.

Cybersecurity failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cybersecurity risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may be unknown or emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. Such entities have experienced cyber-attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks will be successful. There is also a risk that cybersecurity breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cybersecurity breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

Temporary Defensive Position. The Fund may hold up to 100% of its assets in cash or high quality short- term debt securities and money market instruments for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Sub-Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund’s other investment policies. The types of high-quality instruments in which the Fund may invest for such purposes include money market mutual funds, money market securities (such as repurchase agreements) and securities issued or guaranteed by the United States Government or its agencies or instrumentalities, certificates of deposit, time deposits, and bankers’ acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the “A” major rating category by S&P Global Ratings or the “Prime” major rating category by Moody’s Investor’s Service, Inc. (“Moody’s”), or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least “A” category by S&P Global Ratings or Moody’s.

Short Term Trading. The Fund may engage in short term trading of securities and reserves full freedom with respect to portfolio turnover. In period where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. A higher portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

Leverage. The Fund may borrow money from a bank not to exceed 33 1/3% of total assets (including the proceeds of any such borrowing). However, such borrowing is permitted only in extraordinary circumstances such as to raise cash to fund redemptions. Leverage involves the borrowing of money to purchase securities. The use of borrowed money will incur interest charges and may have an adverse impact on the Fund’s performance. Although the Fund will only use leverage for extraordinary or emergency purposes, the use of leverage may increase the overall riskiness of the Fund’s portfolio. Typically, use of leverage will cause the Fund’s assets to increase more when portfolio assets increase in value and decrease more when portfolio assets decrease in value than if the Fund did not use leverage. Additionally, if securities values fall, the Fund may have to liquidate securities at a loss to pay off any borrowings.

Investment Restrictions

The Fund has adopted certain investment restrictions. These restrictions are classified as either fundamental or non-fundamental. Fundamental restrictions, including the Fund’s investment objective, may not be changed without the affirmative vote of a majority of outstanding voting securities of the applicable fund. Non-Fundamental restrictions may be changed without a shareholder vote.

In addition, as a diversified investment management company, the Fund intends to abide by the 1940 Act requirements that the Fund must have at least 75% of the value of its total assets represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

For more information, see “Investment Objective and Principal Investment Strategies” and “Risk Factors” in the Fund’s prospectus.

Fundamental Restrictions

The fundamental investment restrictions with respect to the Fund are set forth below. Under these restrictions, the Fund may not:

(1)	issue senior securities as defined in the 1940 Act, except as permitted by that Act and the rules, regulations or pronouncements thereunder or as permitted by the Securities and Exchange Commission (the creation of general liens or security interests under industry practices for transactions in portfolio assets are not deemed to involve the issuance of senior securities);

(2)	underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund’s securities, the Fund may be a selling shareholder in an offering or deemed to be an underwriter under certain federal securities laws;

(3)	make direct investments in real estate unless acquired as a result of ownership of securities or other instruments, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which make real estate loans or own, or invest or deal in, real estate;

(4)	invest in physical commodities or physical commodity contracts, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

(5)	lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this restriction does not apply to purchases of debt securities or repurchase agreements.

(6)	invest 25% or more of the value of its total assets in any one industry or group of industries, as determined by standard industry classification codes. However, the Fund is not obligated to sell excess securities when securities of a given industry come to constitute 25% or more of the value of the Fund’s total assets by reason of changes in value of either the concentrated securities or other securities, and

(7)	borrow money, including reverse repurchase agreements in so far as such agreements may be regarded as borrowings, except for borrowings from a bank and not in an amount in excess of 33 1/3% of the value of its total assets (including the proceeds of any such borrowings). The Fund will not make investments in securities when the outstanding borrowing exceeds 5% of the Fund’s total assets.

Non-Fundamental Restrictions

The following investment restrictions are non-fundamental and may be changed with respect to the Fund without shareholder approval. Under these restrictions, the Fund may not:

(1)	purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

(2)	engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures of securities, securities indices, currencies and interest rates;

(3)	purchase securities on margin or make short sales of securities or maintain a short position except for short sales “against the box” (for the purpose of this restriction, escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures, options and forward commitments are not deemed to involve the use of margin);

(4)	purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or any exemptive order from the SEC;

(5)	invest 10% or more of the value of its total assets in options. However, the Fund is not obligated to sell options when options come to constitute 10% or more of the value of the Fund’s total assets by reason of changes in value of either options or other securities; and

(6)	with regard to Fundamental Restriction (7) above – Such borrowing will only be made from a bank and for extraordinary or emergency purposes, such as permitting redemption requests to be honored.

Excluding the Fund’s restrictions regarding borrowing (Fundamental Restriction (7) above) and illiquid securities (Non-fundamental Restriction (1) above), any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities and such excess results therefrom. If events subsequent to a transaction result in the Fund exceeding the percentage limitation on illiquid securities, the Sub-Adviser will reduce the percentage of held in illiquid securities as soon as practical until the Fund is in compliance with that percentage limitation. If events subsequent to a transaction result in the Fund exceeding the percentage limitation on borrowings, the Sub-Adviser will reduce the percentage of borrowings within 3 days (not including Sundays or holidays or such longer period as the Commission may prescribe by rules and regulations) until the Fund is in compliance with that percentage limitation.

Portfolio Turnover

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, as applicable, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes.

The Predecessor Fund’s portfolio turnover rates for the fiscal year ended May 31, 2025, and May 31, 2024, were 0% and 9%, respectively.

Portfolio Holdings Information

The Trust’s Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet web sites. In addition, the composition of the in-kind creation basket and the in-kind redemption basket is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

 Greater than daily access to information concerning the Fund’s portfolio holdings will be permitted (i) to certain personnel of service providers to the Fund involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, and (ii) to other personnel of the Fund’s service providers who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course, agreements with the Fund, and the terms of the Trust’s current registration statement. From time to time, and in the ordinary course of business, such information may also be disclosed (i) to other entities that provide services to the Fund, including pricing information vendors, and third parties that deliver analytical, statistical or consulting services to the Fund and (ii) generally after it has been disseminated to the NSCC.

The Fund will disclose its complete portfolio holdings in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year-end, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose any of the Fund’s portfolio holdings or other investment positions (whether in writing, by fax, by e-mail, orally, or by other means) except in accordance with this policy. The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings. The Board reviews the implementation of this policy on a periodic basis.

Management of the Fund

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with the Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, Distributor, co-administrators, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that the Adviser is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objective, strategies, and policies, all of which are subject to general supervision by the Board. All Trustees are trustees of the FPA Fund Complex.

Trustees serve until the next meeting of shareholders or until their successors are duly elected. Since shareholder meetings are not held each year, a Trustee’s term is indefinite in length. If a Trustee dies or resigns, a successor generally can be elected by the remaining Trustees. Each Trustee was last elected to the Board at a shareholder meeting held on June 1, 2023.

Sandra Brown, Robert F. Goldrich, and John P. Zader, are all of the Trustees of the Trust who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below.

Name, Address(1) and Age	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years and Other Affiliations	Number of Portfolios in FPA Fund Complex Overseen By Trustee(4)	Other Directorships Held By Trustee During Past Five Years(5)
Independent Trustees
Sandra Brown Born 1955	Trustee	Unlimited; Since 2016	Consultant (2009 – present). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999 – 2009); President, Transamerica Securities Sales Corp. (1998 – 2009); Vice President, Bank of America Mutual Fund Administration (1990 – 1998); Trustee of Bragg Capital Trust (2020 – 2023).	8	None
Robert F. Goldrich Born 1962	Trustee	Unlimited; Since 2022	President of WireFox LLC (2022 – present); SVP Strategies Initiative of CMW Strategies (2022 – 2024); President/CFO of the Leon Levy Foundation (2014 – 2022); Trustee of Bragg Capital Trust (2022 – 2023).	8	None
John P. Zader Born 1961	Trustee	Unlimited; Since 2023	Retired (2014 – present); Formerly, CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider (2006 - 2014); President, Investment Managers Series Trust (2007 – 2014).	8	Investment Managers Series Trust, a registered investment company (2007-2022) and Investment Managers Series Trust II, a registered investment company (includes 222 portfolios) (2013 -present).
Interested Trustees
J. Richard Atwood Born 1960(2)	Trustee	Unlimited; Since 2016	Retired (January 2025 – present); Formerly, Director and President of	8	None

Name, Address(1) and Age	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years and Other Affiliations	Number of Portfolios in FPA Fund Complex Overseen By Trustee(4)	Other Directorships Held By Trustee During Past Five Years(5)
FPA GP, Inc., the General Partner of the Adviser (2018 – 2024) and Managing Partner of FPA (2000 – 2024); Director/Trustee of each FPA Fund since 2016; President of each FPA Fund (2016 – 2023).
Maureen Quill(3) Born 1963	Trustee and President	Unlimited; Since 2023

President, Investment Managers Series Trust III (2023 – present); President,

Investment Managers Series Trust (2019 – present); EVP/Executive Director Registered Funds (2018 – present). Formerly, Chief Operating Officer (2014 – 2018), and Executive Vice President (2007 – 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (2013 – 2020); Vice President, Investment Managers Series Trust (2013 – 2014).

Investment Managers Series Trust, a registered investment company (includes 30 portfolios) (2019 – present).

(1)	The address of each Trustee is 235 West Galena Street, Milwaukee, Wisconsin 53212.

(2)	Mr. Atwood is an “interested person” within the meaning of the 1940 Act by virtue of his affiliation with the Adviser. Mr. Atwood will resign as Trustee of the Trust by April 30, 2026.

(3)	Ms. Quill is an “interested person” within the meaning of the 1940 Act by virtue of her affiliation with UMB Fund Services, Inc.

(4)	The Trust is comprised of multiple series managed by unaffiliated investment advisers. Each Trustee serves as Trustee of each series of the Trust. The term “FPA Fund Complex” applies only to the series managed by the same investment adviser, as well as to Source Capital, a closed-end investment management company, to which the Trustees also serve as Trustees. The Adviser also serves as investment adviser to the (i) FPA Crescent Fund, (ii) FPA New Income Fund, (iii) FPA Flexible Fixed Income Fund, (iv) FPA Queens Road Small Cap Value Fund, (v) FPA Queens Road Value Fund, and (vi) FPA Short Duration Government ETF which are offered in separate prospectuses. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.

(5)	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.

Officers of the Trust

Officers of the Trust are elected annually by the Board. The following individuals serve as officers of the Trust.

Name, Address(1) and Year of Birth	Position with Trust	Year First Elected as Officer of the Trust	Principal Occupation(s) During the Past Five Years
Rita Dam Born 1966	Treasurer and Assistant Secretary	2023	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC; Treasurer and Assistant Secretary, Investment Managers Series Trust (2007 - present); Co-President, Foothill Capital Management, LLC, a registered investment adviser (2018 - 2022).
Diane Drake Born 1967	Secretary	2023	Senior Counsel, Mutual Fund Administration, LLC (2015 - present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment adviser (2018 - 2019).
Martin Dziura Born 1959	Chief Compliance Officer	2023	Principal, Dziura Compliance Consulting, LLC (2014 - present); Managing Director, Cipperman Compliance Services (2010 - 2014); Chief Compliance Officer, Hanlon Investment Management (2009 - 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 - 2009).
Max Banhazl Born 1987	Vice President	2023	Vice President, Mutual Fund Administration, LLC (2012 - present); Managing Director, Marketing and Sales Director, Foothill Capital Management (2018 - 2022).
Korey Bauer Born 1989	Vice President	2023	Vice President/Business Development, Mutual Fund Administration, LLC (2022-present); Chief Investment Officer, Managing Director, and Portfolio Manager of Foothill Capital Management (2018 - 2022); Portfolio Manager, AXS Investments, LLC (2020 - 2022); President, Chief Executive Officer and Chief Compliance Officer of Bauer Capital Management, LLC (2014 - 2018).

(1)	The address for Ms. Dam, Ms. Drake, Mr. Banhazl, and Mr. Bauer: 2220 E. Route 66, Suite 226, Glendora, California 91740. The address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

Leadership Structure and Responsibilities of the Board and its Committees

The Board has general oversight responsibility with respect to the Fund’s business and affairs. Although the Board has delegated day-to-day oversight to the Adviser, all Fund operations are overseen by the Board, which meets at least quarterly. The Board is currently composed of five Trustees, three of whom are each not an “interested person” of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). The Board holds executive sessions (with and without partners and/or employees of the Adviser) in connection with its regularly scheduled Board meetings. The Independent Trustees have retained “independent legal counsel” as defined in the rules under the 1940 Act.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s responsibilities include presiding at all meetings of the Board, working with the President to set the agenda for meetings and serving as liaison among the other Trustees and with Trust officers and management personnel.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also conducts an annual self- assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations, among other matters. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics.

The Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Fund achieve its investment objective while acting in the best interests of the Fund’s shareholders. Several members of the Board have had a long and continued service with the Fund. As noted in the table above, the Trustees bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, education, corporate management, and investment management. The Board believes that each particular Trustee’s financial and business experience gives him or her the qualifications and skills to serve as a Trustee. Notwithstanding the accomplishments noted above, none of the members of the Board is considered an “expert” within the meaning of the federal securities laws with respect to the information in the Fund’s registration statement.

Day-to-day management of the Fund, including risk management, is the responsibility of the Adviser, which is responsible for managing all Fund operations and the Fund’s risk management processes. The Board oversees the processes implemented by the Adviser, Sub- Adviser and other service providers to manage relevant risks and considers risk management issues as part of its responsibilities throughout the year at regular meetings. The Audit Committee also considers risk management issues affecting the Fund’s financial reporting and controls at its regular meetings throughout the year. The Adviser and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at their request. For example, the portfolio manager of the Fund meets regularly with the Board to discuss portfolio performance, including investment risk trading, and the impact on the Fund’s investments in particular securities. The Adviser also prepares reports for the Board regarding various issues, including valuation and liquidity.

Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s objectives. As a result of the foregoing and other factors, the ability of the Fund’s service providers to eliminate or mitigate risks is subject to limitations.

The Board has also appointed a chief compliance officer (“CCO”) for the Fund. The CCO reports directly to the Board and participates in the meetings of the Board. The Independent Trustees meet quarterly in executive session with the CCO, and the CCO prepares and presents periodic compliance reports, which update compliance activities to date and results thereon. Additionally, the CCO presents an annual written report to the Board evaluating and reporting on the Fund’s compliance policies and procedures.

Committees of the Board

The Board has an Audit Committee and a Nominating, Governance and Regulatory Review Committee (“Nominating Committee”). The responsibilities of each committee are described below.

The Audit Committee is comprised of all of the Independent Trustees. The Committee makes recommendations to the Board concerning the selection of the Fund’s independent registered public accounting firm and reviews with such firm the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Fund with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee is expected to meet at least twice a year with respect to each series of the Trust.

The Nominating Committee is comprised of all of the Independent Trustees. The Committee recommends to the full Board nominees for election as Trustees of the Fund to fill the vacancies on the Board, when and as they occur. The Committee periodically reviews such issues as the Board’s composition and compensation and other relevant issues, and recommends any appropriate changes to the full Board. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholders’ suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Fund, in care of the Fund’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee along with a written consent of the prospective nominee for consideration of their name by the Committee. The determination of nominees recommended by the Committee is within the full discretion of the Committee, and a final selection of nominees is within the sole discretion of the Board. Therefore, no assurance can be given that any persons recommended by shareholders will be nominated as Trustees.

The Nominating Committee is responsible for searching for Trustee candidates that meet the evolving needs of the Board. Trustee candidates must have the highest personal and professional ethics and integrity. Additional criteria weighed by the Nominating Committee in the Trustee identification and selection process include the relevance of a candidate’s experience in investment company and/or public company businesses, enterprise or business leadership and managerial experience, broad economic and policy knowledge, the candidate’s independence from conflicts of interest or direct economic relationship with the Fund, financial literacy and knowledge, and the candidate’s ability and willingness to devote the proper time to prepare for, attend and participate in discussions in meetings. The Committee also takes into account whether a candidate satisfies the criteria for independence under the rules and regulations of the 1940 Act, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the candidate would qualify as an Audit Committee financial expert. While the Nominating Committee does not have a formal policy regarding diversity on the Board, consideration is given to nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board.

Trustee Compensation

The following information relates to compensation paid to the Trustees. The Fund typically pays each Independent Trustee an annual retainer, as well as fees for attending meetings of the Board and its Committees. Board and Committee chairs receive additional fees for their services. No pension or retirement benefits are accrued as part of Fund expenses. Each such Independent Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee. No other entity affiliated with the Trust pays any compensation to the Trustees.

Effective January 1, 2026, each Independent Trustee receives a fixed annual retainer of $195,000, payable in equal quarterly increments; $6,000 for each special in-person meeting attended; and $2,500 for each other special meeting attended by videoconference or teleconference at which Board action is taken and/or materials were prepared for review.  In addition, Mr. Zader receives an additional annual retainer of $50,000 for serving as Chair of the Board; Ms. Brown receives an additional annual retainer of $20,000 for serving as Chair of the Audit Committee; and Mr. Goldrich receives an additional annual retainer of $20,000 for serving as Chair of the Nominating Committee.

Previously, each Independent Trustee received a fixed annual retainer of $177,500, payable in equal quarterly increments; $6,000 for each special in-person meeting attended; and $2,500 for each other special meeting attended by videoconference or teleconference at which Board action is taken and/or materials were prepared for review. In addition, Mr. Zader received an additional annual retainer of $40,000 for serving as Chair of the Board; Ms. Brown received an additional annual retainer of $20,000 for serving as Chair of the Audit Committee; and Mr. Goldrich received an additional annual retainer of $20,000 for serving as Chair of the Nominating Committee. The Trust has no pension or retirement plan.

The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

The Trustees may elect to defer payment of their compensation from the Fund pursuant to the Trust’s non-qualified Deferred Compensation Plan for Trustees which permits the Trustees to defer receipt of all or part of their compensation from the Trust. Amounts deferred are deemed invested in shares of one or more series of the Trust, as selected by the Trustee from time to time. A Trustee’s deferred compensation account will be paid in cash at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan. Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.

Mr. Atwood is not compensated for his service as Trustee because of his affiliation with the Adviser. Ms. Quill is not compensated for her service as Trustee because of her affiliation with UMB Fund Services, Inc. Officers of the Trust are not compensated by the Fund for their services.

	Sandra Brown, Independent Trustee and Audit Committee Chair	Robert F. Goldrich, Independent Trustee and Nominating Committee Chair	John P. Zader, Independent Trustee and Chairperson
FPA Queens Road Value Fund – Predecessor Fund[1,3]	$8,281.23	$8,281.23	$9,046.53
Pension or Retirement Benefits Accrued as Part of Fund’s Expenses[3]	None	None	None
Estimated Annual Benefits Upon Retirement	None	None	None
Total Compensation from FPA Fund Complex Paid to Trustees[1,2,3]	$186,775.25	$186,755.25	$202,478.52

[1]	For the Predecessor Fund’s fiscal year ended May 31, 2025.

[2]	There are currently multiple portfolios comprising the Trust. Total compensation from the FPA Fund Complex also includes compensation for serving as a Trustee of Source Capital. The FPA Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services. For the fiscal year ended May 31, 2025, the aggregate Independent Trustees’ fees for the Trust were $576,029.

[3]	Mr. Zader elected to defer payment of his compensation from the Predecessor Fund under the Predecessor Fund’s non-qualified Deferred Compensation Plan for Trustees under which trustees may defer receipt of all or part of their compensation from the Fund. As of the fiscal year ended May 31, 2025, the total amount of deferred compensation payable to Mr. Zader was $57,430.

Fund Shares Owned by Trustees

Certain information regarding ownership by the Trustees of the Predecessor Fund and the FPA Fund Complex, as of December 31, 2025 is set forth in the following table.

Name of Trustee	Ownership in Predecessor Fund ($)	Ownership in FPA Fund Complex ($)
Sandra Brown, Independent Trustee	None	$10,001-$50,000
Robert F. Goldrich, Independent Trustee	None	None
John P. Zader, Independent Trustee	None	None
J. Richard Atwood, Interested Trustee	Over $100,000	Over $100,000
Maureen Quill, Interested Trustee	None	None

Code of Ethics

The Trust, the Adviser, and the Sub-Adviser have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics are designed to prevent officers and/or employees who may have access to nonpublic information about the trading activities of the Fund (access persons) from profiting from that information.

The Adviser’s Code of Ethics outlines policies and procedures designed to detect and prevent conflicts of interest relating to personal trading by employees and to ensure that FPA effects transactions for clients in a manner consistent with its fiduciary duty and in accordance with applicable laws. The Adviser’s Code of Ethics prohibits FPA employees from purchasing securities (with certain limited exceptions) that are held in any client account or are under active consideration for purchase or sale by any client account. Included in this prohibition are all equivalent and/or related securities, based on the issuer. In addition, all employees are prohibited from trading, either personally or on behalf of others, on material nonpublic information or communicating material nonpublic information to others in violation of the law. Various procedures have been adopted under the Adviser’s Code of Ethics including the requirement to pre-clear all applicable transactions. Additional restrictions relating to short-term trading and purchases of initial public offerings are also defined in the Adviser’s Code of Ethics and applicable to all employees. This requirement does not apply to 401(k) investments and month-end direct payroll deductions into the mutual funds managed by the Adviser, nor does it apply to money market funds, bankers’ acceptances, bank certificates of deposit, or commercial paper. The Sub-Adviser has adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under the Sub-Adviser Code of Ethics, personnel are allowed to engage in personal securities transactions only in accordance with certain conditions relating to such person’s position, the identity of the security, the timing of the transaction, and other similar factors. Transactions in securities held by the Fund are permitted, subject to compliance with the Code of Ethics.

Control Persons and Principal Shareholders

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a fund or acknowledges the existence of control.1 Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a fund. The following table lists the control persons of the Predecessor Fund as of January 6, 2026.1

Control Persons	Jurisdiction	% of Total Outstanding Shares of the Predecessor Fund as of January 6, 2026
Pershing LLC Jersey City, NJ 07303	New Jersey	53.52%

[1]	The Predecessor Fund has no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

The following table lists the principal shareholders of the Predecessor Fund as of January 6, 2026. The principal shareholders are holders of record of 5% or more of the outstanding shares of the Predecessor Fund, including the listed shareholders that are financial intermediaries.1

Principal Shareholders	% of Total Outstanding Shares of the Predecessor Fund as of January 6, 2026
FPA Queens Road Value Fund – Predecessor Fund
Pershing LLC Jersey City, NJ 07303	53.54%
National Financial Services LLC Jersey City, NJ 07310	13.56%
LPL Financial San Diego, CA 92121	8.70%
Ascensus Trust Company FBO Fargo, ND 58106	7.89%
Charles Schwab & Co., Inc. San Francisco, CA 94105	6.95%

[1]	The Predecessor Fund has no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

As of the date of this SAI, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund or Predecessor Fund. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Adviser, the Fund’s distributor, Distribution Services, LLC (the “Distributor”), or any of their respective affiliates.

The Adviser

First Pacific Advisors, LP, 2101 E. El Segundo Blvd., Suite 301, El Segundo, California 90245, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. As of December 31, 2025, the Adviser manages assets of approximately $31.9 billion and serves as the investment adviser for other investment companies as well as institutional, sub-advised and private fund accounts. As of December 31, 2025, the personnel of First Pacific Advisors, LP consists of 20 persons engaged full time in portfolio management or investment research in addition to 57 persons engaged full time in trading, administrative, sales, client service, financial, legal, compliance or clerical activities. FPA is a privately owned limited partnership. FPA GP is the general partner of FPA. Steven Romick has a controlling interest in FPA.

Subject to the oversight of the Board, the Adviser is responsible for the overall management of the Fund’s investment related business affairs. Pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Fund, the Adviser, subject to the supervision of the Board, and in conformity with the stated policies of the Fund, manages the portfolio investment operations of the Fund. The Adviser has overall supervisory responsibilities for the general management and investment of the Fund’s securities portfolio, as detailed below, which are subject to review and approval by the Board. In general, the Adviser’s duties include setting the Fund’s overall investment strategies and asset allocation.

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund. Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or the

Distributor, (c) the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of maintaining certain required records of the Fund and of pricing the Shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of fidelity and liability insurance, (i) the fees and expenses involved in registering and maintaining registration of the Fund and of shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (j) all expenses of shareholders and Board meetings (including travel expenses of trustees and officers of the Trust who are not directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect with respect to the Fund from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund, upon giving the Adviser 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Adviser on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Adviser of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund an investment advisory fee (computed daily and payable monthly) of 0.95% of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit the Fund’s total annual fund operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))), to 0.73% of the Fund’s average daily net assets for a period of two years following the reorganization of the Predecessor Fund. The Adviser may recoup operating expenses in excess of these limits from the Fund within three years if such recoupment can be achieved within the lesser of the foregoing expense limits and the expense limits in place at the time of recoupment. This agreement may be terminated by the Board only on 60 days’ written notice to the Adviser. In addition, the Adviser may seek reimbursement from the Fund of fees waived or payments made by the Adviser to the Predecessor Fund prior to the Predecessor Fund’s reorganization for a period ending three years after the date of the waiver or payment if such recoupment can be achieved within the lesser of the foregoing expense limited and the expense limits in place at the time of the recoupment.

For the fiscal years ended May 31, 2025, May 31, 2024, and May 31, 2023, the Predecessor Fund paid the following advisory fees:

Fiscal Year	Gross Advisory Fees Earned by the Adviser	Advisory Fees Waived	Net Fees Earned by the Adviser
For the fiscal year ended May 31, 2025	$476,269	$352,543	$123,726
For the fiscal year ended May 31, 2024[1]	$349,533	$349,533	$0
For the fiscal year ended May 31, 2023[1]	$310,556	$310,556	$0

1 Prior to July 28, 2023, fees were paid to the respective predecessor fund.

The Sub-Adviser

The Fund’s sub-adviser, Bragg Financial Advisors, Inc., is registered with the SEC as an investment adviser under the Investment Advisors Act of 1940. BFA is owned by Benton Bragg, John Bragg, Phillip Bragg, and Steve Scruggs.

The Sub-Adviser acts as investment sub-adviser to the Fund pursuant to an Investment Sub-Advisory Agreement among the Adviser, the Sub-Adviser and the Trust (the “Sub-Advisory Agreement”). This Sub-Advisory Agreement will continue in effect for two years after its initial effectiveness and will continue from year to year as long as it is approved at least annually by both (i) a vote of the majority of the Trustees or a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act), and (ii) a vote of the majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated by the Fund upon 60 days’ notice to the Sub- Adviser, and by the Sub-Adviser upon 90 days’ notice to the Fund. The Sub-Advisory Agreement cannot be assigned, and automatically terminates in the event of assignment. A transaction that does not result in a change of actual control or management of an adviser is not deemed an assignment, as provided by the 1940 Act.

Subject to the supervision and direction of the Adviser and the Board of Trustees, the Sub-Adviser manages the Fund’s portfolio in accordance with the stated policies of the Fund. As described in the Prospectus, the Adviser pays the Sub-Adviser a sub-advisory fee based on the net assets of the Fund. Under the terms of the Sub-Advisory Agreement, the Sub-Adviser is entitled to receive an annual fee from FPA equal to approximately 0.57% of the Fund’s average daily net assets.

Portfolio Manager

Set forth below is the following information with respect to the portfolio manager who is primarily responsible for the day-to-day management of the Fund’s portfolio, as identified in the Prospectus: (i) other accounts managed by the portfolio manager, (ii) a description of the portfolio manager’s compensation structure and (iii) the dollar range of the portfolio manager’s investments in the Fund.

Other Accounts* Managed by Portfolio Manager. As of May 31, 2025, information on other accounts managed by the Predecessor Fund’s portfolio manager is as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Steven H. Scruggs	0	$0	0	$0	0	$0
Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Steven H. Scruggs	0	$0	0	$0	0	$0

* Other accounts include separate accounts and high net worth individual accounts.

Potential Conflicts of Interest. The fact that the portfolio manager may have day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the portfolio manager may have an opportunity to purchase securities of limited availability. In this circumstance, the portfolio manager is expected to review each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his or her managed accounts are treated equitably. The portfolio manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. The portfolio manager may allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

Finally, conflicts of interest may arise when the portfolio manager personally buys, holds or sells securities held or to be purchased or sold for the Fund or other client account or personally buys, holds or sells the shares of the Fund. To address this, the Fund has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests). A copy of the Code of Ethics is available free of charge by calling toll free 1-800-638-3060.

The Fund has adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation. The portfolio manager is paid a base salary plus bonuses based on the operating profit of the Fund. In setting the base salary, the Sub-Adviser seeks to be competitive in light of the portfolio manager’s experience and responsibilities.

The portfolio manager is paid a discretionary performance bonus based on the performance of the firm. The amount, nature and timing of the performance bonus are made at the discretion of the owners of the Sub-Adviser.

Additionally, the portfolio manager may receive distributions of the Sub-Adviser’s profits to the extent that the portfolio manager is a shareholder of the Sub-Adviser. Steven H. Scruggs is a portfolio manager and shareholder of the Sub-Adviser.

Portfolio Manager Fund Ownership. As of May 31, 2025, the portfolio manager owned shares of the Predecessor Fund as set forth in the table below.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Predecessor Fund
Steven H. Scruggs	Over $1,000,000

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), serve as co-administrators for the Fund. The Co-Administrators provide certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement. The Adviser pays the Co-Administrators a fee for administration services. The fee is payable monthly based on the Fund’s average daily net assets.

The Predecessor Fund paid the following co-administration fees for the period(s) indicated:

Co-Administration Fees ($)[1]
For the fiscal year ended May 31, 2025	$57,580
For the period July 28, 2023[2] through May 31, 2024	$63,214

1 Includes Fund Administration, Accounting, Transfer Agent and Custody fees.

2 Prior to the July 28, 2023, fees were paid to the predecessor administrator.

Transfer Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund’s transfer agent. The transfer agent provides record keeping and shareholder services.

Custodian. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund’s custodian. The custodian holds the securities, cash and other assets of the Fund.

Fund Accounting Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the fund accounting agent for the Fund. The fund accounting agent calculates the Fund’s daily NAV.

Legal Counsel. Morgan, Lewis & Bockius LLP, 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust and the Independent Trustees.

Independent Registered Public Accounting Firm. Tait, Weller & Baker LLP (“Tait Weller”), Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102-2529, is the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements and the performance of related tax services.

Distributor. Distribution Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), is the distributor (also known as the principal underwriter) of the shares of the Fund and is located at 190 Middle Street, Suite 301, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor is not affiliated with the Trust, the Adviser, or any other service provider for the Fund.

Distribution Agreement

Under a Distribution Agreement with the Trust (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a commercially reasonable efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund. Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Adviser pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Pursuant to the Distribution Agreement, should any amounts be retained by the Distributor, such amounts would not be held for profit by the Distributor, but instead would be used solely for distribution-related expenditures.

Platform Support Fee

The Adviser may, at its own expense and out of its own resources, make payments to financial firms or their affiliated companies, which may be used for their platform development, maintenance, improvement and/or the availability of services including, but not limited to, platform education and communications, relationship management support, development to support new or changing products, risk management and regulatory compliance infrastructure in support of investment-related products, programs and services (collectively, “platform support”).

Shareholder Service Plan

The Board has adopted, on behalf of the Fund, a Shareholder Service Plan (the “Service Plan”) under which the

Adviser will provide, or arrange for others (such as banks, trust companies, broker-dealers and other financial intermediaries (each, a “Service Organization”)) to provide, certain specified non- distribution shareholder servicing functions for Fund shares owned by its respective customers, including but not limited to (a) establishing and maintaining accounts and records relating to customers who invest in the Fund; (b) aggregating and processing orders involving Fund shares; (c) processing dividend and other distribution payments from the Fund on behalf of customers; (d) preparing tax reports or forms on behalf of customers; (e) forwarding communications from the Fund; (f) providing sub-accounting with respect to shares for the Fund; (g) providing customers with a service that invests the assets of their accounts in Fund shares pursuant to specific or pre-authorized instructions; and (h) providing such other similar services as the Adviser may reasonably request to the extent it or a Service Organization is permitted to do so under applicable statutes, rules or regulations. The Fund will pay the Service Organizations at an annual rate of up to 0.25% attributable shares of the Fund’s average daily net assets, payable monthly. The amount paid by the Fund to any Service Organization may be expressed in terms of a dollar amount per shareholder account in the Fund held by clients of the Service Organization, and/or in terms of percentage of the net assets of such accounts. For the fiscal year ended May 31, 2024, the Predecessor Fund paid $16,625 in shareholder servicing fees.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Portfolio Transactions. Decisions to buy and sell securities for the Fund are made by the Sub-Adviser. Portfolio security transactions for the Fund are effected by or under the supervision of the Sub-Adviser.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the OTC markets, but the price of those securities includes an undisclosed commission or markup. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s markup or markdown.

In executing portfolio transactions and selecting brokers and dealers, it is the Fund’s policy to seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Sub-Advisory Agreement authorizes the Sub-Adviser to pay a higher commission than is charged by other broker-dealers if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund.

The Board of Trustees will periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The Sub-Adviser’s fee under the Sub-Advisory Agreement is not reduced by reason of the Sub-Adviser’s receiving such brokerage and research services.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the Sub-Adviser, investments of the kind made by the Fund may also be made by those other accounts. When the Fund and one or more accounts managed by the Sub-Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Sub-Adviser to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.

When selecting brokers, the Fund negotiates with its brokers to ensure that the Fund pays a rate of commission that is competitive with the current market environment as determined by the Sub-Adviser.

All trades are made in accordance with the 17e-1 procedures of the Trust. The Predecessor Fund paid the following brokerage commissions for the periods indicated:

Fund	Brokerage Commissions
	Fiscal year ended May 31, 2025	Fiscal year ended May 31, 2024	Fiscal year ended May 31, 2023
FPA Queens Road Value Fund – Predecessor Fund	$0	$1,738[1]	$100

1 The variations in brokerage commissions for the Predecessor Fund were due to portfolio turnover.

No commissions were paid by the Predecessor Fund to any affiliated broker during the last three fiscal years.

Holdings of Securities of the Fund’s Regular Brokers and Dealers

From time to time, the Fund may acquire and hold securities issued by its “regular brokers or dealers” or the parents of those brokers or dealers. “Regular brokers or dealers” (as such term is defined in the 1940 Act) of the Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares. For the fiscal year ended May 31, 2025, the Predecessor Fund did not hold any securities of its regular brokers or dealers.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. An officer of the Trust’s Transfer Agent serves as the Trust’s Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Transfer Agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Determination of Net Asset Value

The NAV of the Fund’s shares will fluctuate and is determined as of 4:00 p.m. Eastern time, the normal close of regular trading on the Exchange on each day the Exchange is open for trading. The NAV may be calculated earlier if permitted by the SEC. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that the Exchange will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

The NAV of the Fund is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities attributable to the class by (b) the number of shares outstanding in that class (assets – liabilities / # of shares = NAV). The NAV takes into account all of the expenses and fees of that class of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board has appointed the Adviser as the Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. The Adviser considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service (which use information provided by market makers or estimates of market value based on similar securities), and 4) other factors as necessary to determine a fair value under certain circumstances. As the Valuation Designee, the Adviser has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the last available bid price.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded on the National Association of Securities Dealers Automated Quotation (“Nasdaq”), National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. OTC securities which are not traded on the Nasdaq National Market System shall be valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation in which a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Adviser. The Adviser will periodically review the reliability of the Fund’s fair value methodology. The Fund may hold portfolio securities such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Adviser in good faith deems appropriate to reflect as their fair value.

BOOK ENTRY ONLY SYSTEM

Depository Trust Company (“DTC”) acts as securities depositary for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares of the Fund is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares of the Fund (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares of the Fund. The Trust recognizes DTC or its nominee as the record owner of all shares of the Fund for all purposes. Beneficial Owners of shares of the Fund are not entitled to have such shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares of the Fund.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of shares of the Fund held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding shares of the Fund, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Fund. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares of the Fund held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Fund’s shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of shares of the Fund, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Fund issues and redeems its shares on a continuous basis, at NAV, only in a large, specified number of shares called a “Creation Unit,” either principally in-kind for securities designated by the Fund together with the deposit of a specified cash payment or in cash for the value of such securities. The NAV of the Fund’s shares is determined once each Business Day (defined below), as described below under “Determination of Net Asset Value.” The Creation Unit size may change. Authorized Participants will be notified of such change.

Purchase (Creation)

The Trust issues and sells shares of the Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The Fund will not issue fractional Creation Units. A Business Day is, generally, any day on which the Exchange is open for business.

Fund Deposit

The consideration for purchase of a Creation Unit of the Fund generally consists of either (i) the in-kind deposit of the Deposit Securities and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Cash and the Cash Component. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs may be recoverable from the purchaser of Creation Units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the shares of the Fund (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current standard Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such standard Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund may be changed from time to time with a view to the investment objective of the

Fund. The composition of the Deposit Securities may also change in response to corporate action events and adjustments to the weighting or composition of the Fund’s portfolio.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of or implementation of changes to the Fund’s portfolio.

Cash Purchase Method

The Trust may at its discretion permit full or partial cash purchases of Creation Units of the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.

Procedures for Purchase of Creation Units

To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent and the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (defined below) and any other applicable fees, taxes, and additional variable charge. The Adviser may retain all or a portion of the creation transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the creation transaction fee is designed to cover.

All orders to purchase shares of the Fund directly from the Fund, including custom orders, must be placed for one or more Creation Units in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook or applicable order form. The Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the applicable cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Fund is generally the first Business Day after the Order Placement Date. The Fund reserves the right to settle transactions on a basis other than “T” plus one Business Day (i.e., days on which the Exchange is open) (“T+1”). All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 4:00 p.m. Eastern time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 4:00 p.m. Eastern time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook, order form, and this SAI are properly followed.

Issuance of a Creation Unit

Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Transfer Agent. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the first Business Day following the day on which the purchase order is deemed received by the Transfer Agent in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares of the Fund on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by the time set forth in the Participant Agreement on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income, and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a creation transaction fee as set forth below under “Creation Transaction Fee” may be charged and an additional variable charge may also apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units

The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent in respect of the Fund including, without limitation, if (a) the order is not in proper form or the Deposit Securities delivered do not consist of the securities that the Custodian specified; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed purchase (i.e., creation) transaction fee may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard creation transaction fee for the Fund is currently $400 for in-kind purchases and $100 for cash purchases, regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time. The creation transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may determine not to charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more efficient manner than could have been achieved without such order.

Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the creation transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the Transaction Fee is designed to cover.

Risks of Purchasing Creation Units

There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because the Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund’s shares as part of an "unsold allotment" within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption

Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON REORGANIZATION, MERGER, CONVERSION OR LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares of the Fund in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of securities designated by the Fund that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Redemption Securities”). Redemption Securities received on redemption may not be identical to Deposit Securities. The identity and number of shares of the Redemption Securities or the Cash Redemption Amount (defined below) may be changed from time to time with a view to the investment objective of the Fund.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Redemption Securities plus cash in an amount equal to the difference between the NAV of the shares of the Fund being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any applicable additional variable charge as set forth below. In the event that the Redemption Securities have a value greater than the NAV of the shares of the Fund, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Redemption Securities.

Cash Redemption Method

Full or partial cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Redemption Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

Redemption Transaction Fee

A fixed redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The transaction fee for the redemption of Creation Units is $400 for in-kind redemptions and $100 for cash redemptions. The Fund may adjust the redemption transaction fee from time to time. The redemption transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, may be imposed for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may determine not to charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services, which may include an amount for the redemption transaction fees and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Redemption Securities to the account of the Trust. The non-standard charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Redemption Securities and the Cash Redemption Amount and other transactions costs. The Adviser may retain all or a portion of the redemption transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the redemption of a Creation Unit, which the redemption transaction fee is designed to cover.

When redeeming Creation Units for cash, the Fund may incur additional costs associated with the disposition of Deposit Securities that would otherwise be provided to an in-kind redeemer. These additional costs may be recoverable from the redeemer of Creation Units.

Procedures for Redemption of Creation Units

Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares of the Fund through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected, unless, to the extent contemplated by the Participant Agreement, collateral is posted in an amount equal to a percentage of the value of the missing shares of the Fund as specified in the Participant Agreement (and marked to market daily).

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares of the Fund to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures

In connection with taking delivery of shares of Redemption Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Securities are customarily traded, to which account such Redemption Securities will be delivered. Deliveries of redemption proceeds generally will be made within one Business Day of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than one Business Day after the day on which the redemption request is received in proper form. If neither the redeeming shareholder nor the Authorized Participant acting on behalf of such redeeming shareholder has appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholders will be required to receive redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Redemption Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Redemption Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Redemption Securities but does not differ in NAV.

Pursuant to the Participant Agreement, an Authorized Participant submitting a redemption request is deemed to make certain representations to the Trust regarding the Authorized Participant’s ability to tender for redemption the requisite number of shares of the Fund. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of shares for Redemption Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Redemption Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Redemption Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the shares of the Fund to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Redemption Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Redemption Securities.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares, or to purchase or sell shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the securities owned by the Fund or determination of the NAV of the shares of the Fund is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Federal Income Tax Matters

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. The Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income) (collectively, “qualifying income”); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships”; and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a non-deductible federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. The Fund will be subject to income tax at the applicable corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. The Fund’s policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to distribute its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

Shareholders generally will be subject to federal income taxes on distributions made by the Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income, generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by the Fund from REITs generally do not qualify for treatment as qualified dividend income.

Dividends paid by the Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

If the Fund receives a dividend (other than a capital gain dividend) in respect of any share of REIT stock with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend, then Fund dividends attributable to that REIT dividend income (as reduced by certain Fund expenses) may be reported by the Fund as eligible for the 20% deduction for “qualified REIT dividends” generally available to noncorporate shareholders under the Code. In order to qualify for this deduction, noncorporate shareholders must meet minimum holding period requirements with respect to their Fund shares.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of the taxpayer’s business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the Fund shares and must not have hedged its position in the Fund shares in certain ways.

Distributions of net capital gain, if any, that the Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. The Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

For U.S. federal income tax purposes, the Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Distributions in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions are subject to an excise tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A sale of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a sale may be disallowed under certain wash sale rules to the extent shares of the Fund or substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of

Creation Units of the Fund may limit the tax efficiency of the Fund. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the exchanger’s basis in the Creation Units. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” (for an Authorized Participant which does not mark-to-market its holdings) or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less should be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the shares included in the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units. Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

The Fund’s entry into a short sale transaction could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, the Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as the Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect to "pass through" to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Shareholders who do not itemize deductions for U.S. federal income tax purposes will not be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. Treasury regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the Fund makes the election to pass through qualified foreign taxes and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S. source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Foreign exchange gains or losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

The Fund may purchase the securities of certain foreign companies treated as passive foreign investment companies for federal income tax purposes (“PFICs”). PFICs may be the only or primary means by which the Fund may invest in some countries. If the Fund invests in equity securities of PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such securities even if such income is distributed as a taxable dividend to shareholders. Additional charges in the nature of interest may be imposed on the Fund with respect to deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.

If a sufficient percentage of the interests in a foreign issuer are held by the Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

In addition, if the Fund owned 10% or more of the voting power of a foreign entity treated as a corporation for U.S. federal income tax purposes for the last tax year of the foreign entity beginning before January 1, 2018, the Fund may have been required to include in its income its share of certain deferred foreign income of that foreign entity. Under those circumstances, the Fund may be able to make an election for such amounts to be included in income over eight years. Any income included under this rule may have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, and even though shareholders derived no economic benefit from the foreign entity’s deferred income.

Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by the Fund, e.g., from REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 21%, and require non-U.S. shareholders to file nonresident U.S. income tax returns.

The Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain U.S. Treasury regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain, to redemption proceeds, or to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to the Fund’s dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Fund, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of the Fund should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situations.

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributions of remaining net realized capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares of the Fund are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Fund will make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Trust of the same Fund at NAV per share. Distributions reinvested in additional shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

General Information

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities.

The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Fund, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series. The assets belonging to a series are charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only. Therefore, any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged by the Trustees to and among the existing series in the sole discretion of the Trustees. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The Trust may offer more than one class of shares of any series. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust, which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record. Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, California 91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise immaterial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust has also entered into an indemnification agreement with each Trustee which provides that the Trust shall advance expenses and indemnify and hold harmless the Trustee in certain circumstances against any expenses incurred by the Trustee in any proceeding arising out of or in connection with the Trustee's service to the Trust, to the maximum extent permitted by the Delaware Statutory Trust Act, the 1933 Act and the 1940 Act, and which provides for certain procedures in connection with such advancement of expenses and indemnification.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust and the Adviser have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics govern the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Trust Code of Ethics, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

Financial Statements

The Trust’s independent registered public accounting firm, Tait Weller, audits and reports on the Fund’s annual financial statements. Incorporated by reference herein is the Predecessor Fund’s Annual Financials and Other Information for the fiscal year ended May 31, 2025, which is included as part of the Predecessor Fund’s most recent

Form N-CSR filing and includes the “Schedule of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statement of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements.” The Fund has adopted the financial statements of the Predecessor Fund. Those financial statements were audited by the Predecessor Fund’s independent public accounting firm. The Fund’s most recent Annual Financials and Other Information is available upon request without charge by contacting the Fund at the address or telephone number set forth on the cover page of this SAI or on the Fund’s website https://fpav/fpa.com.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund’s portfolio securities. The procedures and guidelines delegate to the Sub-Adviser the authority to vote proxies relating to portfolio securities and provide guidelines to ensure that proxies are voted in the best interest of the Fund’s shareholders. The Sub-Adviser will put the interests of the Fund’s shareholders above all others when voting proxies. If a conflict of interest should arise between the interests of the Sub-Adviser and the interests of the Fund’s shareholders, the Sub-Adviser will vote the proxies in the shareholders’ best interests. Any such conflict of interest will be reported to the Board of Trustees at the next meeting of the Trustees.

A copy of the proxy voting procedures for the Fund is available at no charge upon request by calling (800) 638-3060 or at the SEC’s website at www.sec.gov. Also, a report filed on Form N-PX is available, upon request, at no charge that details the proxy votes made by the Fund for the previous 12-month period ended June 30. These reports are available by calling (800) 638-3060, visiting the Fund’s website at https://fpav/fpa.com, and will also be made available on the SEC’s website at www.sec.gov.

Appendix A
Description of Securities Ratings

A debt obligation rating by Moody’s, Fitch, S&P, Morningstar DBRS (“Morningstar”), or Kroll Bond Rating Agency (“Kroll”) reflects their current assessment of the creditworthiness of an obligor with respect to a specific obligation. The purpose of the rating systems is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. A rating is not a recommendation as to investment value, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or from other sources that the rating agencies deem reliable. The ratings are based on the opinion and judgment of the rating agencies and may prove to be inaccurate. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

Unless a modifier is included, all references in this SAI and the Fund’s Prospectus to a rating classification incorporate the full range of modifiers for the classification. For example, a reference to Moody’s “Baa” or S&P’s “BBB” quality rating incorporates Baa1 to Baa3 and BBB+ to BBB-, respectively.

The following is a description of the characteristics of ratings as recently published by Moody’s, Fitch, S&P, Morningstar and Kroll.

Moody’s

Aaa - Bonds judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt- edge. Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds which possess many favorable investment attributes and are to be considered as upper medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds judged to have speculative elements. Their future cannot be considered to be as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - The lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Nonrated - Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believe possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.

Fitch

AAA - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. Default is a real possibility.

CC - Very high levels of credit risk. Default of some kind seems probable.

C - Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.

Note: The modifiers Plus (+) or Minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation category, or to corporate finance obligation ratings in the categories below ‘CCC’.

S&P

AAA - Capacity to pay interest and repay principal is extremely strong.

AA - Capacity to pay interest and repay principal is very strong, and these bonds differ from AAA issues only in small degree.

A - Capacity to pay interest and repay principal is strong although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Capacity to pay interest and repay principal is adequate. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI - reserved for income bonds on which no interest is being paid.

D - in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular type of obligation as a matter of policy.

Morningstar

AAA – A rating of AAA is the highest credit rating assigned by Morningstar. A rating of AAA indicates an extremely strong ability to make timely interest payments and ultimate principal payments on or prior to a rated final distribution or maturity date.

AA+, AA, AA- A rating in the AA category indicates a very strong ability to make timely interest and ultimate principal payments on or prior to a rated final distribution or maturity date.

A+, A, A- A rating in the A category indicates a strong ability to make timely interest and ultimate principal payments on or prior to a rated final distribution or maturity date, but that ability could be influenced by adverse changes in circumstances or conditions, such as adverse business or economic conditions.

BBB+, BBB, BBB- A rating in the BBB category indicates the ability to make timely payments of interest and ultimate principal payments on or prior to a rated final distribution or maturity date, but that ability could be impacted by adverse changes in circumstances or conditions, such as adverse business or economic conditions.

BB+, BB, BB- A rating in the BB category indicates the ability to make timely payments of interest and ultimate payment of principal on or prior to a rated final distribution or maturity date in the absence of various adverse circumstances or conditions such as adverse business or economic conditions. The vulnerability of securities rated BB to the previously mentioned conditions is greater than that of higher rated securities or issuers.

B+, B, B- A rating in the B category indicates a default has not yet occurred, but the issuer or securities are vulnerable to adverse changes in the business or economic environment. Securities rated in the B category are more vulnerable to nonpayment of timely interest and ultimate payment of principal on or prior to a rated final distribution date than higher rated securities.

CCC+, CCC, CCC- A rating in the CCC category indicates a material likelihood of default, and for corporate and financial institution obligations, significant dependence on favorable business conditions to avoid default or capital restructuring. For structured finance securities, forecasted or actual losses may have eroded but not yet eliminated available credit support.

CC – A rating of CC on a corporate or financial institution issuer or security indicates a default has not yet occurred but the issuer or security is extremely dependent on favorable business conditions to avoid default or significant capital restructuring. This rating does not apply to structured finance securities.

C – A rating of C on a corporate or financial institution issuer or security indicates a default is expected in the very near term. Corporate and financial institution issuers or securities will be rated C and placed on Under Review Negative during a cure period for payments of interest and principal. This rating does not apply to structured finance securities.

SD – A rating of SD indicates a selective default when an issuer has defaulted on one or more but not all its debt obligations without entering bankruptcy. Selective Default is not applicable to individual issues and therefore is not applicable to structured finance securities.

D – A rating of 'D' indicates that a default has occurred; or, for structured finance securities, (1) actual losses have reduced the principal balance of the security; or (2) actual losses have eliminated available credit support. Additionally, forecasted losses that would reduce the principal balance of the security or eliminate the available credit support, subject to our reasonable judgment, may be indicative of a D rating.

Kroll

AAA – Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.

AA – Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.

A – Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.

BBB – Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stress environments.

BB – Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.

B – Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.

CCC – Determined to be at substantial risk of loss due to credit-related events, near default or in default with high recovery expectations.

CC – Determined to be near default or in default with average recovery expectations.

C – Determined to be near default or in default with low recovery expectations.

D – Kroll defines default as occurring if: 1. There is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered. 2. The rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result. 3. The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

Kroll may append - or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.

Commercial Paper Ratings. Moody’s and S&P employ the designations set forth below to rate commercial paper.

Moody’s designations, all judged to be investment grade, indicate the relative repayment capacity of rated issuers. Issuers rated Prime- 1 have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations.

S&P ratings are an assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issuers assigned the highest rating by S&P (“A”) are regarded as having the greatest capacity for timely payment. Issuers in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety. A-1 indicates that the degree of safety regarding timely payment is either overwhelming (denoted with a plus sign) or very strong. A-2 indicates that capacity for timely payment is strong; however, the relative degree of safety is not as high as for issuers designated A-1. A-3 indicates a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPSETTING PURPOSES ONLY*** THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES. INVESTMENT MANAGERS SERIES TRUST III FPA QUEENS ROAD VALUE FUND PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 13, 2026 The undersigned, revoking prior proxies, hereby appoints Rita Dam and Diane Drake, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto. Each of them, with the full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders (the “Meeting”) of Queens Road Value Fund to be held at 10:00 a.m. local time, at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, or any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which has been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-888-567-1626. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 13, 2026. The proxy statement for this meeting is available at: vote.proxyonline.com/fpa/docs/queensroad2026.pdf 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free 1-888-567-1626 Monday through Friday 9 a.m. to 10 p.m. Eastern time PROXY VOTING OPTIONS CONTROL NUMBER 12345678910 SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY CARD YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] FPA QUEENS ROAD VALUE FUND This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:● FOR AGAINST ABSTAIN 1. Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the FPA Queens Road Value Fund (the “Target Fund”), a series of Investment Managers Series Trust III (the “Trust”) to the FPA Queens Road Value ETF (the “Acquiring ETF”), a series of the Trust, in exchange for (a) shares of the Acquiring ETF with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Target Fund, and (b) the Acquiring ETF’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring ETF in proportion to the shareholders’ respective holdings of shares of the Target Fund; and ○ ○ ○ 2. The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof. ○ ○ ○ THANK YOU FOR VOTING YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. _______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE _______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE PROXY CARD